STAGECOACH FUNDS 1995 ANNUAL REPORT

  [LOGO]
STAGECOACH
  FUNDS-R-


ANNUAL
---------
REPORT
---------

Asset Allocation Fund

California Tax-Free
Bond Fund

California Tax-Free
Income Fund

Corporate Stock Fund                           [ART]

Diversified Stock Fund

Ginnie Mae Fund

Growth and Income Fund

Short-Intermediate
U.S. Government
Income Fund

U.S. Government
Allocation Fund

DECEMBER 31, 1995                   Advised by Wells Fargo Bank, N.A.
                     Sponsored/Distributed by Stephens Inc., Member NYSE/SIPC
                                             NOT FDIC INSURED

                                                               TABLE OF CONTENTS
LETTER TO SHAREHOLDERS                                                       iii

PORTFOLIOS OF INVESTMENTS AND MANAGER COMMENTS

  Asset Allocation Fund                                                        1

  California Tax-Free Bond Fund                                               25

  California Tax-Free Income Fund                                             45

  Corporate Stock Fund                                                        56

  Diversified Income Fund                                                     77

  Ginnie Mae Fund                                                             88

  Growth and Income Fund                                                      95

  Short-Intermediate U.S. Government Income Fund                             106

  U.S. Government Allocation Fund                                            114

STATEMENT OF ASSETS AND LIABILITIES                                          123

STATEMENT OF OPERATIONS                                                      126

STATEMENTS OF CHANGES IN NET ASSETS                                          129

FINANCIAL HIGHLIGHTS                                                         137

NOTES TO THE FINANCIAL STATEMENTS                                            148

INDEPENDENT AUDITORS' REPORT                                                 157

PROXY VOTING RESULTS                                                         158

LIST OF ABBREVIATIONS                                                        160

 STAGECOACH FUNDS:
 -------------------------------------------------------------------------

- ARE NOT FDIC INSURED
- ARE NOT GUARANTEED BY WELLS FARGO BANK OR BZW     [NO FDIC]
  BARCLAYS GLOBAL INVESTORS, N.A.
- ARE NOT DEPOSITS OR OBLIGATIONS OF EITHER WELLS
  FARGO BANK OR BARCLAYS
- INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS
  OF PRINCIPAL

                                                           ---------------------

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---------------------

                                                          LETTER TO SHAREHOLDERS
-----------------
TO OUR SHAREHOLDERS
A BANNER YEAR FOR STOCKS AND BONDS

The investment markets had a banner year in 1995. The stock market had its biggest one-year gain since 1958, as measured by the Standard & Poor's 500 Index. Long-term bond returns were the third highest since 1950, according to various bond indexes. The effect of this remarkable rally was reflected in equity and fixed-income mutual funds, where double-digit returns were common. Stagecoach long-term Funds shared in 1995's impressive returns.

One lesson after the disappointing returns in 1994 was clear: patience and a long-term commitment are keys to successful investing. And while it is unlikely that 1996 will repeat 1995's impressive performance, the climate remains favorable for the long-term investor.

THE BOND MARKET

The Federal Reserve lowered the federal funds target rate by 0.25% in July, 1995, and again by 0.25% in December. These cuts signaled a reversal of Fed policy after a series of rate increases in 1994 and early 1995. Longer-term rates followed suit, with two-year Treasury yields falling 2.50% and thirty-year Treasury rates down almost 2%. While rate decreases lower the returns on new bonds, the resale value of higher paying, existing bonds increases. The Fed's actions sparked a strong rally in the bond market and the resulting price appreciation erased much of the erosion bond-holders endured in 1994.

The Orange County bankruptcy, which caused concern among municipal securities investors early in the year, moved toward a resolution when the County filed a reoganization plan which should see the County emerge from bankruptcy by June, 1996. Meanwhile, Orange County has been forced to raise interest rates by as much as 0.20% in order to attract investors. The Stagecoach Funds do not currently hold any Orange County issues which are not credit enhanced (for example, backed by a line of credit) or revenue-backed (backed by the income from a particular project) so that the resolution of the bankruptcy should have little effect on the Funds.

The outlook remains positive for fixed-income markets in 1996. Several broad trends continue to support a declining interest rate environment. Sluggish economic growth and low inflation should lead to further easing of monetary policy early in the year and both short-term and long-term rates should decline, continuing the bond market rally. Yields on money market instruments, however, closely follow the federal funds target rate and should see decreased yeilds.

Although any decline in interest rates in the months ahead will likely not be as steep as last year's, 1996 should reward bond investors. We see the Federal Reserve lowering the federal funds target rate by 0.25 to 1.00% from the year-end level of 5.50%.

                                                           ---------------------

LETTER TO SHAREHOLDERS

THE STOCK MARKET

In 1995, the ingredients were in place for a spectacular year: declining interest rates, low inflation, increasing profit margins and a strong flow of funds into the market. U.S. equities responded with near-record returns. Technology stocks were winners as strong earnings growth drove prices higher for the year. Financial stocks, which traditionally benefit from falling interest rates, were also market leaders due to industry consolidation and record profits, as well as the Fed's actions. Strength was also seen in the traditional consumer goods companies, particularly among large U.S.-based multinationals where global name recognition and a history of consistent positive earnings resulted in strong stock prices.

Although 1996 is not expected to repeat 1995's impressive performance, many of the ingredients for attractive market returns, however, are still in place: a favorable interest rate environment, corporate restructuring, mergers and acquisitions, corporate share repurchase programs, and the continual stream of contributions into mutual funds, retirement plans and household savings earmarked for long-term equity investment. We feel that the stocks of those companies which focus most on enhancing shareholder value should be the least volatile and provide the best long-term results.

THE ENVIRONMENT REMAINS "FRIENDLY" FOR INVESTORS

We expect the stock and bond markets to continue to benefit from lower interest rates early in 1996. We also expect modest growth and historically low inflation to set the stage for further interest rate reductions over the next several months. Corporate earnings should help support the stock market as well. While the federal budget debate is making some investors more cautious about investing in long-term government and municipal bonds, the plan to reduce the federal deficit is encouraging news and should have a positive effect on investors.

Of course, the financial markets are not without their risks and uncertainties. Investors should not take continued market increases for granted, especially in the short-term. Diversification and a long-term strategy are important elements of successful investing. We do believe, however, that we can look forward to a sustained period of slow growth and continued long-term bond rate declines with little risk of inflation throughout 1996.

A COMMITMENT TO INVESTMENT QUALITY

We believe a conservative, straightforward approach to portfolio management to be the most effective long-term investment strategy. On the following pages you will find commentary on each of the Funds from the investment advisors and Portfolio managers offering insight into individual Fund performance, strategies, portfolio holdings and other helpful information.

The portfolio managers pictured with each Fund are only a part of the extensive team assembled to help you meet your

---------------------

                                                          LETTER TO SHAREHOLDERS
financial goals. Over fifty investment professionals concentrate on specific disciplines within the equity and debt markets to develop strategies and focus on individual investments. Our investment professionals have access to state-of-the-art technology, numerous research databases and a scale of assets which assures cost-efficient trade execution and thorough investment research coverage.

Thank you for your continued investment in Stagecoach Funds. We will work diligently to help you realize your financial goals in 1996 and in the years to come.

STAGECOACH FUNDS, FEBRUARY 1996

PS During 1996, Stagecoach Funds will be introducing a new choice for investors: the STAGECOACH AGGRESSIVE GROWTH FUND. This Fund is for the experienced investor who is willing to accept an above-average degree of risk in exchange for the potential of high return. The Aggressive Growth Fund is not for everybody, but it reflects our commitment to offering a variety of Stagecoach Funds to meet a broad range of investment goals. -- FEBRUARY 15, 1996

"STANDARD & POOR'S-REGISTERED TRADEMARK-," "S&P-REGISTERED TRADEMARK-," AND "S&P 500-REGISTERED TRADEMARK-" ARE REGISTERED TRADEMARKS OF MCGRAW-HILL, INC. THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF 500 LARGE COMPANIES, INCLUDING INDUSTRIAL, TRANSPORTATION, UTILITY AND FINANCIAL COMPANIES.

                                                           ---------------------

                                                           ASSET ALLOCATION FUND
---------
INVESTMENT
ADVISORS
FUND OBJECTIVE

To seek a high level of long-term total return consistent with reasonable risk.

  [PHOTO] JANICE DERINGER has co-managed the Asset Allocation Fund since August 1988. She received her B.S. in Economics and Political Science from Willamette University and an M.B.A. in Finance from the University of California at Berkeley. Janice is responsible for the over-all implementation of asset allocation strategies and also co-manages the U.S. Government Allocation Fund.

  [PHOTO] ROSS SAKAMOTO has co-managed the Asset Allocation Fund since January 1991 after service as a mutual fund accountant. He received his B.S. in Business Administration from the University of California at Berkeley. He is responsible for the daily implementation of the asset allocation strategy. Ross also co-manages the U.S. Government Allocation Fund.

                                                           ---------------------

ASSET ALLOCATION FUND

--------------------
INVESTMENT ADVISOR Q&A

WHAT WAS THE ONE-YEAR TOTAL RETURN FOR THE ASSET ALLOCATION FUND IN 1995?

The Fund finished the year posting a 29.18% total return for Class A shares, a significant improvement over 1994's total return of -2.82%. (Return figures exclude sales charges.)

WHAT BROUGHT ABOUT THIS CHANGE?

The Fund pursues an investment strategy which allocates assets between bonds, the S&P 500 stock index, and money market instruments as economic conditions warrant. In 1994, the returns of both the stock and the bond markets were disappointing, leaving little opportunity to add value. In 1995, the return for the S&P 500 was at its highest level since 1958, and the bond market posted very strong results, so there were opportunities available to capture strong returns.

THE FEDERAL RESERVE LOWERED THE FEDERAL FUNDS TARGET RATE BY 0.25% IN JULY AND BY ANOTHER 0.25% IN DECEMBER, YET THE FUND SIGNIFICANTLY INCREASED ITS MONEY MARKET HOLDINGS. WHY?

When the Fed lowered the federal funds target rate after a series of increases throughout 1994 and into 1995, long-term rates followed. Typically, as returns on new bonds decrease, the value of existing, higher-paying bonds increases, making it more attractive to sell these bonds and realize a profit. The bond market began to rally early in the year in anticipation of the rate cut which finally came in July. The Fund, which began 1995 with approximately 60% of its assets invested in bonds, reduced the bond allocation in March and again in May in order to capture profits.

Money market yields fell as well, but these yields were more attractive when balanced against the yields and risks of bonds. In the asset allocation model, the allocation between bonds and cash is determined by the difference between the yield available on bonds and the yield available on money market instruments. This is known as the YIELD SPREAD. While long-term bond rates usually fall in response to a decline in the federal funds target rate, in 1995 long-term rates fell at a greater pace. As a result, the yield spread narrowed to 1.10% by the end of the year after beginning the year at 2.20%. So while cash became less attractive in an ABSOLUTE sense, it became more attractive RELATIVE to bonds.

In addition, the Fund's investment model did not expect the return on stocks to be high enough to fully offset their risks. Therefore, most of the proceeds from the bond sales were invested in money markets. The Fund ended the year with an approximate allocation of 52% stocks, 20% bonds and 28% money markets. If the Fed continues to indicate a belief that the threat of inflation has been reduced and continues to lower rates, but long-term bond rates remain steady, the Fund

---------------------
2

                                                           ASSET ALLOCATION FUND
will reduce its money market holdings and increase its bond and/or stock allocations.

ALLOCATION MIX 12/31/94

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds            60%
Stocks           40%

ALLOCATION MIX 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Stocks           52%
Bonds            20%
Cash             28%

WHEN THE MODEL SIGNALS IT IS TIME TO BUY STOCKS, THE FUND BUYS ACCORDING TO THE S&P 500 INDEX. WHY?

The S&P 500 is a diversified sample of a broad number of U.S. company and industry sector stocks. By investing in such a portfolio, the Fund reduces the risk of a single company having an unduly high influence on the Fund's return while guaranteeing broad participation in the equity market. This is part of our strategy to add value and control risk through asset allocation.
INDUSTRY SECTOR BREAKDOWN FOR S&P 500 AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Industries         7.85%
Capital Goods -
Tech                    12.56%
Capital Goods            2.76%
Consumer Goods          37.59%
Credit Cyclical          3.98%
Transportation           1.50%
Energy                   9.35%
Finance                 11.75%
Utilities               12.66%

DOES THE MODEL INDICATE A CORRECTION IN THE SECURITIES MARKETS DURING 1996?

Our investment model does not attempt to make short-term predictions, but instead to identify long-term value across the stock and bond markets. We do not attempt to determine exactly when or even how a market correction will occur. The model is designed to recognize when markets are relatively over- or undervalued in order to be properly positioned if a correction does occur.

Today the model is telling us that the stock market is fairly valued with respect to bonds and cash, although stocks and bonds are currently offering lower returns than they have averaged over the past ten years. The model's underweighting in bonds and overweighting in money market instruments indicates that yields on long-term bonds are not compensating investors adequately for the interest rate risk in bonds.

                                                           ---------------------

ASSET ALLOCATION FUND

IN DECEMBER, SHAREHOLDERS APPROVED A PROPOSAL TO ALLOW THE USE OF FUTURES CONTRACTS. HOW WILL THEY HELP THE FUND ACHIEVE ITS INVESTMENT OBJECTIVES?

A portion of the Fund's assets are generally held in liquid money market instruments in order to facilitate redemption requests. This means that when the recommended mix includes only stocks and bonds, the Fund cannot fully implement its investment strategy. Money market instruments generally do not provide returns comparable to the returns of stocks and bonds. In this example, if the stock market rallies, the money market reserve will likely not increase in value on pace with the stock allocation, holding down the Fund's performance. The use of futures contracts, set to begin in May, is intended to limit the performance impact of money market holdings and allow the Fund to more fully realize its investment objectives.

In addition, futures will help ensure efficient trading by enabling the Fund to more closely mirror the performance of the S&P 500 until enough money has come into the Fund to make cost-effective, larger-block trades. The Fund does not intend to use futures to introduce leverage into the portfolio by buying securities on margin, or to use them as anything other than as described above.

SHAREHOLDERS ALSO APPROVED A REORGANIZATION TO A "MASTER/FEEDER" STRUCTURE. WHAT DOES THIS MEAN AND WHAT IS THE BENEFIT?

"Master/feeder" is a mutual fund structure whereby a fund (the "feeder") invests in another fund (the "master") with the same investment objective as the feeder, instead of investing directly in a portfolio of securities. In the reorganization anticipated for later this year, all investments currently held by the Fund will be contributed to the newly created Master Portfolio. This transfer of the Fund's investments will be done without cost or tax implications to the shareholders.

The benefit of a master/feeder structure is that one master portfolio can have multiple feeder funds. This allows the Master Portfolio to have a larger asset base. The Master Portfolio should be able to be run more efficiently and better pursue the investment strategy. Furthermore, certain fixed costs can be spread across the larger asset base which should eventually reduce expenses.

HOW WILL THE CHANGE TO BZW BARCLAYS GLOBAL FUND ADVISORS ("BGFA") FROM WELLS FARGO NIKKO INVESTMENT ADVISORS AFFECT THE MANAGEMENT OF THE FUND?

Barclays PLC, the parent company of BGFA, has advised the Stagecoach Funds Board of Directors that BGFA intends to continue providing sub-advisory services to the Fund using the same management team, investment professionals and resources as before the change. They have further advised the Board that they do not anticipate material changes to the Fund's investment philosophy, policies or strategies.

---------------------
4

                                                           ASSET ALLOCATION FUND

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

ASSET ALLOCATION FUND

---------------------
PERFORMANCE AT A GLANCE

CLASS A SHARE PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                         SINCE 11/13/86
AVERAGE ANNUAL TOTAL RETURN          1 YEAR      3 YEAR      5 YEAR      INCEPTION
----------------------------------------------------------------------------------------
With 4.5% Maximum Sales Charge       23.36%      11.29%      12.49%      11.05%
----------------------------------------------------------------------------------------
Without Sales Charge                 29.18%      13.00%      13.53%      11.61%
----------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                      1 YEAR
                                                                      1/1/95
AVERAGE ANNUAL TOTAL RETURNS                                          INCEPTION
-------------------------------------------------------------------------------------
With Maximum 3.0% Contingent Deferred Sales Charge1                   24.72%
-------------------------------------------------------------------------------------
Without Contingent Deferred Sales Charge                              27.72%
-------------------------------------------------------------------------------------
1Assumes redemption on 12/29/95.

SHARE PRICES AT NET ASSET VALUE
--------------------------------------------------------------------------------

                                                           01/01/95    12/31/95
--------------------------------------------------------------------------------------
Class A Shares                                             $16.73      $20.74
--------------------------------------------------------------------------------------
Class B Shares                                             $10.00      $12.50
--------------------------------------------------------------------------------------

DISTRIBUTIONS PAID PER SHARE IN 1995
--------------------------------------------------------------------------------

                                                            SHORT-TERM  LONG-TERM
                                                            CAPITAL     CAPITAL
                                                DIVIDENDS   GAINS       GAINS
---------------------------------------------------------------------------------------
Class A Shares                                  $0.737      $0.053      $0.003
---------------------------------------------------------------------------------------
Class B Shares                                  $0.224      $0.032      $0.000
---------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gains distributions at net asset value.

The Asset Allocation Fund commenced operations on January 1, 1992 as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's date of inception was November 13, 1986. The performance figures shown include the performance of the predecessor Fund which had the same investment objectives and strategies. Certain of the investment restrictions of the Stagecoach Asset Allocation Fund differ somewhat from those of the predecessor fund.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

------------------------
6

                                                           ASSET ALLOCATION FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Inception
                              SC Asset Alloc -
              Lehman T-Bond                  A    IBC Money Avg   S & P 500
Nov-86             $ 10,000             $9,550         $ 10,000    $ 10,000
Dec-86              $ 9,990             $9,617         $ 10,045     $ 9,745
Jan-87             $ 10,166            $10,037         $ 10,091    $ 11,057
Feb-87             $ 10,301            $10,285         $ 10,136    $ 11,494
Mar-87             $ 10,108            $10,285         $ 10,182    $ 11,826
Apr-87              $ 9,622             $9,951         $ 10,228    $ 11,721
May-87              $ 9,509             $9,894         $ 10,278    $ 11,822
Jun-87              $ 9,616            $10,113         $ 10,329    $ 12,419
Jul-87              $ 9,447            $10,094         $ 10,381    $ 13,048
Aug-87              $ 9,292            $10,056         $ 10,433    $ 13,535
Sep-87              $ 8,885             $9,693         $ 10,487    $ 13,238
Oct-87              $ 9,529            $10,362         $ 10,544    $ 10,387
Nov-87              $ 9,532            $10,094         $ 10,601     $ 9,531
Dec-87              $ 9,723            $10,438         $ 10,659    $ 10,256
Jan-88             $ 10,313            $11,002         $ 10,717    $ 10,688
Feb-88             $ 10,424            $11,231         $ 10,772    $ 11,186
Mar-88             $ 10,108            $10,897         $ 10,826    $ 10,840
Apr-88              $ 9,931            $10,772         $ 10,881    $ 10,960
May-88              $ 9,781            $10,734         $ 10,938    $ 11,055
Jun-88             $ 10,193            $11,183         $ 10,998    $ 11,563
Jul-88              $ 9,992            $11,021         $ 11,060    $ 11,519
Aug-88             $ 10,034            $10,868         $ 11,126    $ 11,128
Sep-88             $ 10,406            $11,221         $ 11,195    $ 11,602
Oct-88             $ 10,722            $11,422         $ 11,265    $ 11,925
Nov-88             $ 10,482            $11,355         $ 11,337    $ 11,755
Dec-88             $ 10,617            $11,460         $ 11,413    $ 11,960
Jan-89             $ 10,841            $11,622         $ 11,493    $ 12,836
Feb-89             $ 10,616            $11,632         $ 11,574    $ 12,516
Mar-89             $ 10,729            $11,727         $ 11,660    $ 12,808
Apr-89             $ 11,002            $11,871         $ 11,749    $ 13,473
May-89              $11,407            $12,004         $ 11,838    $ 14,018
Jun-89             $ 12,058            $12,062         $ 11,927    $ 13,939
Jul-89             $ 12,344            $12,339         $ 12,013    $ 15,197
Aug-89             $ 12,014            $12,453         $ 12,096    $ 15,494
Sep-89             $ 12,049            $12,501         $ 12,179    $ 15,431
Oct-89             $ 12,534            $12,577         $ 12,262    $ 15,073
Nov-89             $ 12,649            $12,692         $ 12,344    $ 15,380
Dec-89             $ 12,626            $12,816         $ 12,426    $ 15,750
Jan-90             $ 12,171            $12,702         $ 12,506    $ 14,692
Feb-90             $ 12,136            $12,778         $ 12,586    $ 14,881
Mar-90             $ 11,797            $12,854         $ 12,666    $ 15,276
Apr-90             $ 12,345            $12,854         $ 12,747    $ 14,895
May-90             $ 12,086            $13,189         $ 12,828    $ 16,347
Jun-90             $ 12,629            $13,265         $ 12,910    $ 16,237
Jul-90             $ 12,749            $13,341         $ 12,992    $ 16,184
Aug-90             $ 12,211            $13,122         $ 13,074    $ 14,722
Sep-90             $ 12,352            $13,084         $ 13,155    $ 14,005
Oct-90             $ 12,635            $13,227         $ 13,237    $ 13,945
Nov-90             $ 13,162            $13,609         $ 13,318    $ 14,847
Dec-90             $ 13,423            $13,800         $ 13,398    $ 15,260
Jan-91             $ 13,581            $14,163         $ 13,475    $ 15,925
Feb-91             $ 13,641            $14,459         $ 13,547    $ 17,064
Mar-91             $ 13,695            $14,583         $ 13,615    $ 17,477
Apr-91             $ 13,869            $14,717         $ 13,682    $ 17,519
May-91             $ 13,857            $14,888         $ 13,745    $ 18,275
Jun-91             $ 13,754            $14,564         $ 13,808    $ 17,437
Jul-91             $ 13,959            $14,927         $ 13,871    $ 18,250
Aug-91             $ 14,441            $15,404         $ 13,933    $ 18,682
Sep-91             $ 14,896            $15,710         $ 13,994    $ 18,370
Oct-91             $ 14,928            $15,758         $ 14,052    $ 18,617
Nov-91             $ 15,012            $15,643         $ 14,108    $ 17,867
Dec-91             $ 15,907            $16,856         $ 14,162    $ 19,910
Jan-92             $ 15,407            $16,359         $ 14,211    $ 19,539
Feb-92             $ 15,498            $16,455         $ 14,256    $ 19,792
Mar-92             $ 15,328            $16,238         $ 14,300    $ 19,407
Apr-92             $ 15,312            $16,364         $ 14,344    $ 19,977
May-92             $ 15,738            $16,683         $ 14,386    $ 20,075
Jun-92             $ 15,966            $16,756         $ 14,427    $ 19,776
Jul-92             $ 16,630            $17,471         $ 14,466    $ 20,584
Aug-92             $ 16,745            $17,412         $ 14,503    $ 20,163
Sep-92             $ 17,010            $17,650         $ 14,538    $ 20,400
Oct-92             $ 16,653            $17,402         $ 14,572    $ 20,470
Nov-92             $ 16,716            $17,630         $ 14,605    $ 21,167
Dec-92             $ 17,174            $18,036         $ 14,640    $ 21,427
Jan-93             $ 17,663            $18,409         $ 14,674    $ 21,606
Feb-93             $ 18,253            $18,923         $ 14,707    $ 21,900
Mar-93             $ 18,299            $19,054         $ 14,740    $ 22,362
Apr-93             $ 18,440            $18,963         $ 14,773    $ 21,822
May-93             $ 18,501            $19,207         $ 14,805    $ 22,406
Jun-93             $ 19,283            $19,705         $ 14,837    $ 22,471
Jul-93             $ 19,594            $19,880         $ 14,870    $ 22,381
Aug-93             $ 20,381            $20,663         $ 14,903    $ 23,230
Sep-93             $ 20,453            $20,579         $ 14,936    $ 23,052
Oct-93             $ 20,600            $20,881         $ 14,969    $ 23,529
Nov-93             $ 20,073            $20,559         $ 15,002    $ 23,305
Dec-93             $ 20,137            $20,731         $ 15,036    $ 23,586
Jan-94             $ 20,620            $21,359         $ 15,070    $ 24,388
Feb-94             $ 19,775            $20,665         $ 15,104    $ 23,726
Mar-94             $ 18,907            $19,856         $ 15,141    $ 22,692
Apr-94             $ 18,683            $19,800         $ 15,179    $ 22,983
May-94             $ 18,560            $19,878         $ 15,222    $ 23,360
Jun-94             $ 18,384            $19,533         $ 15,268    $ 22,788
Jul-94             $ 19,007            $20,162         $ 15,316    $ 23,536
Aug-94             $ 18,866            $20,488         $ 15,366    $ 24,501
Sep-94             $ 18,272            $19,894         $ 15,419    $ 23,902
Oct-94             $ 18,208            $20,053         $ 15,475    $ 24,439
Nov-94             $ 18,316            $19,837         $ 15,535    $ 23,549
Dec-94             $ 18,598            $20,146         $ 15,600    $ 23,898
Jan-95             $ 19,075            $20,664         $ 15,668    $ 24,517
Feb-95             $ 19,615            $21,314         $ 15,739    $ 25,472
Mar-95             $ 19,785            $21,694         $ 15,811    $ 26,222
Apr-95             $ 20,138            $22,169         $ 15,884    $ 26,994
May-95             $ 21,683            $23,315         $ 15,957    $ 28,071
Jun-95             $ 21,935            $23,675         $ 16,030    $ 28,722
Jul-95             $ 21,585            $23,983         $ 16,101    $ 29,674
Aug-95             $ 22,064            $24,143         $ 16,172    $ 29,749
Sep-95             $ 22,469            $24,771         $ 16,243    $ 31,003
Oct-95             $ 23,098            $24,895         $ 16,313    $ 30,893
Nov-95             $ 23,676            $25,602         $ 16,385    $ 32,247
Dec-95             $ 24,305            $26,025         $ 16,456    $ 32,869

THE RETURN FOR CLASS B SHARES OF THE ASSET ALLOCATION FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Asset Allocation Fund Class A shares since the inception of the predecessor Fund with the S&P 500 Index, the Lehman Brothers U.S. Treasury Bond Index, and the IBC/Donoghue Money Fund Average. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. The Lehman Brothers U.S. Treasury Bond Index is an unmanaged index composed of U.S. Treasury bonds with 10-year or longer maturities. The IBC/Donoghue Money Fund Average is an average of 700 taxable money market funds. Please note that the Fund is a professionally managed mutual fund. The indexes presented here are not managed, do not incur expenses and are not available directly for investment. Had these indexes incurred operating expenses, their performances would have been lower.

                                                           ---------------------

ASSET ALLOCATION FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 52.23%
     99,295  Abbott Laboratories                                             $  2,978,052  $    4,145,566
     13,190  Advanced Micro Devices+                                              350,768         217,635
     14,274  Aetna Life & Casualty Co                                             855,482         988,475
     14,781  Ahmanson (H F) & Co                                                  277,246         391,697
     14,081  Air Products & Chemicals Inc                                         630,570         742,773
     62,198  Airtouch Communications+                                           1,458,655       1,757,094
      3,518  Alberto-Culver Co Class B                                             81,141         120,931
     31,984  Albertson's Inc                                                      875,086       1,051,474
     28,292  Alcan Aluminium Ltd                                                  622,321         880,589
     13,992  Alco Standard Corp                                                   381,237         638,385
      5,369  Alexander & Alexander Services                                       116,905         102,011
      8,115  Allergan Inc                                                         194,321         263,738
     35,652  Allied Signal Inc                                                  1,328,768       1,693,470
     56,357  Allstate Corp                                                      1,595,267       2,317,682
     23,770  Alltel Corp                                                          723,185         701,215
     22,416  Aluminum Co of America                                               816,102       1,185,246
     10,331  ALZA Corp+                                                           251,037         255,692
     14,570  Amdahl Corp+                                                          93,657         123,845
     11,694  Amerada Hess Corp                                                    590,704         619,782
     22,743  American Brands Inc                                                  785,512       1,014,906
     23,420  American Electric Power Inc                                          862,563         948,510
     60,875  American Express Corp                                              1,785,821       2,518,703
     25,758  American General Corp                                                809,211         898,310
      9,369  American Greetings Corp Class A                                      286,544         258,819
     39,336  American Home Products Corp                                        2,596,139       3,815,592
     59,632  American International Group Inc                                   3,773,840       5,515,960
     18,697  American Stores Co                                                   416,473         500,145
     69,742  Ameritech Corp                                                     2,902,173       4,114,778
     33,246  Amgen Inc+                                                           785,945       1,973,981
     62,451  Amoco Corp                                                         3,551,777       4,488,666
     27,384  AMP Inc                                                              904,774       1,050,861
      9,621  AMR Corp+                                                            648,175         714,359
      4,876  Andrew Corp+                                                         109,787         186,507
     32,101  Anheuser-Busch Inc                                                 1,605,103       2,146,754

------------------------
8

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     15,285  Apple Computer Inc                                              $    466,938  $      487,209
     22,186  Applied Materials Inc+                                               616,024         873,574
     66,634  Archer-Daniels-Midland Co                                            988,829       1,199,412
     13,591  Armco Inc+                                                            88,955          79,847
      4,711  Armstrong World Industries Inc                                       210,736         292,082
      5,212  ASARCO Inc                                                           108,015         166,784
      7,992  Ashland Inc                                                          271,834         280,719
    200,194  AT & T Corp                                                       11,310,476      12,962,562
     20,177  Atlantic Richfield Corp                                            2,258,855       2,234,603
      5,962  Autodesk Inc                                                         155,826         204,199
     18,080  Automatic Data Processing                                            985,357       1,342,440
      6,746  Avery Dennison Corp                                                  203,809         338,143
      8,636  Avon Products Inc                                                    465,226         650,939
     17,743  Baker Hughes Inc                                                     407,239         432,486
      3,782  Ball Corp                                                            111,465         104,005
      6,141  Bally Entertainment Corp+                                             56,546          85,974
     18,591  Baltimore Gas & Electric Co                                          474,040         529,844
     49,151  Banc One Corp                                                      1,691,594       1,855,450
     14,081  Bank of Boston Corp                                                  362,102         651,246
     25,122  Bank of New York Inc                                                 862,155       1,224,698
     46,449  BankAmerica Corp                                                   2,117,598       3,007,573
      9,847  Bankers Trust N Y Corp                                               731,676         654,826
      6,905  Bard (C R) Inc                                                       173,618         222,686
     12,234  Barnett Banks Inc                                                    531,072         721,806
     44,478  Barrick Gold Corp                                                  1,260,543       1,173,107
      7,295  Bausch & Lomb Inc                                                    341,858         289,064
     34,845  Baxter International Inc                                             922,009       1,459,134
      8,245  Becton Dickinson & Co                                                337,437         618,375
     54,915  Bell Atlantic Corp                                                 3,274,105       3,672,441
    124,916  BellSouth Corp                                                     3,720,428       5,433,846
      6,361  Bemis Co Inc                                                         148,614         163,001
      6,687  Beneficial Corp                                                      258,986         311,781
     13,811  Bethlehem Steel Corp+                                                246,059         193,354
     12,176  Beverly Enterprises+                                                 144,215         129,370
     14,643  Biomet Inc+                                                          164,755         261,744
     10,773  Black & Decker Corp                                                  239,048         379,748
     13,187  Block (H & R) Inc                                                    544,398         534,074

                                                           ---------------------

ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     15,866  Boatmen's Bancshares Inc                                        $    482,796  $      648,523
     43,060  Boeing Co                                                          1,796,787       3,374,828
      6,041  Boise Cascade Corp                                                   157,458         209,170
     20,342  Boston Scientific Corp+                                              470,459         996,758
      3,805  Briggs & Stratton Corp                                               146,417         165,042
     63,773  Bristol-Myers Squibb Co                                            3,760,859       5,476,506
      2,363  Brown Group Inc                                                       77,409          33,673
      8,764  Brown-Forman Corp Class B                                            241,274         319,886
     26,795  Browning-Ferris Industries Inc                                       747,095         790,453
     12,042  Brunswick Corp                                                       206,547         289,008
     17,892  Burlington Northern Santa Fe                                         900,860       1,395,576
     15,942  Burlington Resources Inc                                             701,281         625,724
      8,962  Cabletron Systems Inc+                                               477,397         725,922
     31,433  Campbell Soup Co                                                   1,329,349       1,885,980
     19,391  Capital Cities/ABC Inc                                             1,275,687       2,392,365
     19,591  Carolina Power & Light Co                                            601,818         675,890
     25,037  Caterpillar Inc                                                    1,143,485       1,470,924
      3,539  Centex Corp                                                          134,287         122,980
     24,082  Central & South West Corp                                            732,043         671,286
      8,299  Ceridian Corp+                                                       231,395         342,334
     12,140  Champion International Corp                                          415,839         509,880
     13,191  Charming Shoppes Inc                                                 149,844          37,924
     22,543  Chase Manhattan Corp                                                 797,062       1,366,669
     31,689  Chemical Banking Corp Class A                                      1,315,604       1,861,729
     82,029  Chevron Corp                                                       3,842,541       4,306,523
     48,070  Chrysler Corp                                                      2,382,755       2,661,876
     10,941  Chubb Corp                                                           914,950       1,058,542
      9,507  CIGNA Corp                                                           652,541         981,598
      4,189  Cincinnati Milacron Inc                                               95,502         109,961
     19,614  Cinergy Corp                                                         473,617         600,679
     12,228  Circuit City Stores Inc                                              309,163         337,799
     34,377  Cisco Systems Inc+                                                 1,200,014       2,565,384
     53,494  Citicorp                                                           2,152,207       3,597,472
      6,644  Clorox Co                                                            363,117         475,877
     13,184  Coastal Corp                                                         370,572         491,104
    157,751  Coca-Cola Co                                                       7,317,318      11,713,012
     18,273  Colgate-Palmolive Co                                               1,075,068       1,283,678

------------------------
10

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      6,343  Columbia Gas System Inc+                                        $    162,280  $      278,299
     55,752  Columbia HCA Healthcare Corp                                       2,333,629       2,829,414
     30,132  Comcast Corp Class A                                                 633,615         548,026
     14,411  Comerica Inc                                                         538,890         578,241
      5,566  Community Psychiatric Centers+                                        72,290          68,184
     33,236  Compaq Computer Corp+                                                850,751       1,595,328
     30,180  Computer Associates International Inc                                835,260       1,716,488
      6,991  Computer Sciences Corp+                                              254,742         491,118
     29,963  ConAgra Inc                                                          825,308       1,235,974
      9,796  Conrail Inc                                                          569,689         685,720
     29,585  Consolidated Edison Co                                               986,343         946,720
      5,276  Consolidated Freightways                                             112,291         139,814
     11,728  Consolidated Natural Gas Co                                          558,373         532,158
     13,570  Cooper Industries Inc                                                642,358         498,698
     10,523  Cooper Tire & Rubber Co                                              265,297         259,129
      4,720  Coors (Adolph) Co Class B                                             87,561         104,430
     17,591  CoreStates Financial Corp                                            493,327         666,259
     28,919  Corning Inc                                                          878,529         925,408
     18,387  CPC International Inc                                                897,416       1,261,808
      3,876  Crane Co                                                             109,173         142,928
      3,000  Cray Research Inc+                                                    73,089          74,250
     11,389  Crown Cork & Seal Co+                                                440,723         475,491
     26,498  CSX Corp                                                           1,063,285       1,208,971
     21,963  CUC International Inc+                                               581,196         749,487
      5,036  Cummins Engine Co Inc                                                235,834         186,332
     11,740  Cyprus Amax Minerals                                                 315,016         306,708
     12,765  Dana Corp                                                            351,456         373,376
     19,732  Darden Restaurants Inc+                                              217,520         234,318
      4,772  Data General Corp+                                                    42,052          65,615
      9,076  Dayton-Hudson Corp                                                   623,745         680,700
     21,234  Dean Witter Discover & Co                                            851,231         997,998
     32,722  Deere & Co                                                           820,340       1,153,451
      6,381  Delta Air Lines Inc                                                  363,690         471,396
     10,475  Deluxe Corp                                                          362,556         303,775
     18,513  Detroit Edison Co                                                    596,158         638,699
     11,777  Dial Corp                                                            250,922         348,894
     18,891  Digital Equipment Corp+                                              693,210       1,211,385

                                                           ---------------------

ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     14,334  Dillard Department Stores Inc Class A                           $    501,949  $      408,519
     65,457  Disney (Walt) Co                                                   2,924,193       3,861,963
     21,858  Dominion Resources Inc                                               979,915         901,643
     19,269  Donnelley (R R) & Sons Co                                            602,473         758,717
     14,304  Dover Corp                                                           413,298         527,460
     32,923  Dow Chemical Co                                                    1,999,764       2,316,956
     12,152  Dow Jones & Co Inc                                                   434,824         484,561
     22,940  Dresser Industries Inc                                               498,170         559,163
     14,459  DSC Communications Corp+                                             468,329         533,176
     25,762  Duke Power Co                                                      1,079,010       1,220,475
     21,302  Dun & Bradstreet Corp                                              1,319,245       1,379,305
     69,814  DuPont (E I) de Nemours                                            3,663,925       4,878,253
      2,626  Eastern Enterprises                                                   70,402          92,567
     10,213  Eastman Chemical Co                                                  525,484         639,589
     42,992  Eastman Kodak Co                                                   2,100,667       2,880,464
      9,801  Eaton Corp                                                           511,336         525,579
      7,528  Echlin Inc                                                           240,289         274,772
     14,218  Echo Bay Mines Ltd                                                   168,829         147,512
      8,116  Ecolab Inc                                                           186,206         243,480
      6,689  EG & G Inc                                                           119,111         162,208
     28,219  Emerson Electric Co                                                1,717,848       2,306,903
     18,086  Engelhard Corp                                                       328,132         393,371
     31,680  Enron Corp                                                         1,061,730       1,207,800
      8,530  Enserch Corp                                                         159,673         138,613
     28,636  Entergy Corp                                                         964,516         837,603
    155,955  Exxon Corp                                                        10,203,360      12,495,894
      7,048  Federal Express Corp+                                                465,023         520,671
     22,760  Federal Home Loan Mortgage Corp                                    1,211,148       1,900,460
     34,279  Federal National Mortgage Assoc                                    2,717,734       4,254,881
      5,793  Federal Paper Board Co                                               140,354         300,512
     25,530  Federated Department Stores Inc+                                     693,312         702,075
     16,270  First Bank System Inc                                                844,138         807,399
     39,916  First Chicago NBD Corp                                             1,140,947       1,576,682
     28,024  First Data Corp                                                    1,594,453       1,874,105
     10,065  First Fidelity Bancorp                                               452,403         758,649
      9,594  First Interstate Bancorp                                             639,973       1,309,581
     21,636  First Union Corp                                                     932,410       1,203,503

------------------------
12

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     30,913  Fleet Financial Group Inc                                       $    925,497  $    1,259,705
      5,830  Fleetwood Enterprises Inc                                            133,012         150,123
      4,764  Fleming Co Inc                                                       138,492          98,258
     10,454  Fluor Corp                                                           454,301         689,964
      4,623  FMC Corp+                                                            234,666         312,630
    135,109  Ford Motor Co                                                      3,929,788       3,918,161
      5,026  Foster Wheeler Corp                                                  181,516         213,605
     23,325  FPL Group Inc                                                        895,238       1,081,697
     25,573  Freeport McMoRan Copper & Gold Inc Class B                           696,732         719,241
      9,594  Fruit of the Loom Inc Class A+                                       259,207         233,854
     17,608  Gannett Co Inc                                                       926,838       1,080,691
     18,128  Gap Inc                                                              611,878         761,376
      7,953  General Dynamics Corp                                                359,635         470,221
    210,057  General Electric Co                                               10,662,103      15,124,104
     19,932  General Mills Inc                                                  1,020,050       1,151,073
     93,979  General Motors Corp                                                4,598,857       4,969,140
     14,665  General Public Utilities                                             435,994         498,610
     10,300  General Re Corp                                                    1,254,582       1,596,500
      6,033  General Signal Corp                                                  209,474         195,318
     15,423  Genuine Parts Co                                                     581,817         632,343
     11,463  Georgia-Pacific Corp                                                 784,469         786,648
      7,442  Giant Food Inc Class A                                               176,015         234,423
      4,396  Giddings & Lewis Inc                                                  99,659          72,534
     55,764  Gillette Co                                                        1,783,988       2,906,699
      7,344  Golden West Financial                                                302,707         405,756
      3,232  Goodrich (B F) Co                                                    145,998         220,180
     19,190  Goodyear Tire & Rubber Co                                            812,177         870,746
     11,935  Grace (W R) & Co                                                     492,537         705,657
      6,346  Grainger (W W) Inc                                                   368,636         420,423
      4,875  Great Atlantic & Pacific Tea Co                                      126,955         112,125
      8,173  Great Lakes Chemical Corp                                            582,926         588,456
     17,059  Great Western Financial Corp                                         313,255         435,005
    121,999  GTE Corp                                                           4,465,010       5,367,956
     14,425  Halliburton Co                                                       517,278         730,266
      4,304  Handleman Co                                                          49,964          24,748
      9,167  Harcourt General Inc                                                 355,106         383,868
      3,919  Harland (John H) Co                                                   98,275          81,809

                                                           ---------------------

ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      6,092  Harnischfeger Industries Inc                                    $    152,044  $      202,559
     12,919  Harrah's Entertainment Inc+                                          419,595         313,286
      4,804  Harris Corp                                                          213,375         262,419
     11,105  Hasbro Inc                                                           399,067         344,255
     45,975  Heinz (H J) Co                                                     1,159,230       1,522,922
      3,126  Helmerich & Payne Inc                                                 95,765          92,999
     13,981  Hercules Inc                                                         508,912         788,179
      9,763  Hershey Foods Corp                                                   503,285         634,595
     64,298  Hewlett Packard Co                                                 2,773,325       5,384,958
      6,087  Hilton Hotels Corp                                                   330,753         374,351
     59,912  Home Depot Inc                                                     2,450,895       2,868,287
     17,418  Homestake Mining Co                                                  335,252         272,156
     16,005  Honeywell Inc                                                        570,013         778,243
     12,268  Household International Inc                                          473,303         725,346
     33,156  Houston Industries Inc                                               750,682         804,033
     20,312  Humana Inc+                                                          568,783         556,041
     14,775  Illinois Tool Works Inc                                              605,548         871,725
     14,960  Inco Ltd                                                             354,083         497,420
     13,290  Ingersoll-Rand Co                                                    480,310         466,811
      6,215  Inland Steel Industries Inc                                          195,230         156,152
    103,586  Intel Corp                                                         3,536,687       5,878,506
      5,843  Intergraph Corp+                                                      65,554          92,027
     71,487  International Business Machines Corp                               4,005,264       6,558,932
     13,969  International Flavors & Fragrances                                   557,449         670,512
     31,992  International Paper Co                                             1,068,439       1,211,697
      9,759  Interpublic Group Cos Inc                                            309,467         423,297
     14,555  ITT Corp+                                                            561,232         771,415
     14,555  ITT Hartford Group Inc+                                              543,262         704,098
     14,555  ITT Industries Inc                                                   241,910         349,320
     10,416  James River Corp                                                     208,942         251,286
      8,910  Jefferson-Pilot Corp                                                 312,444         414,315
     81,399  Johnson & Johnson                                                  3,760,466       6,969,789
      5,127  Johnson Controls Inc                                                 279,610         352,481
      4,862  Jostens Inc                                                           94,547         117,904
     57,782  K Mart Corp                                                        1,215,270         418,920
      4,254  Kaufman & Broad Home Corp                                             80,044          63,278
     27,309  Kellogg Co                                                         1,526,729       2,109,620

------------------------
14

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      6,554  Kerr-McGee Corp                                                 $    328,459  $      416,179
     29,826  KeyCorp                                                              936,898       1,081,193
     34,956  Kimberly-Clark Corp                                                1,456,456       2,892,609
      4,639  King World Productions+                                              179,805         180,341
      6,202  Knight-Ridder Inc                                                    346,588         387,625
     15,383  Kroger Co+                                                           358,002         576,863
     36,982  Laidlaw Inc Class B                                                  329,811         379,066
     69,306  Lilly (Eli) & Co                                                   1,972,704       3,898,463
     44,985  Limited Inc                                                          935,719         781,614
     13,083  Lincoln National Corp                                                579,065         703,211
      9,303  Liz Claiborne Inc                                                    184,336         258,158
     25,211  Lockheed Martin Corp                                               1,173,680       1,991,669
     14,774  Loews Corp                                                           817,345       1,157,912
      2,601  Longs Drug Stores Corp                                                87,305         124,523
     21,562  Loral Corp                                                           384,955         762,756
      4,206  Louisiana Land & Exploration Co                                      180,533         180,332
     13,530  Louisiana-Pacific Corp                                               469,043         328,103
     20,198  Lowe's Co Inc                                                        537,616         676,633
     16,084  LSI Logic Corp+                                                      585,315         526,751
      2,917  Luby's Cafeterias Inc                                                 65,940          64,903
      9,598  Mallinckrodt Group Inc                                               318,258         349,127
      7,919  Manor Care Inc                                                       197,405         277,165
     15,752  Marriott International                                               453,258         602,514
      9,123  Marsh & McLennan Companies Inc                                       771,635         809,666
     19,974  Masco Corp                                                           623,018         626,684
     27,962  Mattel Inc                                                           569,142         859,832
     31,254  May Co Department Stores Co                                        1,288,204       1,320,482
     13,362  Maytag Corp                                                          222,986         270,581
     18,645  MBNA Corp                                                            448,384         687,534
      6,698  McDermott International Inc                                          186,915         147,356
     87,347  McDonald's Corp                                                    2,595,479       3,941,533
     14,255  McDonnell Douglas Corp                                               523,149       1,311,460
      6,241  McGraw-Hill Inc                                                      439,224         543,747
     85,227  MCI Communications                                                 2,177,425       2,226,555
      6,760  Mead Corp                                                            310,447         353,210
     29,020  Medtronic Inc                                                        623,971       1,621,493
     17,786  Mellon Bank Corp                                                     663,433         955,998

                                                           ---------------------

ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     13,251  Melville Corp                                                   $    550,076  $      407,468
      4,658  Mercantile Stores Co Inc                                             168,254         215,433
    155,160  Merck & Co Inc                                                     5,568,491      10,201,770
      3,478  Meredith Corp                                                         72,028         145,641
     22,164  Merrill Lynch & Co Inc                                             1,017,360       1,130,364
     25,874  Micron Technology Inc                                                593,849       1,025,257
     74,489  Microsoft Corp+                                                    4,368,044       6,536,410
      5,714  Millipore Corp                                                       114,665         234,988
     52,871  Minnesota Mining & Manufacturing Co                                2,830,616       3,502,704
     49,721  Mobil Corp                                                         4,052,577       5,568,752
     14,531  Monsanto Co                                                        1,042,297       1,780,048
     12,546  Moore Corp Ltd                                                       245,093         233,669
     23,615  Morgan (J P) & Co Inc                                              1,666,901       1,895,104
      9,637  Morgan Stanley Group                                                 959,733         776,983
     18,686  Morton International Inc                                             561,977         670,360
     74,179  Motorola Inc                                                       3,761,629       4,228,203
      1,132  NACCO Industries Inc Class A                                          53,423          62,826
      8,571  Nalco Chemical Co                                                    300,482         258,201
     18,524  National City Corp                                                   516,736         613,608
     15,637  National Semiconductor+                                              272,744         347,923
      6,080  National Service Industries Inc                                      155,746         196,840
     34,134  NationsBank                                                        1,683,892       2,376,580
      9,618  Navistar International Corp+                                         212,951         100,989
     12,123  New York Times Co Class A                                            299,376         359,144
     19,863  Newell Co                                                            406,173         513,955
     11,829  Newmont Mining Corp                                                  495,461         535,262
     17,831  Niagara Mohawk Power Corp                                            369,121         171,623
      6,351  NICOR Inc                                                            176,543         174,653
     18,010  Nike Inc Class B                                                     494,741       1,253,946
     15,622  NorAm Energy Corp                                                    122,673         138,645
     10,362  Nordstrom Inc                                                        354,088         419,661
     16,454  Norfolk Southern Corp                                              1,126,002       1,306,036
      8,547  Northern States Power Co                                             381,945         419,871
     31,876  Northern Telecom Ltd                                                 950,766       1,370,668
      6,221  Northrop Grumman Corp                                                240,756         398,144
     44,364  Norwest Corp                                                       1,171,899       1,464,012
     46,379  Novell Inc+                                                          910,039         660,901

------------------------
16

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     10,989  Nucor Corp                                                      $    570,110  $      627,747
     53,787  NYNEX Corp                                                         2,301,100       2,904,498
     40,070  Occidental Petroleum Corp                                            796,689         856,496
      6,100  Ogden Corp                                                           138,545         130,388
     19,325  Ohio Edison Co                                                       449,882         454,138
      3,372  ONEOK Inc                                                             69,049          77,135
     54,526  Oracle Systems Corp+                                               1,254,834       2,310,539
     13,160  Oryx Energy Co+                                                      263,261         176,015
      2,541  Outboard Marine Corp                                                  49,257          51,773
      6,347  Owens Corning Fiberglass+                                            267,744         284,822
      4,809  PACCAR Inc                                                           255,861         202,579
     10,666  Pacific Enterprises                                                  272,230         301,315
     53,404  Pacific Gas & Electric Co                                          1,789,478       1,515,339
     53,839  Pacific Telesis Group                                              1,717,769       1,810,336
     35,749  PacifiCorp                                                           692,447         759,666
     14,428  Pall Corp                                                            283,181         387,753
     18,808  Panhandle Eastern Corp                                               437,525         524,273
      9,211  Parker Hannifin Corp                                                 224,677         315,477
     27,872  PECO Energy Co                                                       834,716         839,644
     28,623  Penney (J C) Co Inc                                                1,393,727       1,363,170
      5,851  Pennzoil Co                                                          338,167         247,205
      4,428  Peoples Energy Corp                                                  135,611         140,589
      7,730  Pep Boys-Manny Moe & Jack                                            205,490         198,081
     99,051  Pepsico Inc                                                        3,964,278       5,534,475
      5,237  Perkin-Elmer Corp                                                    174,535         197,697
     79,688  Pfizer Inc                                                         2,741,867       5,020,344
     63,152  Pharmacia and Upjohn Inc+                                          1,803,448       2,447,140
      8,721  Phelps Dodge Corp                                                    414,697         542,882
    105,618  Philip Morris Co Inc                                               5,882,835       9,558,429
     32,947  Phillips Petroleum Co                                              1,062,724       1,124,316
     10,550  Pioneer Hi Bred International Inc                                    385,093         586,844
     19,096  Pitney Bowes Inc                                                     768,781         897,512
      5,261  Pittston Services Group                                              131,744         165,064
     30,046  Placer Dome Inc                                                      693,295         724,860
     28,950  PNC Bank Corp                                                        828,591         933,638
      5,702  Polaroid Corp                                                        203,702         270,132
      3,654  Potlatch Corp                                                        159,310         146,160

                                                           ---------------------

ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     19,864  PP & L Resources Inc                                            $    514,753  $      496,600
     24,617  PPG Industries Inc                                                   878,436       1,126,228
     17,413  Praxair Inc                                                          307,830         585,512
      8,003  Premark International Inc                                            304,509         405,152
     24,522  Price/Costco Inc+                                                    439,142         373,961
     86,142  Procter & Gamble Co                                                4,881,657       7,149,786
     12,017  Providian Corp                                                       472,438         489,693
     30,739  Public Services Enterprise Group                                   1,006,740         941,382
      3,408  Pulte Corp                                                           116,344         114,594
     16,834  Quaker Oats Co                                                       577,371         580,773
     13,118  Ralston-Purina Group                                                 522,982         818,235
      5,458  Raychem Corp                                                         214,650         310,424
     30,690  Raytheon Co                                                          994,773       1,450,103
      9,874  Reebok International Ltd                                             287,741         278,941
      7,094  Republic New York Corp                                               416,501         440,715
      8,022  Reynolds Metals Co                                                   380,216         454,246
     10,636  Rite Aid Corp                                                        209,796         364,283
      4,813  Roadway Services Inc                                                 289,165         235,235
     27,350  Rockwell International Corp                                        1,017,622       1,446,131
      8,467  Rohm & Haas Co                                                       452,755         545,063
     10,774  Rowan Co Inc+                                                         93,545         106,393
     67,350  Royal Dutch Petroleum Co                                           7,181,517       9,504,769
     19,874  Rubbermaid Inc                                                       677,405         506,787
      4,894  Russell Corp                                                         137,529         135,809
      7,079  Ryan's Family Steak House+                                            57,277          49,553
      9,818  Ryder System Inc                                                     243,657         242,996
     15,838  SAFECO Corp                                                          467,684         546,411
      7,341  Safety-Kleen Corp                                                    114,792         114,703
     13,381  Salomon Inc                                                          596,053         475,026
     11,526  Santa Fe Energy Resources Inc+                                       113,877         110,938
     16,399  Santa Fe Pacific Gold Corp                                           241,645         198,838
     60,355  Sara Lee Corp                                                      1,593,957       1,923,816
     76,672  SBC Communication Inc                                              3,285,932       4,408,640
     56,094  SCEcorp                                                            1,185,580         995,669
     46,144  Schering-Plough Corp                                               1,563,373       2,526,384
     30,415  Schlumberger Ltd                                                   1,885,498       2,106,239
      9,539  Scientific-Atlanta Inc                                               174,541         143,099

------------------------
18

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     46,789  Seagram Co Ltd                                                  $  1,338,081  $    1,620,069
     49,029  Sears Roebuck & Co                                                 1,430,585       1,912,131
     13,067  Service Corp International                                           356,294         574,948
      2,899  Shared Medical System Corp                                            76,071         157,633
     10,803  Sherwin Williams Co                                                  374,945         440,222
      5,283  Shoney's Inc+                                                        103,519          54,151
      6,307  Sigma-Aldrich Corp                                                   235,697         312,197
     19,922  Silicon Graphics Inc+                                                682,230         547,855
      5,128  Snap-On Inc                                                          201,372         232,042
     10,889  Sonat Inc                                                            342,556         387,921
     83,750  Southern Co                                                        1,834,495       2,062,344
     18,064  Southwest Airlines Co                                                477,470         419,988
      2,567  Springs Industries Inc Class A                                        96,144         106,210
     43,828  Sprint Corp                                                        1,518,521       1,747,642
      8,822  St Jude Medical Inc+                                                 190,899         379,346
     10,627  St Paul Co Inc                                                       493,171         591,127
      5,537  Stanley Works                                                        232,290         285,156
     11,983  Stone Container Corp+                                                166,160         172,256
      6,379  Stride Rite Corp                                                      96,917          47,843
      9,388  Sun Co Inc                                                           283,547         256,997
     24,012  Sun Microsystems Inc+                                                330,448       1,095,548
     14,378  SunTrust Banks Inc                                                   663,747         984,893
      8,565  Super Value Inc                                                      286,096         269,798
     22,929  Sysco Corp                                                           647,353         745,193
     14,649  Tandem Computers Inc+                                                175,930         155,646
      8,194  Tandy Corp                                                           357,725         340,051
      4,231  Tektronix Inc                                                        121,312         207,848
     82,098  Tele-Communication Inc Class A+                                    1,577,825       1,631,698
      7,094  Teledyne Inc                                                         175,239         181,784
     11,125  Tellabs Inc+                                                         531,320         411,625
      7,102  Temple-Inland Inc                                                    316,070         313,376
     25,149  Tenet Healthcare Corp+                                               335,287         521,842
     22,727  Tenneco Inc                                                        1,166,380       1,127,827
     33,237  Texaco Inc                                                         2,195,812       2,609,105
     23,684  Texas Instruments Inc                                                870,301       1,225,647
     28,408  Texas Utilities Co                                                 1,245,849       1,168,279
     10,698  Textron Inc                                                          605,422         722,115

                                                           ---------------------

ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      2,427  Thomas & Betts Corp                                             $    151,802  $      178,991
     48,580  Time Warner Inc                                                    2,021,426       1,839,968
     13,953  Times Mirror Co Class A                                              319,644         472,658
      3,968  Timken Co                                                            131,552         151,776
      9,296  TJX Companies Inc                                                    247,599         175,462
      9,059  Torchmark Corp                                                       442,598         409,920
     34,857  Toys R Us Inc+                                                     1,267,961         758,140
      8,618  Transamerica Corp                                                    491,939         628,037
     40,162  Travelers Inc                                                      1,541,485       2,525,186
      8,182  Tribune Co                                                           450,769         500,125
      3,617  Trinova Corp                                                         108,800         103,537
      8,140  TRW Inc                                                              547,790         630,850
     19,212  Tyco International Inc                                               475,387         684,428
     19,029  U.S. Bancorp                                                         555,946         639,850
     19,407  U.S. Healthcare Inc                                                  901,821         902,426
      4,330  U.S. Life Corp                                                       116,489         129,359
     59,242  U.S. West Inc                                                      1,607,672       2,117,902
     59,242  U.S. West Media Group+                                             1,097,749       1,125,598
     26,957  Unicom Corp                                                          773,538         882,842
     20,091  Unilever NV                                                        2,299,225       2,827,808
      8,863  Union Camp Corp                                                      409,138         422,100
     17,244  Union Carbide Corp                                                   397,551         646,650
     12,836  Union Electric Co                                                    525,085         535,903
     25,796  Union Pacific Corp                                                 1,587,907       1,702,536
     21,589  Unisys Corp+                                                         243,918         121,438
     21,785  United Healthcare Corp                                             1,007,790       1,426,918
      7,108  United States Surgical                                               167,180         151,934
     15,485  United Technologies Corp                                             965,135       1,469,139
     31,013  Unocal Corp                                                          889,115         903,254
      9,187  UNUM Corp                                                            510,133         505,285
      7,516  USAir Group Inc+                                                      94,855          99,587
     14,050  USF & G Corp                                                         222,467         237,094
     24,592  UST Inc                                                              690,577         820,758
     36,093  USX - Marathon Group                                                 672,644         703,814
     10,334  USX - US Steel Group                                                 368,183         317,771
      5,211  Varity Corp+                                                         214,470         193,458
      8,059  VF Corp                                                              364,695         425,112

------------------------
20

                                                           ASSET ALLOCATION FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     45,370  Viacom Inc Class B+                                             $  1,847,239  $    2,149,404
     21,497  Wachovia Corp                                                        799,867         983,488
    288,919  Wal Mart Stores Inc                                                7,492,472       6,464,563
     30,934  Walgreen Co                                                          652,699         924,153
     16,960  Warner Lambert Co                                                  1,200,419       1,647,240
      6,064  Wells Fargo & Co                                                     797,816       1,309,824
     12,978  Wendy's International Inc                                            210,116         275,783
      6,726  Western Atlas Inc+                                                   261,586         339,663
     49,314  Westinghouse Electric Corp                                           720,947         813,681
     12,775  Westvaco Corp                                                        306,601         354,506
     25,537  Weyerhaeuser Co                                                    1,056,670       1,104,475
      9,269  Whirlpool Corp                                                       577,019         493,574
     13,127  Whitman Corp                                                         212,381         305,203
      6,952  Willamette Industries Inc                                            475,976         391,050
     12,812  Williams Co Inc                                                      377,138         562,127
     19,032  Winn-Dixie Stores Inc                                                544,971         701,805
     61,008  WMX Technologies Inc                                               1,693,437       1,822,614
     16,346  Woolworth Corp                                                       375,563         212,498
     11,326  Worthington Industries Inc                                           222,954         235,722
     14,562  Wrigley (Wm) Jr Co                                                   634,536         764,505
     13,515  Xerox Corp                                                         1,204,112       1,851,511
      3,563  Yellow Corp                                                           81,253          44,092
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $447,701,789  $  576,728,462

                                                           ---------------------

ASSET ALLOCATION FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES - 20.57%
$13,800,000  U.S. Treasury Bonds                                  6.25 %        08/15/23   $   14,183,806
  3,000,000  U.S. Treasury Bonds                                  6.88          08/15/25        3,384,375
 12,300,000  U.S. Treasury Bonds                                  7.13          02/15/23       14,048,888
 19,983,000  U.S. Treasury Bonds                                  7.25          05/15/16       22,818,088
  7,700,000  U.S. Treasury Bonds                                  7.25          08/15/22        8,915,152
  1,000,000  U.S. Treasury Bonds                                  7.50          11/15/24        1,201,250
  7,900,000  U.S. Treasury Bonds                                  7.63          11/15/22        9,541,715
  6,100,000  U.S. Treasury Bonds                                  7.88          02/15/21        7,508,710
 20,500,000  U.S. Treasury Bonds                                  8.00          11/15/21       25,657,001
 11,249,000  U.S. Treasury Bonds                                  8.13          08/15/19       14,145,618
  7,000,000  U.S. Treasury Bonds                                  8.13          05/15/21        8,859,375
  6,050,000  U.S. Treasury Bonds                                  8.13          08/15/21        7,664,594
 10,700,000  U.S. Treasury Bonds                                  8.50          02/15/20       13,986,890
 15,082,000  U.S. Treasury Bonds                                  8.75          05/15/17       19,950,636
 11,125,000  U.S. Treasury Bonds                                  8.75          08/15/20       14,924,866
  9,815,000  U.S. Treasury Bonds                                  8.88          02/15/19       13,241,034
  4,449,000  U.S. Treasury Bonds                                  9.00          11/15/18        6,063,146
  4,850,000  U.S. Treasury Bonds                                  9.13          05/15/18        6,664,196
  5,624,000  U.S. Treasury Bonds                                  9.25          02/15/16        7,734,749
  4,610,000  U.S. Treasury Bonds                                  9.88          11/15/15        6,674,413
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $  227,168,502
             (Cost $191,703,401)

------------------------
22

                                                           ASSET ALLOCATION FUND

                                                                YIELD
                                                                  TO           MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE          VALUE
             SHORT-TERM INSTRUMENTS - 27.68%
$   517,000  U.S. Treasury Bills                                  4.06 %        01/11/96   $      516,178
 14,801,000  U.S. Treasury Bills                                  4.54          01/18/96       14,763,128
194,255,000  U.S. Treasury Bills                                  4.74          02/08/96      193,167,906
  1,995,000  U.S. Treasury Bills                                  4.81          02/22/96        1,981,398
 49,067,000  U.S. Treasury Bills                                  5.03          03/07/96       48,635,505
 47,000,000  U.S. Treasury Bills                                  5.06          03/14/96       46,536,533
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  305,600,648
             (Cost $305,568,218)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $944,973,408)* (Notes 1 and 3)                    100.48%               $1,109,497,612
              Other Assets and Liabilities, Net                        (0.48)                  (5,291,729)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $1,104,205,883
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $174,956,849
Gross Unrealized Depreciation    (10,432,645)
                                ------------
NET UNREALIZED APPRECIATION     $164,524,204
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
24

                                                   CALIFORNIA TAX-FREE BOND FUND
---------
INVESTMENT
ADVISORS
FUND OBJECTIVE

To seek a high level of income exempt from federal income and California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities.

  [PHOTO] DAVID KLUG assumed management of the California Tax-Free Bond Fund in June of 1995, after having co-managed the Fund since its inception in 1992. He has over twenty years experience in tax-exempt, fixed-income portfolio analysis and management. David holds an M.B.A. from the University of Chicago and is a member of the National Federation of Municipal Analysts.

  [PHOTO] LAURA MILNER, the portfolio manager for the California Tax-Free Income Fund, assists in the management of tax-free municipal securities.

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

--------------------
INVESTMENT ADVISOR Q&A

WHAT WAS THE ONE-YEAR TOTAL RETURN FOR THE CALIFORNIA TAX-FREE BOND FUND IN
1995?

The Fund posted an 18.24% total return for Class A shares, a significant improvement over 1994's return of -7.27%. (Return figures exclude sales charge.)

WHAT BROUGHT ABOUT THIS CHANGE?

The most significant factor contributing to 1995's total return was a sharp decline in interest rates. As interest rates fell, the market price of the individual bonds in the Fund's portfolio rose. More than half of the Fund's 1995 total return came from price appreciation during this year. Moreover, by easing rates, the Federal Reserve signaled its belief that the economy's growth and inflation had slowed -- both good news for fixed-income instruments like municipal bonds. We anticipate that the Fed will further ease rates in 1996, which would likely further the portfolio's price appreciation. In contrast, 1994 saw a series of rate increases that had an adverse effect on the value of securities in the Fund's portfolio.

PLEASE DESCRIBE HOW YOU SELECT THE SECURITIES FOR THIS FUND AND TELL US ABOUT A COUPLE OF SECURITIES IN THE PORTFOLIO.

We analyze securities using a number of criteria including credit quality, call protection, liquidity and relative value. CREDIT QUALITY is the ability of the issuer to repay as measured by national credit rating agencies such as Moody's and Standard & Poor's. CALL PROTECTION, or the length of time during which a security cannot be redeemed by the issuer, allows us to better compare bonds paying similar interest rates. RELATIVE VALUE is the attractiveness of a given bond based on current prices and interest rates. For example, we recently purchased a AAA rated, insured San Diego Sewer Revenue bond paying 5.00% due on May 15, 2015. We found this bond attractive because it offered the potential for price appreciation if interest rates continue to drop, high credit quality, good LIQUIDITY (a narrow spread between bid and ask prices) and call protection until May 15, 2005. Another recent purchase was an A rated California Educational Facilities Authority (St. Mary's College) bond paying a rate of 4.75%. In this situation, we believe that the upside price potential of this bond is very appealing since we bought it for less than $870 for each $1,000 we would receive at its maturity on October 1, 2020.

WHAT IMPACT WOULD A FLAT TAX HAVE ON THE FUND?

We do not think that a flat tax is likely to be implemented over the next couple of years, and even if it were enacted it would likely be phased in, allowing muni investors to benefit from tax-free yields for several more years. If a new tax code limited or eliminated tax-free earnings from municipal securities, municipalities would probably be forced to increase yields to attract and keep investors. For

---------------------
26

                                                   CALIFORNIA TAX-FREE BOND FUND
now, however, it is important to remember that the benefits which attract investors to municipal securities still exist.

WHAT DO YOU SEE HAPPENING TO THE CALIFORNIA ECONOMY IN 1996 AND HOW WILL THIS AFFECT THE FUND?

Current indications suggest that the California economy will continue to recover in 1996. The state should benefit from continued growth in the high technology and entertainment industries, among others. Securities issued by California municipalities will benefit from improvements in the state's economy, including the tax allocation and lease revenue bonds in the Fund's portfolio.

WHAT LINGERING EFFECT DO YOU SEE FROM LAST YEAR'S FINANCIAL TROUBLE IN ORANGE COUNTY?

The Fund does not hold any Orange County obligations that are not credit enhanced (for example, backed by a line of credit) or revenue-backed (backed by the income from a particular project) so that the resolution of the bankruptcy will have no direct impact on the Fund. As for the general climate, investors continue to disfavor Orange County issues, forcing the County to pay interest rates as much as 0.20% more than other California counties. However, Orange County has filed a reorganization plan with the bankruptcy court and expects to restructure some of its outstanding obligations. If all goes according to the plan, the County expects to emerge from bankruptcy by June 30, 1996.

WHAT IS YOUR STRATEGY AS 1996 BEGINS?

If current economic conditions prevail, we expect interest rate declines in 1996. Therefore, we will emphasize call protection for all new purchases. By the same token, we will reduce our current holdings of bonds which have poor call protection.

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

---------------------
PERFORMANCE AT A GLANCE

CLASS A SHARE PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                        INCEPTION
AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR      3 YEAR      SINCE 1/1/92
---------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge                  12.96%      6.02%       7.09%
---------------------------------------------------------------------------------------
Without Sales Charge                            18.24%      7.66%       8.33%
---------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                      1 YEAR
                                                                      1/1/95
AVERAGE ANNUAL TOTAL RETURNS                                          INCEPTION
-------------------------------------------------------------------------------------
With Maximum 3.0% Contingent Deferred Sales Charge1                   14.72%
-------------------------------------------------------------------------------------
Without Contingent Deferred Sales Charge                              17.72%
-------------------------------------------------------------------------------------
1Assumes redemption on 12/29/95.

SHARE PRICES AT NET ASSET VALUE
--------------------------------------------------------------------------------

                                                           01/01/95    12/31/95
--------------------------------------------------------------------------------------
Class A Shares                                             $9.84       $11.05
--------------------------------------------------------------------------------------
Class B Shares                                             $10.00      $11.26
--------------------------------------------------------------------------------------

DISTRIBUTIONS PAID PER SHARE IN 1995
--------------------------------------------------------------------------------

                                                                      DIVIDENDS
-------------------------------------------------------------------------------------
Class A Shares                                                        $0.548
-------------------------------------------------------------------------------------
Class B Shares                                                        $0.482
-------------------------------------------------------------------------------------

30-DAY YIELDS AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                       TAXABLE
                                                           SEC YIELD   EQUIVALENT
--------------------------------------------------------------------------------------
Class A Shares                                             4.54%       7.88%
--------------------------------------------------------------------------------------
Class B Shares                                             4.09%       7.10%
--------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gains distributions at net asset value.

Yields, calculated as required by the SEC, are based on earnings of the Fund's portfolio, less expenses, during the 30 days ending December 31, 1995. Calculations of taxable equivalent yields are based on a combined federal and California State tax bracket of 42.4%. While the Fund principally invests in obligations exempt from federal income taxes, a portion of the Fund's distributions may be subject to these state and local taxes or the alternative minimum tax (AMT).

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns and yields would have been lower.

---------------------
28

                                                   CALIFORNIA TAX-FREE BOND FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                STAGECOACH CALIFORNIA
                      TAX-FREE               LEHMAN BROTHERS
                 Bond Fund Class A Shares  Municipal Bond Index
Inception                          $9,550               $10,000
Jan-92                             $9,561               $10,023
Feb-92                             $9,605               $10,026
Mar-92                             $9,605               $10,030
Apr-92                             $9,723               $10,119
May-92                             $9,862               $10,239
Jun-92                            $10,070               $10,411
Jul-92                            $10,447               $10,723
Aug-92                            $10,262               $10,618
Sep-92                            $10,324               $10,687
Oct-92                            $10,027               $10,582
Nov-92                            $10,397               $10,772
Dec-92                            $10,539               $10,882
Jan-93                            $10,670               $11,008
Feb-93                            $11,184               $11,406
Mar-93                            $11,008               $11,285
Apr-93                            $11,148               $11,399
May-93                            $11,228               $11,463
Jun-93                            $11,452               $11,655
Jul-93                            $11,418               $11,670
Aug-93                            $11,747               $11,912
Sep-93                            $11,911               $12,048
Oct-93                            $11,939               $12,071
Nov-93                            $11,734               $11,965
Dec-93                            $11,996               $12,217
Jan-94                            $12,153               $12,357
Feb-94                            $11,813               $12,037
Mar-94                            $11,216               $11,547
Apr-94                            $11,256               $11,645
May-94                            $11,395               $11,746
Jun-94                            $11,292               $11,675
Jul-94                            $11,563               $11,888
Aug-94                            $11,582               $11,930
Sep-94                            $11,355               $11,754
Oct-94                            $11,118               $11,545
Nov-94                            $10,867               $11,336
Dec-94                            $11,123               $11,586
Jan-95                            $11,538               $11,917
Feb-95                            $11,882               $12,263
Mar-95                            $11,996               $12,404
Apr-95                            $11,976               $12,419
May-95                            $12,398               $12,815
Jun-95                            $12,188               $12,703
Jul-95                            $12,273               $12,823
Aug-95                            $12,431               $12,986
Sep-95                            $12,532               $13,068
Oct-95                            $12,749               $13,258
Nov-95                            $12,990               $13,478
Dec-95                            $13,151               $13,608

THE RETURN FOR CLASS B SHARES OF THE CALIFORNIA TAX-FREE BOND FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach California Tax-Free Bond Fund Class A shares since its inception with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index of municipal bonds. Please note that the Fund is a professionally managed mutual fund. The index presented here is not managed, does not incur expenses and is not available directly for investment. Had this index incurred typical operating expenses, its performance would have been lower.

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS - 96.32%
$ 3,000,000  ABAG Finance Authority for Nonprofit Corp CA
               Stanford University Hospital                       5.50 %        11/01/13   $   2,972,040
  1,000,000  Alameda CA USD AMBAC Insured                         5.95          07/01/09       1,058,850
  1,000,000  Alameda CA USD AMBAC Insured                         6.05          07/01/11       1,062,140
  5,000,000  Alameda CA USD MBIA Insured                          5.70          12/01/14       5,099,700
  1,000,000  Alameda County CA Public Facilities Corp COP         6.25          06/01/06       1,059,690
  3,620,000  Antioch CA Public FA Water Revenue Water
               Treatment Plant Project MBIA Insured               5.63          07/01/14       3,677,739
  1,330,000  Arcadia CA USD Capital Appreciation Series A
               MBIA Insured                                       6.45 (F)      09/01/06         790,592
  1,430,000  Arcadia CA USD Capital Appreciation Series A
               MBIA Insured                                       6.41 (F)      09/01/07         795,895
    250,000  Bakersfield CA City School District Series D
               FGIC Insured                                       6.60          08/01/16         273,108
    120,000  Belmont CA RDFA Tax Allocation Los Costanos
               Community Development Series A                     6.00          08/01/04         127,024
    180,000  Belmont CA RDFA Tax Allocation Los Costanos
               Community Development Series A                     6.05          08/01/05         189,936
    250,000  Big Bear Lake CA Water Revenue FGIC Insured          6.25          04/01/12         267,545
  2,545,000  Bonita CA USD COP MBIA Insured                       5.63          05/01/10       2,633,337
  1,300,000  Burbank Glendale Pasadena Airport Authority CA
               Airport Revenue AMBAC Insured                      6.40          06/01/10       1,391,897
    400,000  California State DWR Central Valley Project
               Revenue Series F                                   6.00          12/01/11         407,492
  1,830,000  California State DWR Central Valley Project
               Revenue Series L                                   5.75          12/01/13       1,884,369
  1,000,000  California State DWR Central Valley Project
               Revenue Series L                                   5.75          12/01/14       1,029,710

------------------------
30

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   680,000  California State EDFA Revenue Mills College          6.70 %        09/01/05   $     760,220
     50,000  California State EDFA Revenue Pomona College         6.13          02/15/08          53,625
  4,435,000  California State EDFA Revenue St Mary's College      4.75          10/01/20       3,938,324
    750,000  California State EDFA Revenue University of San
               Diego Project                                      6.50          10/01/08         820,703
  1,000,000  California State EDFA Revenue University of San
               Francisco                                          6.30          10/01/07       1,088,970
  1,000,000  California State GO                                  4.75          09/01/11         929,320
     50,000  California State HFA Home Mortgage Revenue
               Series B FHA Collateralized                        6.90          08/01/16          51,294
    200,000  California State HFA Home Mortgage Revenue
               Series B MBIA Insured                              6.90          08/01/16         205,164
    300,000  California State HFA Home Mortgage Revenue
               Series G AMT Multiple Credit Enhancements          6.95          08/01/11         323,256
    500,000  California State HFA Home Multi Unit Rental
               Mortgage Revenue Series B-II                       6.70          08/01/15         531,215
    500,000  California State HFA Home Multi-Unit Rental
               Mortgage Revenue Series C-II AMT                   6.85          08/01/15         531,015
  1,250,000  California State HFA Multi-Unit Rental Housing
               Revenue Series A AMT                               5.50          08/01/15       1,197,613
  1,500,000  California State HFFA Revenue Kaiser Permanente
               Series A                                           6.25          03/01/21       1,573,710
  1,000,000  California State HFFA Revenue Kaiser Permanente
               Series A                                           6.50          03/01/11       1,052,890
    600,000  California State HFFA Revenue Small Insured
               Health Facilities Series A                         6.70          03/01/11         642,684
  1,000,000  California State HFFA San Diego Hospital
               Association MBIA Insured                           6.20          08/01/12       1,058,660
  1,795,000  California State HFFA Scripps Memorial Hospital
               Series A MBIA Insured                              6.25          10/01/13       1,897,369
  2,500,000  California State PCFA Pacific Gas & Electric Co
               AMT                                                6.35          06/01/09       2,659,800

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,445,000  California State PCFA Pacific Gas & Electric Co
               AMT                                                6.63 %        06/01/09   $   1,560,759
  1,000,000  California State Public Works Board Lease
               Revenue University Of California Project
               Series A AMBAC Insured                             6.00          12/01/12       1,050,060
  1,755,000  California State Public Works Board Lease
               Revenue University Of California Project
               Series A AMBAC Insured                             6.30          12/01/09       1,900,981
  1,500,000  California Statewide CDA Lease Revenue Oakland
               Convention Centers Project AMBAC Insured           5.50          10/01/14       1,504,680
  6,800,000  California Statewide CDA Lease Revenue Oakland
               Convention Centers Project AMBAC Insured           6.00          10/01/10       7,208,340
  1,000,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.20          01/01/11         991,550
  1,750,000  California Statewide CDA Motion Picture and
               Television Development AMBAC Insured               5.25          01/01/12       1,734,705
    500,000  California Statewide CDA Revenue COP Health
               Facilities Barton Memorial Hospital LOC -
               Banque Nationale de Paris                          6.40          12/01/05         537,760
  1,810,000  California Statewide CDA Revenue COP Hospital
               Cedars Sinai Medical Center                        6.50          08/01/12       1,996,394
  1,500,000  California Statewide CDA Revenue COP Sutter
               Health Obligated Group AMBAC Insured               6.00          08/15/09       1,578,360
  1,935,000  California Statewide CDA Water Revenue Series A      6.00          07/01/10       2,033,298
    200,000  Capitol Area Development Authority Sacramento
               CA Lease Revenue Series A MBIA Insured             6.50          04/01/12         217,796
    300,000  Center CA USD Series A MBIA Insured                  6.63          09/01/17         325,269

------------------------
32

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,500,000  Cerritos CA PFA Redevelopment Los Cerritos
               Redevelopment Project Revenue                      6.05 %        11/01/20   $   1,521,270
    595,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        5.80          09/01/05         620,127
    400,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/07         418,264
    735,000  Chula Vista CA COP Town Centre II Package
               Project RDA                                        6.00          09/01/08         762,945
    820,000  Chula Vista CA COP Town Centre II Package
               Project Redevelopment Agency                       6.00          09/01/10         848,060
  2,000,000  Coachella CA Water Revenue COP FSA Insured           6.10          03/01/22       2,092,740
  1,000,000  Coachella Valley CA Water District Improvement
               District 71 Storm Water District Flood
               Control                                            6.60          10/01/06       1,086,720
    985,000  Coachella Valley CA Water District Improvement
               District Seven Storm Water District Flood
               Control Project                                    6.45          10/01/05       1,069,749
  2,500,000  Concord CA RDFA Tax Allocation                       5.75          07/01/10       2,451,125
  1,500,000  Contra Costa County CA COP Public Facilities
               Merrithew Memorial Hospital Replacement            6.60          11/01/12       1,604,820
  1,000,000  Contra Costa County CA Water Treatment Revenue
               Series A FGIC Insured                              5.60          10/01/10       1,028,590
  1,045,000  Corona CA PFA Public Improvement Revenue             5.95          07/01/07       1,049,943
  1,075,000  Cotati CA Facilities Financing Authority Tax
               Allocation Series A                                5.60          09/01/12       1,040,751
  1,250,000  Cucamonga County CA Water District COP
               Refinancing Facilities FGIC Insured                6.30          09/01/12       1,338,775
     15,000  Culver City CA RDFA AMBAC Insured                    6.75          11/01/15          16,140
  5,000,000  Cupertino CA Series A AMBAC Insured                  5.75          07/01/16       5,087,800
  1,450,000  Cupertino CA Series B                                6.25          07/01/10       1,512,176
  1,045,000  Danville CA Improvement Board Sycamore Valley
               Reassessment District 93-2                         5.90          09/02/05       1,073,539

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,855,000  Duarte CA COP City of Hope National Medical
               Center                                             6.13 %        04/01/13   $   1,850,789
  4,685,000  East Bay CA MUD Wastewater Treatment System
               Revenue                                            6.00          06/01/12       4,938,740
  1,500,000  East Bay CA MUD Wastewater Treatment System
               Revenue AMBAC Insured                              6.00          06/01/09       1,592,580
  3,195,000  East Bay CA Regional Park District Series B          5.75          09/01/14       3,249,986
  1,850,000  East Bay CA Regional Park District Series B          6.38          09/01/10       1,991,192
    495,000  Eastern Municipal Water District CA Water &
               Sewer Revenue Certificates FGIC Insured            6.30          07/01/20         519,720
  5,000,000  Elsinore Valley CA Municipal Water District COP
               Series A FGIC Insured                              5.75          07/01/19       5,104,800
  1,000,000  Elsinore Valley CA Municipal Water District COP
               Series A FGIC Insured                              6.00          07/01/12       1,084,290
  1,045,000  Emeryville CA HFA                                    6.20          09/01/15       1,074,803
  3,000,000  Emeryville CA PFA Housing Increment Revenue
               Series A                                           6.35          05/01/10       3,147,990
  2,000,000  Escondido CA PFA Lease Revenue Escondido Civic
               Center Project Series B AMBAC Insured              6.13          09/01/11       2,205,180
  1,200,000  Escondido CA USD COP Series A                        5.90          07/01/11       1,200,216
  1,110,000  Folsom CA PFA Revenue AMBAC Insured                  6.00          10/01/12       1,168,652
  1,000,000  Foothill CA De Anza Community College Connie
               Lee Insured                                        5.25          09/01/21         957,880
  1,000,000  Foster City CA PFA                                   6.00          09/01/13       1,012,800
  1,270,000  Fremont CA USD Alameda County Series E FGIC
               Insured                                            5.90          09/01/15       1,331,684
  2,000,000  Fresno CA Joint Powers Financing Authority
               Street Light Acquisition Project Series A          5.50          08/01/12       1,961,160
  1,500,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.50          12/01/09       1,536,045
  1,000,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.50          12/01/11       1,020,140
     50,000  Hayward CA COP Capital Improvement Projects          6.80          08/01/17          52,191

------------------------
34

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   575,000  Huntington Beach CA PFA Revenue Bond                 6.55 %        08/01/01   $     567,462
  1,000,000  Indian Wells CA RDFA Tax Allocation Whitewater
               Project MBIA Insured                               6.00          12/01/14       1,046,440
  1,000,000  Industry CA GO MBIA Insured                          5.50          07/01/11       1,025,850
    200,000  Industry CA Urban Development Agency                 6.85          11/01/04         218,482
  1,270,000  Industry CA Urban Development Agency Tax
               Allocation MBIA Insured                            5.80          05/01/09       1,322,540
  1,000,000  Industry CA Urban Development Agency Tax
               Allocation MBIA Insured                            6.00          05/01/15       1,046,430
  1,350,000  Jackson CA COP Water System Acquisition Project      6.80          09/01/23       1,401,948
    270,000  Jamul-Dulzura CA USD                                 6.40          08/01/16         285,560
  1,185,000  La Verne CA COP Capital Improvements Projects        5.70          06/01/15       1,164,322
    500,000  Lemon Grove CA CDA Lemon Grove Redevelopment
               Project                                            6.65          08/01/06         531,560
    300,000  Long Beach CA Harbor Revenue Series A AMT            7.25          05/15/19         324,810
  1,000,000  Long Beach CA USD                                    6.20          12/01/07       1,078,010
  1,000,000  Los Angeles CA Community College District COP
               Series A CGIC Insured                              5.90          08/15/07       1,065,020
  1,750,000  Los Angeles CA DW&P Electric Plant Revenue           5.70          09/01/11       1,781,938
    200,000  Los Angeles CA DW&P Electric Plant Revenue           6.38          02/01/20         213,012
  2,000,000  Los Angeles CA DW&P Electric Plant Revenue
               Second Issue                                       5.75          08/15/11       2,039,800
  3,000,000  Los Angeles CA DW&P Waterworks Revenue               5.70          04/15/09       3,097,080
    340,000  Los Angeles CA Municipal Improvement Corp Lease
               Revenue Central Library Project Series A           6.30          06/01/16         349,370
  1,300,000  Los Angeles CA Wastewater System Revenue Series
               A MBIA Insured                                     5.70          06/01/13       1,334,489
    250,000  Los Angeles CA Wastewater System Revenue Series
               C                                                  7.10          06/01/18         278,225

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Los Angeles CA Wastewater System Revenue Series
               C MBIA Insured                                     5.50 %        06/01/13   $   1,008,190
  7,000,000  Los Angeles CA Wastewater System Revenue Series
               D FGIC Insured                                     5.20          11/01/21       6,825,490
  1,840,000  Los Angeles County CA COP Correctional
               Facilities Project MBIA Insured                    6.50          09/01/13       1,970,658
  1,975,000  Los Angeles County CA Metropolitan
               Transportation Authority Sales Tax Revenue
               Series A                                           5.50          07/01/13       1,968,107
  1,370,000  Madera CA RDFA Tax Allocation Revenue CGIC
               Insured                                            5.75          09/01/11       1,417,443
  1,400,000  Martinez CA USD                                      6.00          08/01/11       1,445,528
  2,000,000  Martinez CA USD                                      6.00          08/01/12       2,050,560
    200,000  Menlo Park CA CDA Tax Allocation Las Pulgas
               Community Project AMBAC Insured                    6.70          10/01/22         219,196
  2,485,000  Merced County CA COP Construction & Equipment
               Project Lease Revenue FSA Insured                  6.00          10/01/12       2,593,768
  1,545,000  Mid Peninsula CA Regional Open Space District
               Promissory Notes                                   5.70          09/01/14       1,544,058
    705,000  Mid Peninsula CA Regional Open Space District
               Promissory Notes                                   6.30          07/01/11         746,849
    750,000  Mid Peninsula CA Regional Open Space District
               Promissory Notes                                   6.35          07/01/12         794,430
  1,000,000  Modesto CA Irrigation District Financing
               Authority Domestic Water Project Revenue
               Series A AMBAC Insured                             6.00          09/01/09       1,063,190
    975,000  Montclair CA RDFA Lease Revenue Series A             5.80          11/01/10       1,010,685
    100,000  Montclair CA RDFA Lease Revenue Series A             6.63          11/01/11         105,124
  2,055,000  Mountain View CA Shoreline Regional Park
               Community Tax Allocation Series A                  5.60          08/01/09       2,027,340
    200,000  MSR Public Power Agency CA San Juan Project
               Revenue Series C BIG Insured                       6.63          07/01/13         207,664

------------------------
36

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  National City CA CDA Tax Allocation Downtown
               Redevelopment Project Series A AMBAC Insured       6.25 %        08/01/12   $   1,069,170
  1,230,000  National City CA CDA Tax Allocation Downtown
               Redevelopment Project Series B AMT AMBAC
               Insured                                            6.63          08/01/12       1,341,057
    720,000  Natomas CA USD Series A MBIA Insured                 5.75          09/01/12         744,934
    750,000  Nevada County CA Solid Waste Revenue                 6.50          10/01/06         806,978
  1,000,000  Northern California Power Agency Multiple
               Capital Facilities Revenue Series A MBIA
               Insured                                            6.50          08/01/12       1,092,200
  7,000,000  Northern California Transmission Revenue
               Transmission Project A MBIA Insured                5.50          05/01/14       7,082,320
    250,000  Northern California Transmission Revenue
               Transmission Project A MBIA Insured                6.50          05/01/16         272,445
  1,465,000  Oakland CA FGIC Insured                              6.00          06/15/12       1,545,487
    500,000  Oceanside CA Community Downtown RDFA                 6.10          09/01/18         498,715
  2,000,000  Oceanside CA Water Reuse Finance Project A
               AMBAC Insured                                      6.40          10/01/12       2,170,140
    800,000  Orange County CA Local Transportation Authority
               Sales Tax Revenue First Series Measure M           6.00          02/15/09         829,136
  1,000,000  Orange County CA RDFA Tax Allocation Northwest
               Redevelopment Project B                            5.70          10/01/17         881,870
    360,000  Orange County CA Sanitation District COP FGIC
               Insured                                            6.40          08/01/07         387,065
  1,240,000  Parlier CA RDFA Tax Allocation Series A              6.95          08/01/23       1,240,434
  1,500,000  Pinole CA RDFA Tax Allocation                        5.60          08/01/17       1,457,790
    250,000  Pleasanton CA USD Series G                           6.50          08/01/16         262,873
  3,380,000  Port of Oakland CA Special Facilities Revenue
               Mitsui OSK Lines Ltd Series A AMT LOC -
               Industrial Bank of Japan Ltd                       6.80          01/01/19       3,615,924
  1,000,000  Poway CA PFA Water Services Capital Improvement
               Program AMBAC Insured                              5.50          11/01/15       1,005,580
  1,050,000  Redding CA Joint Powers Financing Authority
               Solid Waste Revenue Series A                       5.00          01/01/23         893,057

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,325,000  Redding CA Joint Powers Financing Authority
               Wastewater Revenue Series A FGIC Insured           6.00 %        12/01/11   $   1,400,976
  1,310,000  Rialto CA RDFA Tax Allocation Series A               5.80          09/01/08       1,336,410
  4,000,000  Riverside County CA Asset Leasing Corp Revenue
               Riverside County Hospital Project A                6.38          06/01/09       4,184,240
  1,045,000  Riverside County CA PFA Special Tax Revenue
               Series A MBIA Insured                              5.25          09/01/10       1,050,862
  1,000,000  Rossmoor CA Community Services District
               Improvement Board Landscaping & Assessment
               District 91-1                                      6.10          09/02/12         975,170
  1,725,000  Sacramento CA COP Public Facilities Project          6.00          07/01/12       1,764,589
      5,000  Sacramento CA Financing Authority Revenue
               Prerefunded                                        6.70          11/01/11           5,377
  2,300,000  Sacramento CA Light Rail Transportation Project      6.00          07/01/12       2,355,591
    500,000  Sacramento CA MUD Electric Revenue Series C
               FGIC Insured                                       5.75          11/15/08         523,370
  6,695,000  Sacramento CA MUD Electric Revenue Series C
               MBIA Insured                                       5.75          11/15/09       6,983,621
    200,000  Sacramento CA MUD Electric Revenue Series Y
               MBIA Insured                                       6.75          09/01/19         227,508
     50,000  Sacramento CA MUD Electric Revenue Series Z
               FGIC Insured                                       6.45          07/01/10          54,094
  1,650,000  Sacramento CA RDFA Tax Allocation Merged
               Downtown Project A MBIA Insured                    6.50          11/01/13       1,769,889
    250,000  Sacramento CA Regional Transit District COP
               Series A                                           6.38          03/01/05         270,828
  2,000,000  Sacramento County CA Airport System Revenue
               Series A AMT FGIC Insured                          6.00          07/01/12       2,074,380
    380,000  San Bernardino County CA West Valley Detention
               Center MBIA Insured                                6.50          11/01/12         413,607

------------------------
38

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   200,000  San Bernardino County CA Transportation
               Authority Sales Tax Revenue FGIC Insured           6.00 %        03/01/10   $     212,722
  4,000,000  San Buenaventura CA COP AMBAC Insured                6.00          01/01/12       4,210,760
  1,500,000  San Diego CA Community College District COP
               Financing Projects                                 5.38          12/01/14       1,428,720
  1,695,000  San Diego CA PFA Sewer Revenue FGIC Insured          5.00          05/15/15       1,637,641
     50,000  San Diego County CA COP East Mesa Detention
               Facilities Project                                 7.00          10/01/09          52,828
  4,000,000  San Diego County CA Regional Transportation
               Community Sales Tax Revenue Series A Escrowed
               to Maturity                                        6.00          04/01/08       4,338,440
  1,500,000  San Diego County CA Water Authority Water
               Revenue COP Series A                               6.40          05/01/08       1,639,980
  1,235,000  San Elijo Joint Powers Authority San Diego
               County CA Water Pollution Control Facility
               FGIC Insured                                       5.38          03/01/13       1,238,236
    300,000  San Francisco CA BART Tax Revenue FGIC Insured       6.60          07/01/12         328,215
    200,000  San Francisco CA City & County Public Utilities
               Commission Water Revenue Series A                  6.50          11/01/09         222,460
    700,000  San Francisco CA City & County RDFA Tax
               Allocation Capital Appreciation Project MBIA
               Insured                                            6.76 (F)      08/01/08         365,288
  1,000,000  San Francisco County CA RDFA                         6.50          07/01/08       1,120,570
  2,000,000  San Joaquin Hills CA Transportation Corridor
               Agency Toll Road Revenue Capital Appreciation      4.39 (F)      01/01/10       1,525,220
  1,055,000  San Jose CA Airport Revenue AMT FGIC Insured         5.50          03/01/08       1,074,887
    500,000  San Jose CA RDFA Tax Allocation Park Center
               Project                                            7.00          10/01/04         527,795
  3,000,000  San Jose RDFA Merged Area Project MBIA Insured       5.25          08/01/16       2,951,610

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   200,000  San Juan Capistrano CA Open Space Project            6.20 %        02/01/16   $     208,292
  1,200,000  San Mateo CA Joint Powers Financing Authority
               Redevelopment Downtown & Shoreline Project A
               AMBAC Insured                                      5.50          08/01/07       1,233,744
  4,010,000  Santa Clara CA RDFA Tax Allocation Bayshore
               North Project AMBAC Insured                        5.75          07/01/14       4,121,518
  2,500,000  Santa Clara County CA COP Multiple Facilities
               Project AMBAC Insured                              6.00          05/15/12       2,618,850
  1,000,000  Santa Maria CA RDFA Town Center West Side
               Parking Facilities FSA Insured                     5.25          06/01/11         996,600
    350,000  Shasta CA Dam Area Public Utility District COP       7.25          03/01/12         374,948
  1,750,000  Shasta CA Joint Powers Financing Authority
               Lease Revenue County Courthouse Improvement
               Project Series                                     6.70          06/01/23       1,832,355
    585,000  Solana Beach CA COP City Hall Project                6.30          10/01/12         611,384
  4,720,000  South County CA Regional Wastewater Authority
               Revenue Capital Improvement FGIC Insured           5.75          08/01/10       4,901,578
    500,000  South Gate CA RDFA Tax Allocation Revenue
               Prerefunded                                        7.38          09/01/09         561,865
  1,000,000  Southern California State Public Power
               Authority                                          5.50          07/01/12       1,002,410
  1,000,000  Southern California State Rapid Transit
               District CA COP Workers Compensation MBIA
               Insured                                            6.00          07/01/10       1,054,220
  3,000,000  Southern California State Rapid Transit
               District Special Benefit Assesment District
               A1 AMBAC Insured                                   6.00          09/01/08       3,200,400
  2,000,000  Stanislaus County CA Capital Improvement
               Program Series A MBIA Insured                      5.25          05/01/14       1,981,080
    900,000  Stanislaus County CA COP Series A                    6.85          06/01/12         948,294
  2,000,000  Stanislaus County CA COP Series B AMBAC Insured      6.13          06/01/12       2,119,300
  1,430,000  Temecula CA Community Services Recreational
               Center Project                                     7.13          10/01/12       1,544,457

------------------------
40

                                                   CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,000,000  Three Valleys CA Municipal Water District
               Revenue COP FGIC Insured                           5.25 %        11/01/10   $   2,009,540
  1,000,000  Torrance CA COP AMBAC Insured                        5.50          04/01/11       1,025,190
  1,000,000  Torrance CA COP AMBAC Insured                        5.75          04/01/16       1,029,550
  1,075,000  Tri-Cities CA Municipal Water District               6.40          12/01/10       1,031,721
  2,000,000  Tulare County CA COP Public Facilities
               Corporation Series A MBIA Insured                  6.10          11/15/07       2,162,060
  1,250,000  Twentynine Palms CA Water District CA COP            7.00          08/01/17       1,319,188
  1,000,000  Union City CA Community RDFA Tax Allocation
               Revenue Community Redevelopment Project AMBAC
               Insured                                            5.65          10/01/14       1,015,880
  1,645,000  University of California Revenue Housing System
               Series A AMBAC Insured                             5.50          11/01/11       1,677,851
  6,900,000  University of California Revenue Multiple
               Purpose Project C AMBAC Insured                    5.25          09/01/11       6,906,417
  3,950,000  University of California Revenue Seismic Safety
               Project MBIA Insured                               5.50          11/01/10       4,044,168
  2,000,000  Ventura CA COP Public Facilities Corporation IV      5.75          12/01/07       2,072,300
  2,000,000  West & Central Basin CA Financing Authority
               Redevelopment AMBAC Insured                        6.13          08/01/12       2,114,160
  1,170,000  West Sacramento CA Financing Authority Revenue
               Water System Improvement Project FGIC Insured      5.50          08/01/15       1,178,822
  1,200,000  Westminster CA RDFA AMT                              6.50          08/01/10       1,235,800
  1,000,000  Whittier CA Educational Facilities Revenue
               Whittier College Connie Lee Insured                5.40          12/01/18         985,750
  1,340,000  Yolo County CA Library Special Tax Community
               Facilities                                         6.25          12/01/22       1,372,227
                                                                                           --------------
             TOTAL CALIFORNIA MUNICIPAL BONDS                                              $ 311,426,826
             (Cost $297,513,691)

                                                           ---------------------

CALIFORNIA TAX-FREE BOND FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 3.70%
             CALIFORNIA MUNICIPAL VARIABLE RATE SECURITIES+ - 3.52%
$   900,000  California State PCFA Southern California
               Edison V/R Series A                                5.40 %        02/28/08   $     900,000
  1,075,000  California State PCFA Stanislaus Project V/R
               AMT LOC - Swiss Bank                               6.00          12/01/17       1,075,000
  1,570,000  Irvine CA IDA Improvement Bond V/R LOC -
               National Westminster Bank Plc                      5.80          09/02/15       1,570,000
    400,000  Irvine Ranch CA Water District V/R LOC -
               Sumitomo Bank Ltd                                  5.90          10/01/10         400,000
    900,000  Los Angeles County CA IDA Lee & Macho Realty
               Partnership V/R LOC - Dai-Ichi Kangyo Bank
               Ltd                                                6.25          12/01/05         900,000
  1,000,000  Los Angeles County CA IDA Walter & Howard V/R
               AMT LOC - Dai-Ichi Kangyo Bank Ltd                 6.25          12/01/06       1,000,000
  1,534,000  Orange County CA Improvement Bond V/R Multiple
               LOC's                                              6.50          09/02/18       1,534,000
  3,000,000  Orange County CA Office & Courthouse Projects
               V/R LOC - Dai-Ichi Kangyo Bank                     5.90          12/01/15       3,000,000
  1,000,000  Orange County CA Sanitation District V/R LOC -
               National Westminster Bank Plc                      5.90          08/01/15       1,000,000
                                                                                           --------------
                                                                                           $  11,379,000

             MONEY MARKET FUNDS - 0.18%
$   550,520  Arbor Fund CA Tax-Exempt Portfolio                                            $     550,520
     27,624  Nuveen Institutional CA Tax-Exempt Fund                                              27,624
                                                                                           --------------
                                                                                           $     578,144
             TOTAL SHORT-TERM INSTRUMENTS                                                  $  11,957,144
             (Cost $11,957,144)

---------------------------------------------------------------------------------------------------------

+ THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES
  THE REMAINING MATURITY.

------------------------
42

                                                   CALIFORNIA TAX-FREE BOND FUND

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $309,470,835)* (Notes 1 and 3)                    100.02%               $ 323,383,970
              Other Assets and Liabilities, Net                        (0.02)                     (51,016)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $ 323,332,954
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

(F)  YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 14,284,975
Gross Unrealized Depreciation       (371,840)
                                ------------
NET UNREALIZED APPRECIATION     $ 13,913,135
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
44

                                                 CALIFORNIA TAX-FREE INCOME FUND
---------
INVESTMENT
ADVISORS
FUND OBJECTIVE

To seek a high level of income exempt from federal income and California personal income taxes, while preserving capital, by investing in short- and intermediate-term, investment-grade municipal securities.

  [PHOTO] LAURA MILNER assumed responsibility for the day-to-day management of the California Tax-Free Income Fund on June 1, 1995 after having been co-manager since the Fund's inception in November 1992. Her background includes ten years' experience specializing in short- and long-term municipal securities. Laura is a member of the National Federation of Municipal Analysts and its California chapter.

  [PHOTO] DAVID KLUG, the portfolio manager of the California Tax-Free Bond Fund, assists in the management of the tax-free municipal securities.

                                                           ---------------------

CALIFORNIA TAX-FREE INCOME FUND

--------------------
INVESTMENT ADVISOR Q&A

WHAT WAS THE ONE-YEAR TOTAL RETURN FOR THE CALIFORNIA TAX-FREE INCOME FUND IN 1995?

The Fund posted a 9.14% total return, a significant improvement over 1994's return of -1.10%. (Return figures exclude sales charge.)

WHAT BROUGHT ABOUT THIS CHANGE?

The Federal Reserve reduced the federal funds target rate by 0.25% in July, and again by 0.25% in December. As interest rates fell in response, the market price of the individual securities in the Fund's portfolio rose. In easing rates, the Fed signaled its belief that the economy's growth and inflation had slowed--both good news for fixed-income instruments like municipal securities. We currently anticipate that the Fed will further ease rates in 1996, which will likely further the portfolio's price appreciation. In contrast, 1994 saw a series of rate increases that had an adverse effect on the prices of securities in the Fund's portfolio.

WHAT IMPACT WOULD A FLAT TAX HAVE ON THE FUND?

We do not think that a flat tax is likely to be implemented over the next couple of years, and even if it were to become enacted it would likely be phased in, allowing muni investors to benefit from tax-free yields for several more years. If a new tax code limited or eliminated tax-free earnings from municipal securities, municipalities would probably be forced to increase yields to attract and keep investors. For now, however, it is important to remember that the benefits which attract investors to municipal securities still exist.

WHAT DO YOU SEE HAPPENING TO THE CALIFORNIA ECONOMY IN 1996 AND HOW WILL THIS AFFECT THE FUND?

Current indications suggest that the California economy will continue to recover in 1996. The state should benefit from continued growth in the high technology and entertainment industries, among others. Issues of California municipalities will benefit from improvements in the state's economy, including the tax allocation and lease revenue bonds in the Fund's portfolio.

WHAT LINGERING EFFECTS DO YOU SEE FROM LAST YEAR'S FINANCIAL TROUBLE IN ORANGE COUNTY?

The Fund does not hold any Orange County obligations that are not credit enhanced (for example, backed by a line of credit) or revenue-backed (backed by the income from a particular project) so that the resolution of the bankruptcy will have no direct impact on the Fund. As for the general climate, investors continue to disfavor Orange County issues, forcing the County to pay interest rates as much as 0.20% more than other California counties. However, Orange County has filed a reorganization plan with the bankruptcy court and expects to restructure some of its outstanding obligations.

---------------------
46

                                                 CALIFORNIA TAX-FREE INCOME FUND
If all goes according to the plan, the County expects to emerge from bankruptcy by June 30, 1996.

PLEASE DESCRIBE HOW YOU SELECT THE SECURITIES FOR THIS FUND.

Among the most important criteria we look at in selecting securities for the portfolio is the DURATION, which is an indicator of the risk associated with a particular security posed by changes in interest rates. We also consider the ability of the issuer to repay its obligations as measured by national credit rating agencies such as Moody's and Standard & Poor's. When interest rates fall, as they did throughout 1995, we look for longer-term securities that have more upside price potential.

WHAT WAS THE WEIGHTED AVERAGE MATURITY OF THE PORTFOLIO AT YEAR-END AND WHY IS THIS IMPORTANT?

The WEIGHTED AVERAGE MATURITY is the average length of time before the securities in a portfolio mature weighted by the dollar values. Since the resale prices of fixed-income securities generally rise when interest rates fall, we extend the portfolio's average maturity in order to take advantage of potential price appreciation. The weighted average maturity as of December 31, 1995 was
3.93 years. In contrast, during 1994, while interest rates rose, we kept the Fund's average maturity relatively short, finishing the year at 3.14 years.

WHERE DO YOU EXPECT TO KEEP THE FUND'S AVERAGE MATURITY AS 1996 BEGINS?

We expect to maintain the average maturity between 4.3 and 4.75 years as long as current economic conditions prevail and we continue to anticipate further interest rate declines.

                                                           ---------------------

CALIFORNIA TAX-FREE INCOME FUND

---------------------
PERFORMANCE AT A GLANCE

PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                        INCEPTION
AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR      3 YEAR      SINCE 11/18/92
---------------------------------------------------------------------------------------
With Maximum 3.0% Sales Charge                  5.91%       3.89%       4.01%
---------------------------------------------------------------------------------------
Without Sales Charge                            9.14%       4.95%       5.03%
---------------------------------------------------------------------------------------

SHARE PRICES AT NET ASSET VALUE
--------------------------------------------------------------------------------

                                                           01/01/95    12/31/95
--------------------------------------------------------------------------------------
                                                           $9.84       $10.35
--------------------------------------------------------------------------------------

DISTRIBUTIONS PAID PER SHARE IN 1995
--------------------------------------------------------------------------------

                                                                      DIVIDENDS
-------------------------------------------------------------------------------------
                                                                      $0.376
-------------------------------------------------------------------------------------

30-DAY YIELDS AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                       TAXABLE
                                                           SEC YIELD   EQUIVALENT
--------------------------------------------------------------------------------------
                                                           3.55%       6.16%
--------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gains distributions at net asset value.

Yields, calculated as required by the SEC, are based on earnings of the Fund's portfolio, less expenses, during the 30 days ending December 31, 1995. Calculations of taxable equivalent yields are based on a combined federal and California State tax bracket of 42.4%. While the Fund principally invests in obligations exempt from federal income taxes, a portion of the Fund's distributions may be subject to these or state and local taxes or the alternative minimum tax (AMT).

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns and yields would have been lower.

---------------------
48

                                                 CALIFORNIA TAX-FREE INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH CALIFORNIA  LEHMAN BROTHERS MUNICIPAL
             Tax-Free Income Fund          Bond 3-Year Index
Inception                  $9,700                    $10,000
Nov-92                     $9,708                    $10,070
Dec-92                     $9,782                    $10,130
Jan-93                     $9,871                    $10,206
Feb-93                    $10,077                    $10,367
Mar-93                     $9,994                    $10,336
Apr-93                    $10,047                    $10,395
May-93                    $10,062                    $10,424
Jun-93                    $10,153                    $10,490
Jul-93                    $10,128                    $10,496
Aug-93                    $10,270                    $10,593
Sep-93                    $10,351                    $10,640
Oct-93                    $10,373                    $10,662
Nov-93                    $10,343                    $10,648
Dec-93                    $10,477                    $10,760
Jan-94                    $10,551                    $10,847
Feb-94                    $10,400                    $10,746
Mar-94                    $10,283                    $10,616
Apr-94                    $10,317                    $10,679
May-94                    $10,353                    $10,729
Jun-94                    $10,337                    $10,732
Jul-94                    $10,435                    $10,821
Aug-94                    $10,451                    $10,860
Sep-94                    $10,414                    $10,833
Oct-94                    $10,377                    $10,807
Nov-94                    $10,308                    $10,788
Dec-94                    $10,361                    $10,834
Jan-95                    $10,478                    $10,924
Feb-95                    $10,624                    $11,039
Mar-95                    $10,714                    $11,138
Apr-95                    $10,734                    $11,176
May-95                    $10,886                    $11,347
Jun-95                    $10,889                    $11,374
Jul-95                    $10,984                    $11,494
Aug-95                    $11,062                    $11,584
Sep-95                    $11,107                    $11,617
Oct-95                    $11,173                    $11,673
Nov-95                    $11,251                    $11,747
Dec-95                    $11,308                    $11,796

The accompanying chart compares the performance of the Stagecoach California Tax Free Income Fund since its inception with the Lehman Brothers Municipal Bond 3-Year Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all the Fund expenses and assumes the maximum initial sales charge of 3.0%. The Lehman Brothers Municipal Bond 3-Year Index is an unmanaged index of municipal bonds with an approximately three year average maturity. Please note that the Fund is a professionally managed mutual fund. The index presented here is not managed, does not incur expenses and is not available directly for investment. Had this index incurred typical operating expenses, its performance would have been lower.

                                                           ---------------------

CALIFORNIA TAX-FREE INCOME FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS - 94.69%
$   500,000  ABAG Finance Authority for Nonprofit Corp CA
               Stanford University Hospital                       4.30 %        11/01/99   $     492,185
  1,700,000  Anaheim CA Electric Revenue                          4.75          10/01/01       1,725,075
  2,425,000  California State DWR Central Valley Project
               Revenue                                            8.50          12/01/98       2,720,947
  4,625,000  California State DWR Central Valley Project
               Revenue Series H Prerefunded                       6.90          12/01/25       5,180,278
  1,500,000  California State DWR Central Valley Project
               Revenue Series H Prerefunded                       8.50          12/01/02       1,858,095
  2,000,000  California State DWR Central Valley Project
               Revenue Series L                                   8.00          12/01/01       2,376,220
    500,000  California State HFFA Kaiser Permanente Series
               A                                                  6.50          10/01/96         509,555
  1,750,000  California State HFFA Revenue Childrens
               Hospital Los Angeles Series A Prerefunded          7.13          06/01/21       2,009,438
  2,135,000  California State Maritime Infrastructure
               Authority Port of San Diego Revenue AMBAC
               Insured                                            5.00          11/01/02       2,172,960
    500,000  California State Public Works Board High
               Technology Facilities Lease Revenue
               Department of Correction                           7.10          11/01/97         521,050
    250,000  California State Veterans Bonds                      8.10          10/01/98         275,793
  1,500,000  California Statewide CDA Revenue COP Saint
               Joseph Health System                               4.30          07/01/98       1,495,080
    200,000  California Statewide CDA Revenue COP Sutter
               Health Obligated Group AMBAC Insured               5.00          08/15/98         204,558
    250,000  Carlsbad CA USD COP Phase III                        6.70          11/01/99         268,473
    305,000  Culver City CA RDFA Escrowed to Maturity             6.70          11/01/98         326,347
    195,000  Culver City CA RDFA Revenue Series A AMBAC
               Insured                                            6.70          11/01/98         208,272
    750,000  Cupertino CA Series A                                4.50          01/01/98         748,725

------------------------
50

                                                 CALIFORNIA TAX-FREE INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,700,000  Desert Sands CA USD Capital Appreciation Series
               E FSA Insured                                      5.34 %(F)     03/01/04   $   1,141,363
  2,000,000  Desert Sands CA USD COP Series C                     4.30          08/01/98       1,980,380
  5,000,000  East Bay CA MUD Water System Revenue MBIA
               Insured                                            7.50          06/01/18       5,740,700
    500,000  Emeryville CA PFA Housing Increment Revenue
               Series A                                           5.40          05/01/98         507,585
    600,000  Encinitas CA USD COP Measure B Capital Projects      4.38          09/01/98         598,998
  1,350,000  Foothill CA De Anza Community College
               Prerefunded                                        8.25          07/01/98       1,518,021
    820,000  Foster City CA PFA                                   4.70          09/01/98         820,558
    685,000  Foster City CA PFA                                   5.40          09/01/01         705,276
  1,700,000  Glendale CA RDFA Tax Allocation Revenue AMBAC
               Insured                                            5.00          12/01/01       1,753,040
    500,000  Imperial Irrigation District CA Electrical
               System Project                                     5.75          05/01/98         516,175
    255,000  Industry CA GO FGIC Insured                          8.00          07/01/99         286,429
    500,000  Industry CA GO MBIA Insured                          8.00          07/01/99         561,625
    500,000  Lake Arrowhead CA Community Services FGIC
               Insured                                            5.30          06/01/97         509,345
    100,000  Las Virgenes CA MUD Capital Improvement Project
               MBIA Insured                                       9.00          11/01/99         116,327
  1,320,000  Long Beach CA Harbor Revenue AMT Series A            4.50          05/15/97       1,325,834
    480,000  Long Beach CA Harbor Revenue Series A                7.00          05/15/97         500,458
    500,000  Los Angeles CA Community RDFA Central Business
               District Project Series G                          6.20          07/01/97         509,525
  2,500,000  Los Angeles CA DWP Electrical Plant Revenue          6.63          10/01/31       2,801,550
  2,000,000  Los Angeles CA DWP Electrical Plant Revenue          6.75          04/01/32       2,252,600
    725,000  Los Angeles CA Judgement Obligation Bonds
               Series A                                           4.70          08/01/98         735,679
  1,300,000  Los Angeles CA Waste Water System Revenue
               Series A MBIA Insured                              8.50          06/01/03       1,616,316

                                                           ---------------------

CALIFORNIA TAX-FREE INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  Los Angeles CA Waste Water System Revenue
               Series D Prerefunded                               6.70 %        12/01/21   $   1,126,100
    100,000  Los Angeles County CA Capital Asset Leasing
               Corp Leasehold Revenue AMBAC Insured               4.70          12/01/97         101,417
    300,000  Los Angeles County CA Transportation Commission
               Sales Tax Revenue Series A                         6.10          07/01/99         319,032
    500,000  Milpitas CA RDFA Tax Allocation Project Number
               One MBIA Insured                                   4.20          01/15/96         500,043
    500,000  Morgan Hill CA RDFA Tax Allocation Ojo De Agua
               Community Development Project                      5.60          03/01/00         510,830
    305,000  Mountain View CA Shoreline Regional Park
               Community Tax Allocation Series A                  4.25          08/01/97         302,383
  1,000,000  Riverside County CA Asset Leasing Corp Revenue
               Riverside County Hospital Project Series A
               Prerefunded                                        7.40          06/01/14       1,119,630
  1,000,000  Riverside County CA Transportation Sales Tax
               Revenue Series A                                   6.40          06/01/99       1,072,140
    300,000  Sacramento CA Light Rail Transportation Project      6.30          07/01/00         322,119
    485,000  Sacramento CA MUD Electric Revenue Series D          4.30          11/15/97         487,391
  2,000,000  Sacramento CA MUD Revenue Series D FSA Insured       4.90          11/15/01       2,051,700
  2,275,000  San Diego County CA Regional Transportation
               Commission Sales Tax Revenue Series A FGIC
               Insured                                            5.25          04/01/02       2,367,706
  1,000,000  San Diego County CA Regional Transportation
               Commission Sales Tax Revenue Series A FGIC
               Insured                                            6.25          04/01/02       1,094,680
  1,000,000  San Diego County CA Regional Transportation
               Commission Sales Tax Revenue Series A
               Prerefunded                                        7.38          04/01/06       1,114,290
    600,000  San Francisco CA City & County Airport Revenue
               Second Series Issue One MBIA Insured               6.35          05/01/98         629,904

------------------------
52

                                                 CALIFORNIA TAX-FREE INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000,000  San Francisco CA City & County RDFA Lease
               Revenue George R Moscone Center AMBAC Insured      6.20 %        10/01/00   $   1,088,380
    200,000  San Jose CA Airport Revenue MBIA Insured             5.00          03/01/99         204,556
    500,000  San Jose CA Financing Authority Revenue
               Convention Center Series C                         5.75          09/01/97         510,085
  2,750,000  San Jose CA RDFA MBIA Insured                        4.20          08/01/98       2,758,580
  1,100,000  Southern California State Public Power
               Authority                                          6.75          07/01/00       1,210,517
  1,155,000  Stanislaus County CA Capital Improvement
               Program Series A MBIA Insured                      4.90          05/01/05       1,160,348
    520,000  Templeton CA USD COP Measure C Capital Projects
               Series A Phase III                                 4.00          03/01/98         512,372
  1,245,000  University of California at Los Angeles Central
               Chiller - Cogeneration Facilties                  10.75          11/01/98       1,448,742
  1,000,000  University of California Multiple Projects
               Revenue Series A MBIA Insured                      6.00          09/01/02       1,088,950
  1,000,000  West Basin CA Municipal Water District COP
               Prerefunded                                        7.00          08/01/11       1,131,930
                                                                                           --------------
             TOTAL CALIFORNIA MUNICIPAL BONDS                                              $  73,824,660
             (Cost $73,091,691)

             SHORT-TERM INSTRUMENTS - 7.49%
             CALIFORNIA MUNICIPAL VARIABLE RATE SECURITIES + - 7.18%
$ 1,600,000  California State HFFA Catholic Healthcare
               Series C V/R                                       4.85 %        07/01/20   $   1,600,000
    800,000  California Statewide CDA Sutter Health Group
               V/R AMBAC Insured                                  5.90          07/01/15         800,000
  3,220,000  Los Angeles CA Department of General Services
               Lease Revenue Series A V/R                         4.50          05/01/00       3,197,041
                                                                                           --------------
                                                                                           $   5,597,041

                                                           ---------------------

CALIFORNIA TAX-FREE INCOME FUND

             SHORT-TERM INSTRUMENTS (CONTINUED)
             MONEY MARKET FUNDS - 0.31%
      6,000  Arbor Fund CA Tax-Exempt Portfolio                                            $       6,000
    238,000  Dreyfus General CA Municipal Money Market Fund                                      238,000
                                                                                           --------------
                                                                                           $     244,000
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   5,841,041
             (Cost $5,845,045)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $78,936,736)* (Notes 1 and 3)                     102.18%               $  79,665,701
              Other Assets and Liabilities, Net                        (2.18)                  (1,700,265)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $  77,965,436
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

(F)  YIELD TO MATURITY.
 + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    766,675
Gross Unrealized Depreciation        (37,710)
                                ------------
NET UNREALIZED APPRECIATION     $    728,965
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
54

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

CORPORATE STOCK FUND
---------
INVESTMENT
ADVISOR
FUND OBJECTIVE

To seek to approximate to the extent practicable the total rate of return of stocks composing the Standard & Poor's 500 Index.

  [PHOTO] THOMAS SETO is the team leader responsible for all equity index funds. He has managed the Corporate Stock Fund since November 1991. Thomas received an M.B.A. from the University of Chicago and a B.S. from the University of Washington.

---------------------
56

                                                            CORPORATE STOCK FUND

--------------------
INVESTMENT ADVISOR Q&A

WHAT WAS THE ONE YEAR TOTAL RETURN FOR THE CORPORATE STOCK FUND IN 1995?

The Fund posted a 35.99% total return, a significant improvement over 1994's return of 0.42%. (This Fund has no sales charge.)

WHAT BROUGHT ABOUT THIS CHANGE?

There were several factors. Long-term rates, as measured by 30-year U.S. Treasury bonds, rose sharply in 1994, then declined to 5.95% by the end of 1995, or 1.50% lower than the previous year. Reduced bond yields made equities a relatively more attractive investment, drawing money into the equity market. Corporate profits also rose with technology stocks performing especially well. Some of the technology companies in the Corporate Stock Fund which did well were Intel (which was up 78%), Cisco Systems (up 112%), Microsoft (up 44%) and Micron Technology (up 81%). Overall, the technology sector gained an average of 40% during 1995, fueling much of the S&P 500's gain.

WITH THE STOCK MARKET AT OR NEAR HISTORIC HIGHS AS MEASURED BY THE S&P 500, WOULD IT BE WISE FOR INVESTORS TO TAKE THEIR PROFITS NOW?

The decision whether or not to "take profits" depends on the goals of the individual investor. We do believe that long-term investors will continue to benefit from the potentially superior returns from common stocks, which have averaged approximately 10% annually since 1926. Stocks are volatile, however, and no one should expect 1996 to match 1995's returns. As always, an investor's expectations should be based more on long-term averages rather than on a single year's returns.

WHAT IS THE ADVANTAGE TO AN INVESTOR IN CHOOSING AN S&P 500 INDEX FUND?

When investors choose a fund that invests in the S&P 500 Index, they get a broadly diversified portfolio that represents over 70% of the value of all publicly traded U.S. stocks. Investors participate in the total value of 500 large companies spread across all major sectors of the economy, from telecommunications and consumer goods (such as AT&T and Proctor & Gamble), to energy and capital goods (Exxon and General Electronic). In addition, the S&P 500 has over time outperformed 75% of all equity mutual funds. (The S&P 500 Index is

INDUSTRY SECTOR BREAKDOWN FOR S&P 500 AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Industries         7.85%
Capital Goods -
Tech                    12.56%
Capital Goods            2.76%
Consumer Goods          37.59%
Credit Cyclical          3.98%
Transportation           1.50%
Energy                   9.35%
Finance                 11.75%
Utilities               12.66%

                                                           ---------------------

CORPORATE STOCK FUND

unmanaged, is not directly available for investment, and does not incur expenses. Mutual funds typically incur expenses which reduce returns.)

WERE THERE ANY ADDITIONS OR DELETIONS TO THE S&P 500?

There were no surprising additions or deletions from the index during 1995 although over 30 new stocks were added and consequently over 30 were dropped. Standard & Poor's Index Committee does not simply list the 500 largest companies in the United States. While assets and trading volumes are important, the Committee is trying to ensure that the index is reasonably representative of the economy as a whole. Typically, the companies deleted had been on the index for a long time but had not grown sufficiently and no longer contributed to the accurate representation of the economy.

IN DECEMBER, SHAREHOLDERS APPROVED THE PROPOSAL TO ALLOW THE USE OF FUTURES CONTRACTS. HOW WILL THEY HELP THE FUND ACHIEVE ITS INVESTMENT OBJECTIVES?

Beginning in May, futures contracts can be used by the Fund as a substitute for a small portion of the Fund's stock holdings. Presently the Fund holds a small money market reserve to meet shareholder redemptions. With S&P 500 futures contracts, this money market reserve can earn a rate of return approximately equal to that of the S&P 500 Index, permitting the Fund to more closely match the performance of the S&P 500. In this way, the use of futures will allow the Fund to more fully implement its investment strategy.

In addition, futures contracts will help ensure efficient trading by enabling the Fund to more closely mirror the performance of the S&P 500 until enough money has come into the Fund to make cost-effective, larger-block trades. Futures will not be used to introduce leverage to the portfolio (such as by buying securities on margin) nor as part of any "arbitrage" strategy (which involves the simultaneous buying and selling of securities to take advantage of price differentials) nor does the Fund intend to use futures in other than the manner described.

SHAREHOLDERS ALSO APPROVED A REORGANIZATION TO A "MASTER/FEEDER" STRUCTURE. WHAT DOES THIS MEAN AND WHAT IS THE BENEFIT?

"Master/feeder" is a mutual fund structure whereby a fund ( the "feeder") invests in another fund (the "master") with the same investment objective as the Feeder, instead of investing directly in a portfolio of securities. In the reorganization anticipated for later this year, all investments currently held by the Fund will be contributed to the newly created Master Portfolio. This transfer of the fund investments will be done without cost or tax implications to the shareholders.

The benefit of a master/feeder structure is that one master portfolio can have multiple feeder funds. This allows the Master Portfolio to have a larger asset base. The Master Portfolio should be able

---------------------
58

                                                            CORPORATE STOCK FUND
to be run more efficiently and better pursue the investment strategy. Furthermore, certain fixed costs can be spread across the larger asset base which should eventually reduce expenses for all feeder funds.

HOW WILL THE CHANGE TO BZW BARCLAYS GLOBAL FUND ADVISORS ("BGFA") FROM WELLS FARGO NIKKO INVESTMENT ADVISORS AFFECT THE MANAGEMENT OF THE FUND?

Barclays PLC, the parent company of BGFA, has advised the Stagecoach Board of Directors that BGFA intends to continue providing sub-advisory services to the Fund using the same management team, investment professionals and resources as before the sale. They have further advised the Board that they do not anticipate material changes to the Fund's investment philosophy, policies or strategies.

                                                           ---------------------

CORPORATE STOCK FUND

---------------------
PERFORMANCE AT A GLANCE

PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                         SINCE 1/25/84
AVERAGE ANNUAL TOTAL RETURNS         1 YEAR      3 YEAR      5 YEAR      INCEPTION
----------------------------------------------------------------------------------------
This Fund has no sales charge        35.99%      14.15%      15.33%      14.10%
----------------------------------------------------------------------------------------

SHARE PRICES AT NET ASSET VALUE
--------------------------------------------------------------------------------

This Fund has no sales charge                              01/01/95    12/31/95
--------------------------------------------------------------------------------------
                                                           $31.42      $41.45
--------------------------------------------------------------------------------------

DISTRIBUTIONS PAID PER SHARE IN 1995
--------------------------------------------------------------------------------

                                                            SHORT-TERM  LONG-TERM
                                                            CAPITAL     CAPITAL
                                                DIVIDENDS   GAINS       GAINS
---------------------------------------------------------------------------------------
                                                $0.591      $0.005      $0.621
---------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gains distributions at net asset value.

The Corporate Stock Fund commenced operations on January 1, 1992 as successor to the Corporate Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's date of inception was January 25, 1984. The performance figures shown include the performance of the predecessor Fund which had the same investment objectives and strategies.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

The S&P 500 Index is an unmanaged index of stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's", "S&P", Standard & Poor's 500" and "500" are trademarks of McGraw-Hill, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

---------------------
60

                                                            CORPORATE STOCK FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           STAGECOACH CORPORATE   S & P 500
                      Stock Fund      Index
Jan-84                   $10,000    $10,000
Feb-84                   $10,000     $9,648
Mar-84                   $10,000     $9,815
Apr-84                   $10,000     $9,908
May-84                   $10,000     $9,360
Jun-84                   $10,000     $9,563
Jul-84                   $10,000     $9,444
Aug-84                   $10,000    $10,488
Sep-84                   $10,430    $10,490
Oct-84                   $10,450    $10,531
Nov-84                   $10,330    $10,413
Dec-84                   $10,560    $10,687
Jan-85                   $11,270    $11,520
Feb-85                   $11,440    $11,661
Mar-85                   $11,490    $11,668
Apr-85                   $11,420    $11,657
May-85                   $12,090    $12,331
Jun-85                   $12,260    $12,524
Jul-85                   $12,220    $12,506
Aug-85                   $12,100    $12,399
Sep-85                   $11,700    $12,011
Oct-85                   $12,200    $12,566
Nov-85                   $13,020    $13,428
Dec-85                   $13,640    $14,078
Jan-86                   $13,680    $14,156
Feb-86                   $14,680    $15,214
Mar-86                   $15,410    $16,063
Apr-86                   $15,200    $15,882
May-86                   $16,000    $16,727
Jun-86                   $16,250    $17,010
Jul-86                   $15,340    $16,059
Aug-86                   $16,470    $17,249
Sep-86                   $15,230    $15,823
Oct-86                   $15,970    $16,736
Nov-86                   $15,960    $17,143
Dec-86                   $15,930    $16,705
Jan-87                   $17,910    $18,955
Feb-87                   $18,590    $19,704
Mar-87                   $19,040    $20,272
Apr-87                   $18,820    $20,092
May-87                   $18,990    $20,266
Jun-87                   $19,920    $21,290
Jul-87                   $20,860    $22,368
Aug-87                   $21,630    $23,203
Sep-87                   $21,150    $22,694
Oct-87                   $16,650    $17,807
Nov-87                   $15,310    $16,339
Dec-87                   $16,440    $17,582
Jan-88                   $17,110    $18,322
Feb-88                   $17,880    $19,176
Mar-88                   $17,320    $18,583
Apr-88                   $17,490    $18,789
May-88                   $17,620    $18,952
Jun-88                   $18,400    $19,821
Jul-88                   $18,310    $19,746
Aug-88                   $17,690    $19,076
Sep-88                   $18,420    $19,889
Oct-88                   $18,900    $20,442
Nov-88                   $18,630    $20,151
Dec-88                   $18,930    $20,503
Jan-89                   $20,280    $22,004
Feb-89                   $19,770    $21,456
Mar-89                   $20,200    $21,956
Apr-89                   $21,220    $23,096
May-89                   $22,040    $24,031
Jun-89                   $21,910    $23,894
Jul-89                   $23,820    $26,052
Aug-89                   $24,250    $26,561
Sep-89                   $24,130    $26,453
Oct-89                   $23,560    $25,839
Nov-89                   $24,020    $26,366
Dec-89                   $24,570    $26,999
Jan-90                   $22,920    $25,186
Feb-90                   $23,190    $25,511
Mar-90                   $23,790    $26,187
Apr-90                   $23,180    $25,533
May-90                   $25,400    $28,023
Jun-90                   $25,210    $27,834
Jul-90                   $25,120    $27,745
Aug-90                   $22,840    $25,237
Sep-90                   $21,730    $24,008
Oct-90                   $21,620    $23,906
Nov-90                   $22,980    $25,451
Dec-90                   $23,600    $26,161
Jan-91                   $24,590    $27,300
Feb-91                   $26,310    $29,952
Mar-91                   $26,900    $29,961
Apr-91                   $26,940    $30,032
May-91                   $28,040    $31,327
Jun-91                   $26,760    $29,892
Jul-91                   $27,970    $31,286
Aug-91                   $28,600    $32,027
Sep-91                   $28,100    $31,491
Oct-91                   $28,460    $31,914
Nov-91                   $27,310    $30,628
Dec-91                   $30,380    $34,131
Jan-92                   $29,790    $33,495
Feb-92                   $30,150    $33,929
Mar-92                   $29,549    $33,269
Apr-92                   $30,383    $34,246
May-92                   $30,503    $34,414
Jun-92                   $30,035    $33,902
Jul-92                   $31,228    $35,287
Aug-92                   $30,571    $34,564
Sep-92                   $30,902    $34,970
Oct-92                   $30,984    $35,091
Nov-92                   $32,009    $36,286
Dec-92                   $32,383    $36,731
Jan-93                   $32,620    $37,038
Feb-93                   $33,043    $37,543
Mar-93                   $33,704    $38,335
Apr-93                   $32,876    $37,409
May-93                   $33,715    $38,409
Jun-93                   $33,785    $38,522
Jul-93                   $33,618    $38,367
Aug-93                   $34,857    $39,823
Sep-93                   $34,565    $39,517
Oct-93                   $35,244    $40,335
Nov-93                   $34,878    $39,951
Dec-93                   $35,268    $40,434
Jan-94                   $36,433    $41,808
Feb-94                   $35,428    $40,674
Mar-94                   $33,865    $38,900
Apr-94                   $34,273    $39,399
May-94                   $34,799    $40,045
Jun-94                   $33,934    $39,064
Jul-94                   $35,013    $40,347
Aug-94                   $36,405    $42,001
Sep-94                   $35,501    $40,974
Oct-94                   $36,260    $41,895
Nov-94                   $34,926    $40,369
Dec-94                   $35,415    $40,968
Jan-95                   $36,294    $42,029
Feb-95                   $37,680    $43,666
Mar-95                   $38,754    $44,952
Apr-95                   $39,852    $46,275
May-95                   $41,402    $48,121
Jun-95                   $42,319    $49,238
Jul-95                   $43,683    $50,870
Aug-95                   $43,762    $50,997
Sep-95                   $45,552    $53,148
Oct-95                   $45,370    $52,958
Nov-95                   $47,298    $55,281
Dec-95                   $48,162    $56,345

The accompanying chart compares the performance of the Stagecoach Corporate Stock Fund since the inception of the predecessor Fund with the S&P 500 Index. The charts assume a hypothetical $10,000 initial investment in the Fund and reflects all the Fund expenses. The S&P 500 Stock Index is an unmanaged index of 500 widely held common stock representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. Please note that the Fund is a professionally managed mutual fund. The index presented here is not managed, does not incur expenses and is not available directly for investment. Had this index incurred typical operating expenses, its performance would have been lower.

                                                           ---------------------

CORPORATE STOCK FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 100.01%
     56,358  Abbott Laboratories                                             $  1,019,272  $   2,352,947
      7,387  Advanced Micro Devices+                                              154,088        121,886
      8,110  Aetna Life & Casualty Co                                             452,260        561,618
      8,323  Ahmanson (H F) & Co                                                  161,858        220,560
      7,992  Air Products & Chemicals Inc                                         210,794        421,578
     35,263  Airtouch Communications+                                             552,077        996,180
      1,984  Alberto-Culver Co Class B                                             35,915         68,200
     18,088  Albertson's Inc                                                      211,803        594,643
     16,030  Alcan Aluminium Ltd                                                  301,253        498,934
      8,044  Alco Standard Corp                                                   151,411        367,008
      3,100  Alexander & Alexander Services                                        80,993         58,900
      4,550  Allergan Inc                                                         119,123        147,875
     20,178  Allied Signal Inc                                                    462,851        958,455
     31,956  Allstate Corp                                                        676,976      1,314,191
     13,490  Alltel Corp                                                          415,986        397,955
     12,694  Aluminum Co of America                                               356,664        671,195
      5,903  ALZA Corp+                                                           161,631        146,099
      8,360  Amdahl Corp+                                                         128,909         71,060
      6,653  Amerada Hess Corp                                                    257,068        352,609
     12,958  American Brands Inc                                                  385,882        578,251
     13,282  American Electric Power Inc                                          384,577        537,921
     34,672  American Express Corp                                                927,497      1,434,554
     14,546  American General Corp                                                298,219        507,292
      5,350  American Greetings Corp Class A                                       98,940        147,794
     22,291  American Home Products Corp                                        1,141,387      2,162,227
     33,845  American International Group Inc                                   1,071,403      3,130,663
     10,540  American Stores Co                                                   180,282        281,945
     39,552  Ameritech Corp                                                     1,037,070      2,333,568
     19,000  Amgen Inc+                                                           678,695      1,128,125
     35,390  Amoco Corp                                                         1,526,829      2,543,656
     15,495  AMP Inc                                                              418,083        594,621
      5,448  AMR Corp+                                                            331,765        404,514
      2,760  Andrew Corp+                                                          15,529        105,570
     18,136  Anheuser-Busch Inc                                                   692,334      1,212,845

------------------------
62

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      8,670  Apple Computer Inc                                              $    331,781  $     276,356
     12,752  Applied Materials Inc+                                               350,210        502,110
     37,779  Archer-Daniels-Midland Co                                            330,454        680,022
      7,463  Armco Inc+                                                            66,438         43,845
      2,677  Armstrong World Industries Inc                                        93,290        165,974
      3,037  ASARCO Inc                                                            76,480         97,184
      4,550  Ashland Inc                                                          164,508        159,819
    113,496  AT & T Corp                                                        4,052,159      7,348,866
     11,420  Atlantic Richfield Corp                                            1,019,258      1,264,765
      3,300  Autodesk Inc                                                          65,101        113,025
     10,254  Automatic Data Processing                                            313,790        761,360
      3,800  Avery Dennison Corp                                                   82,180        190,475
      4,854  Avon Products Inc                                                    183,974        365,870
     10,071  Baker Hughes Inc                                                     207,297        245,481
      2,191  Ball Corp                                                             71,009         60,253
      3,385  Bally Entertainment Corp+                                             43,632         47,390
     10,485  Baltimore Gas & Electric Co                                          219,872        298,823
     28,081  Banc One Corp                                                        795,966      1,060,058
      7,960  Bank of Boston Corp                                                  202,615        368,150
     14,287  Bank of New York Inc                                                 490,870        696,491
     26,406  BankAmerica Corp                                                     898,775      1,709,789
      5,617  Bankers Trust N Y Corp                                               286,700        373,531
      4,012  Bard (C R) Inc                                                        87,964        129,387
      6,911  Barnett Banks Inc                                                    256,537        407,749
     25,157  Barrick Gold Corp                                                    749,891        663,516
      4,068  Bausch & Lomb Inc                                                    121,023        161,195
     19,750  Baxter International Inc                                             452,829        827,031
      4,708  Becton Dickinson & Co                                                150,283        353,100
     31,178  Bell Atlantic Corp                                                 1,253,311      2,085,029
     70,808  BellSouth Corp                                                     1,574,069      3,080,148
      3,744  Bemis Co Inc                                                          45,267         95,940
      3,806  Beneficial Corp                                                      111,226        177,455
      8,021  Bethlehem Steel Corp+                                                126,357        112,294
      7,019  Beverly Enterprises+                                                  87,648         74,577
      8,250  Biomet Inc+                                                           77,285        147,469
      6,076  Black & Decker Corp                                                  127,371        214,179
      7,494  Block (H & R) Inc                                                    148,496        303,507

                                                           ---------------------

CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      9,253  Boatmen's Bancshares Inc                                        $    228,787  $     378,216
     24,469  Boeing Co                                                            775,030      1,917,758
      3,354  Boise Cascade Corp                                                   123,938        116,132
     11,545  Boston Scientific Corp+                                              257,895        565,705
      2,152  Briggs & Stratton Corp                                                39,965         93,343
     36,149  Bristol-Myers Squibb Co                                            1,796,725      3,104,295
      1,235  Brown Group Inc                                                       43,098         17,599
      4,958  Brown-Forman Corp Class B                                            101,898        180,967
     15,158  Browning-Ferris Industries Inc                                       418,278        447,161
      6,869  Brunswick Corp                                                       125,775        164,856
     10,108  Burlington Northern Santa Fe                                         338,327        788,424
      9,048  Burlington Resources Inc                                             411,872        355,134
      5,121  Cabletron Systems Inc+                                               271,260        414,801
     17,814  Campbell Soup Co                                                     406,188      1,068,840
     11,000  Capital Cities/ABC Inc                                               429,991      1,357,125
     11,100  Carolina Power & Light Co                                            255,154        382,950
     14,206  Caterpillar Inc                                                      369,517        834,603
      1,954  Centex Corp                                                           36,082         67,902
     13,642  Central & South West Corp                                            262,160        380,271
      4,696  Ceridian Corp+                                                       128,311        193,710
      6,898  Champion International Corp                                          229,985        289,716
      7,406  Charming Shoppes Inc                                                  93,828         21,292
     12,767  Chase Manhattan Corp                                                 416,198        773,999
     17,903  Chemical Banking Corp Class A                                        625,135      1,051,801
     46,546  Chevron Corp                                                       1,414,541      2,443,665
     27,310  Chrysler Corp                                                        830,677      1,512,291
      6,174  Chubb Corp                                                           295,018        597,335
      5,449  CIGNA Corp                                                           337,042        562,609
      2,392  Cincinnati Milacron Inc                                               52,931         62,790
     11,171  Cinergy Corp                                                         231,638        342,112
      6,900  Circuit City Stores Inc                                               97,524        190,613
     19,564  Cisco Systems Inc+                                                   673,812      1,459,964
     30,289  Citicorp                                                             893,266      2,036,935
      3,786  Clorox Co                                                            131,897        271,172
      7,482  Coastal Corp                                                         182,229        278,705
     89,476  Coca-Cola Co                                                       1,708,278      6,643,593
     10,373  Colgate-Palmolive Co                                                 364,316        728,703

------------------------
64

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,598  Columbia Gas System Inc+                                        $    148,849  $     157,862
     31,700  Columbia HCA Healthcare Corp                                       1,134,596      1,608,775
     17,114  Comcast Corp Class A                                                 379,878        311,261
      8,155  Comerica Inc                                                         304,945        327,219
      3,150  Community Psychiatric Centers+                                        76,507         38,588
     18,935  Compaq Computer Corp+                                                267,576        908,880
     17,209  Computer Associates International Inc                                193,044        978,762
      4,014  Computer Sciences Corp+                                               91,549        281,984
     16,945  ConAgra Inc                                                          350,760        698,981
      5,550  Conrail Inc                                                          142,809        388,500
     16,764  Consolidated Edison Co                                               407,377        536,448
      3,138  Consolidated Freightways                                              88,140         83,157
      6,699  Consolidated Natural Gas Co                                          265,519        303,967
      7,644  Cooper Industries Inc                                                276,751        280,917
      5,950  Cooper Tire & Rubber Co                                               72,873        146,519
      2,759  Coors (Adolph) Co Class B                                             56,820         61,043
      9,965  CoreStates Financial Corp                                            206,601        377,424
     16,372  Corning Inc                                                          386,198        523,904
     10,428  CPC International Inc                                                309,252        715,622
      2,144  Crane Co                                                              38,873         79,060
      1,836  Cray Research Inc+                                                   134,420         45,441
      6,472  Crown Cork & Seal Co+                                                127,430        270,206
     14,910  CSX Corp                                                             309,171        680,269
     12,746  CUC International Inc+                                               338,325        434,957
      2,884  Cummins Engine Co Inc                                                 98,104        106,708
      6,593  Cyprus Amax Minerals                                                 173,694        172,242
      7,200  Dana Corp                                                            146,761        210,600
     11,302  Darden Restaurants Inc+                                               72,235        134,211
      2,740  Data General Corp+                                                    66,697         37,675
      5,114  Dayton-Hudson Corp                                                   280,430        383,550
     12,083  Dean Witter Discover & Co                                            397,840        567,901
     18,691  Deere & Co                                                           284,093        658,858
      3,684  Delta Air Lines Inc                                                  222,492        272,156
      5,896  Deluxe Corp                                                          209,338        170,984
     10,452  Detroit Edison Co                                                    229,898        360,594
      6,700  Dial Corp                                                            108,225        198,488
     10,765  Digital Equipment Corp+                                            1,085,356        690,306

                                                           ---------------------

CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      8,018  Dillard Department Stores Inc Class A                           $    179,702  $     228,513
     37,266  Disney (Walt) Co                                                     880,730      2,198,694
     12,340  Dominion Resources Inc                                               389,741        509,025
     10,954  Donnelley (R R) & Sons Co                                            234,445        431,314
      8,104  Dover Corp                                                           131,237        298,835
     18,632  Dow Chemical Co                                                      983,692      1,311,227
      6,895  Dow Jones & Co Inc                                                   269,269        274,938
     13,039  Dresser Industries Inc                                               222,584        317,826
      8,182  DSC Communications Corp+                                              82,307        301,711
     14,646  Duke Power Co                                                        377,226        693,854
     12,032  Dun & Bradstreet Corp                                                652,720        779,072
     39,611  DuPont (E I) de Nemours                                            1,609,310      2,767,819
      1,464  Eastern Enterprises                                                   40,702         51,606
      5,806  Eastman Chemical Co                                                  235,283        363,601
     24,376  Eastman Kodak Co                                                     935,439      1,633,192
      5,588  Eaton Corp                                                           183,540        299,657
      4,271  Echlin Inc                                                            79,858        155,892
      9,000  Echo Bay Mines Ltd                                                   126,691         93,375
      4,600  Ecolab Inc                                                            67,006        138,000
      3,726  EG & G Inc                                                            70,052         90,356
     16,032  Emerson Electric Co                                                  662,939      1,310,616
     10,172  Engelhard Corp                                                        83,436        221,241
     17,932  Enron Corp                                                           284,041        683,658
      4,829  Enserch Corp                                                          97,628         78,471
     16,184  Entergy Corp                                                         361,559        473,382
     88,536  Exxon Corp                                                         4,121,743      7,093,947
      3,978  Federal Express Corp+                                                236,356        293,875
     12,850  Federal Home Loan Mortgage Corp                                      591,618      1,072,975
     19,500  Federal National Mortgage Assoc                                      698,584      2,420,438
      3,360  Federal Paper Board Co                                                79,931        174,300
     14,353  Federated Department Stores Inc+                                     389,766        394,708
      9,301  First Bank System Inc                                                482,553        461,562
     22,894  First Chicago NBD Corp                                               496,485        904,313
     15,913  First Data Corp                                                      901,611      1,064,182
      5,800  First Fidelity Bancorp                                               220,301        437,175
      5,415  First Interstate Bancorp                                             282,645        739,148
     12,200  First Union Corp                                                     407,490        678,625

------------------------
66

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     17,495  Fleet Financial Group Inc                                       $    472,581  $     712,921
      3,246  Fleetwood Enterprises Inc                                             49,764         83,585
      2,650  Fleming Co Inc                                                        79,714         54,656
      5,926  Fluor Corp                                                           155,829        391,116
      2,567  FMC Corp+                                                             83,844        173,593
     76,601  Ford Motor Co                                                      1,644,168      2,221,429
      2,832  Foster Wheeler Corp                                                   62,998        120,360
     13,137  FPL Group Inc                                                        430,023        609,228
     14,519  Freeport McMoRan Copper & Gold Inc Class B                           395,517        408,347
      5,419  Fruit of the Loom Inc Class A+                                       146,408        132,088
      9,949  Gannett Co Inc                                                       443,537        610,620
     10,292  Gap Inc                                                              197,788        432,264
      4,528  General Dynamics Corp                                                 99,320        267,718
    119,178  General Electric Co                                                3,591,586      8,580,816
     11,302  General Mills Inc                                                    338,306        652,691
     53,332  General Motors Corp                                                2,192,469      2,819,930
      8,527  General Public Utilities                                             256,591        289,918
      5,900  General Re Corp                                                      406,020        914,500
      3,368  General Signal Corp                                                   91,071        109,039
      8,787  Genuine Parts Co                                                     228,861        360,267
      6,535  Georgia-Pacific Corp                                                 314,323        448,464
      4,200  Giant Food Inc Class A                                                93,509        132,300
      2,450  Giddings & Lewis Inc                                                  54,550         40,425
     31,608  Gillette Co                                                          445,193      1,647,567
      4,150  Golden West Financial                                                103,436        229,288
      1,866  Goodrich (B F) Co                                                     88,994        127,121
     10,876  Goodyear Tire & Rubber Co                                            302,350        493,499
      6,930  Grace (W R) & Co                                                     232,839        409,736
      3,592  Grainger (W W) Inc                                                   111,419        237,970
      2,743  Great Atlantic & Pacific Tea Co                                       98,636         63,089
      4,600  Great Lakes Chemical Corp                                            252,986        331,200
      9,688  Great Western Financial Corp                                         182,775        247,044
     69,031  GTE Corp                                                           1,882,283      3,037,364
      8,129  Halliburton Co                                                       276,378        411,531
      2,479  Handleman Co                                                          34,781         14,254
      5,226  Harcourt General Inc                                                 122,772        218,839
      2,200  Harland (John H) Co                                                   53,487         45,925

                                                           ---------------------

CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,466  Harnischfeger Industries Inc                                    $     83,563  $     115,245
      7,312  Harrah's Entertainment Inc+                                           48,539        177,316
      2,758  Harris Corp                                                           91,518        150,656
      6,255  Hasbro Inc                                                           112,513        193,905
     26,289  Heinz (H J) Co                                                       489,847        870,823
      1,800  Helmerich & Payne Inc                                                 44,183         53,550
      7,906  Hercules Inc                                                         140,981        445,701
      5,561  Hershey Foods Corp                                                   172,881        361,465
     36,546  Hewlett Packard Co                                                 1,057,609      3,060,728
      3,402  Hilton Hotels Corp                                                   162,106        209,223
     34,040  Home Depot Inc                                                       619,527      1,629,665
      9,890  Homestake Mining Co                                                  151,498        154,531
      9,004  Honeywell Inc                                                        198,444        437,820
      7,000  Household International Inc                                          185,267        413,875
     18,788  Houston Industries Inc                                               333,674        455,609
     11,528  Humana Inc+                                                          322,811        315,579
      8,414  Illinois Tool Works Inc                                              198,387        496,426
      8,481  Inco Ltd                                                             178,238        281,993
      7,734  Ingersoll-Rand Co                                                    160,944        271,657
      3,500  Inland Steel Industries Inc                                           96,637         87,938
     58,760  Intel Corp                                                           680,095      3,334,630
      3,198  Intergraph Corp+                                                      73,412         50,369
     40,613  International Business Machines Corp                               5,130,767      3,726,243
      7,963  International Flavors & Fragrances                                   161,463        382,224
     18,128  International Paper Co                                               495,014        686,598
      5,600  Interpublic Group Cos Inc                                            189,770        242,900
      8,269  ITT Corp+                                                            208,454        438,257
      8,269  ITT Hartford Group Inc+                                              201,780        400,013
      8,269  ITT Industries Inc                                                    89,851        198,456
      5,908  James River Corp                                                     172,950        142,531
      5,103  Jefferson-Pilot Corp                                                  93,862        237,290
     46,153  Johnson & Johnson                                                  1,332,990      3,951,851
      2,917  Johnson Controls Inc                                                  99,990        200,544
      2,800  Jostens Inc                                                           72,725         67,900
     32,860  K Mart Corp                                                          636,999        238,235
      2,327  Kaufman & Broad Home Corp                                             29,501         34,614
     15,535  Kellogg Co                                                           553,437      1,200,079

------------------------
68

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      3,683  Kerr-McGee Corp                                                 $    144,363  $     233,871
     16,872  KeyCorp                                                              537,380        611,610
     19,894  Kimberly-Clark Corp                                                  594,554      1,646,229
      2,600  King World Productions+                                               57,536        101,075
      3,538  Knight-Ridder Inc                                                    185,887        221,125
      8,770  Kroger Co+                                                           128,075        328,875
     20,964  Laidlaw Inc Class B                                                  185,377        214,881
     39,374  Lilly (Eli) & Co                                                   1,077,114      2,214,788
     25,430  Limited Inc                                                          528,042        441,846
      7,380  Lincoln National Corp                                                230,273        396,675
      5,292  Liz Claiborne Inc                                                    158,200        146,853
     14,317  Lockheed Martin Corp                                                 471,919      1,131,043
      8,426  Loews Corp                                                           466,153        660,388
      1,495  Longs Drug Stores Corp                                                52,580         71,573
     12,268  Loral Corp                                                           135,128        433,981
      2,353  Louisiana Land & Exploration Co                                       87,828        100,885
      7,712  Louisiana-Pacific Corp                                               113,173        187,016
     11,410  Lowe's Co Inc                                                        124,060        382,235
      9,102  LSI Logic Corp+                                                      331,229        298,091
      1,634  Luby's Cafeterias Inc                                                 31,203         36,357
      5,454  Mallinckrodt Group Inc                                               108,953        198,389
      4,401  Manor Care Inc                                                        66,875        154,035
      8,904  Marriott International                                               223,705        340,578
      5,250  Marsh & McLennan Companies Inc                                       382,622        465,938
     11,486  Masco Corp                                                           343,213        360,373
     15,801  Mattel Inc                                                           191,841        485,881
     17,810  May Co Department Stores Co                                          420,711        752,473
      7,668  Maytag Corp                                                          166,796        155,277
     10,550  MBNA Corp                                                            138,895        389,031
      3,834  McDermott International Inc                                           91,708         84,348
     49,466  McDonald's Corp                                                      771,300      2,232,153
      8,063  McDonnell Douglas Corp                                               193,424        741,796
      3,608  McGraw-Hill Inc                                                      231,461        314,347
     48,342  MCI Communications                                                   655,037      1,262,935
      3,859  Mead Corp                                                            129,578        201,633
     16,504  Medtronic Inc                                                        174,523        922,161
     10,088  Mellon Bank Corp                                                     326,271        542,230

                                                           ---------------------

CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      7,524  Melville Corp                                                   $    290,217  $     231,363
      2,662  Mercantile Stores Co Inc                                             109,958        123,118
     88,137  Merck & Co Inc                                                     2,291,967      5,795,008
      1,996  Meredith Corp                                                         34,497         83,583
     12,513  Merrill Lynch & Co Inc                                               276,545        638,163
     14,694  Micron Technology Inc                                                274,546        582,250
     42,255  Microsoft Corp+                                                    2,345,122      3,707,876
      3,200  Millipore Corp                                                        60,361        131,600
     29,913  Minnesota Mining & Manufacturing Co                                1,103,938      1,981,736
     28,240  Mobil Corp                                                         1,484,159      3,162,880
      8,178  Monsanto Co                                                          394,209      1,001,805
      7,100  Moore Corp Ltd                                                       173,870        132,238
     13,428  Morgan (J P) & Co Inc                                                647,091      1,077,597
      5,574  Morgan Stanley Group                                                 553,530        449,404
     10,556  Morton International Inc                                             160,122        378,697
     42,072  Motorola Inc                                                         862,897      2,398,104
        595  NACCO Industries Inc Class A                                          22,972         33,023
      4,850  Nalco Chemical Co                                                    132,131        146,106
     10,437  National City Corp                                                   291,132        345,726
      8,801  National Semiconductor+                                              114,894        195,822
      3,427  National Service Industries Inc                                       85,887        110,949
     19,326  NationsBank                                                          713,060      1,345,573
      5,397  Navistar International Corp+                                         176,884         56,669
      6,953  New York Times Co Class A                                            216,481        205,983
     11,300  Newell Co                                                            176,199        292,388
      6,682  Newmont Mining Corp                                                  155,402        302,361
     10,267  Niagara Mohawk Power Corp                                            178,464         98,820
      3,600  NICOR Inc                                                             74,500         99,000
     10,200  Nike Inc Class B                                                     146,360        710,175
      8,800  NorAm Energy Corp                                                    166,878         78,100
      5,850  Nordstrom Inc                                                        181,670        236,925
      9,355  Norfolk Southern Corp                                                370,715        742,553
      4,833  Northern States Power Co                                             172,773        237,421
     18,087  Northern Telecom Ltd                                                 461,858        777,741
      3,520  Northrop Grumman Corp                                                132,591        225,280
     25,158  Norwest Corp                                                         411,900        830,214
     26,268  Novell Inc+                                                          639,937        374,319

------------------------
70

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      6,226  Nucor Corp                                                      $    107,353  $     355,660
     30,520  NYNEX Corp                                                         1,082,039      1,648,080
     22,676  Occidental Petroleum Corp                                            634,817        484,700
      3,450  Ogden Corp                                                            86,269         73,744
     10,860  Ohio Edison Co                                                       223,107        255,210
      1,960  ONEOK Inc                                                             32,832         44,835
     31,000  Oracle Systems Corp+                                                 237,393      1,313,625
      7,472  Oryx Energy Co+                                                      198,205         99,938
      1,429  Outboard Marine Corp                                                  41,404         29,116
      3,593  Owens Corning Fiberglass+                                             88,704        161,236
      2,785  PACCAR Inc                                                            92,334        117,318
      5,993  Pacific Enterprises                                                  248,508        169,302
     30,248  Pacific Gas & Electric Co                                            741,154        858,287
     30,572  Pacific Telesis Group                                                611,272      1,027,984
     20,250  PacifiCorp                                                           386,685        430,313
      8,150  Pall Corp                                                             94,211        219,031
     10,712  Panhandle Eastern Corp                                               251,153        298,597
      5,203  Parker Hannifin Corp                                                 111,470        178,203
     15,818  PECO Energy Co                                                       349,094        476,517
     16,138  Penney (J C) Co Inc                                                  445,029        768,572
      3,267  Pennzoil Co                                                          221,042        138,031
      2,494  Peoples Energy Corp                                                   57,576         79,185
      4,400  Pep Boys-Manny Moe & Jack                                             73,331        112,750
     56,214  Pepsico Inc                                                        1,097,358      3,140,957
      2,971  Perkin-Elmer Corp                                                     98,164        112,155
     45,260  Pfizer Inc                                                         1,017,588      2,851,380
     35,967  Pharmacia and Upjohn Inc+                                          1,108,654      1,393,721
      4,920  Phelps Dodge Corp                                                    135,192        306,270
     59,951  Philip Morris Co Inc                                               2,229,602      5,425,566
     18,619  Phillips Petroleum Co                                                361,032        635,373
      6,028  Pioneer Hi Bred International Inc                                    224,365        335,308
     10,776  Pitney Bowes Inc                                                     258,496        506,472
      2,983  Pittston Services Group                                               41,210         93,592
     17,063  Placer Dome Inc                                                      260,343        411,645
     16,400  PNC Bank Corp                                                        376,773        528,900
      3,209  Polaroid Corp                                                        111,008        152,026
      2,071  Potlatch Corp                                                         73,527         82,840

                                                           ---------------------

CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     11,276  PP & L Resources Inc                                            $    292,194  $     281,900
     13,970  PPG Industries Inc                                                   326,229        639,128
      9,929  Praxair Inc                                                          151,743        333,863
      4,500  Premark International Inc                                             87,651        227,813
     13,884  Price/Costco Inc+                                                    269,412        211,731
     48,906  Procter & Gamble Co                                                1,503,274      4,059,198
      6,740  Providian Corp                                                       155,865        274,655
     17,371  Public Services Enterprise Group                                     466,516        531,987
      1,938  Pulte Corp                                                            31,111         65,165
      9,580  Quaker Oats Co                                                       227,504        330,510
      7,570  Ralston-Purina Group                                                 279,715        472,179
      3,100  Raychem Corp                                                         130,918        176,313
     17,376  Raytheon Co                                                          347,831        821,016
      5,628  Reebok International Ltd                                             119,204        158,991
      4,036  Republic New York Corp                                               236,772        250,737
      4,520  Reynolds Metals Co                                                   200,689        255,945
      5,938  Rite Aid Corp                                                        111,483        203,377
      2,744  Roadway Services Inc                                                 129,310        134,113
     15,474  Rockwell International Corp                                          406,766        818,188
      4,809  Rohm & Haas Co                                                       200,455        309,579
      6,139  Rowan Co Inc+                                                         50,918         60,623
     38,246  Royal Dutch Petroleum Co                                           2,504,178      5,397,467
     11,304  Rubbermaid Inc                                                       213,327        288,252
      2,770  Russell Corp                                                          58,324         76,868
      3,900  Ryan's Family Steak House+                                            34,638         27,300
      5,656  Ryder System Inc                                                     150,251        139,986
      8,966  SAFECO Corp                                                          156,198        309,327
      4,100  Safety-Kleen Corp                                                    106,229         64,063
      7,568  Salomon Inc                                                          273,068        268,664
      6,411  Santa Fe Energy Resources Inc+                                        39,779         61,706
      9,383  Santa Fe Pacific Gold Corp                                           163,023        113,769
     34,476  Sara Lee Corp                                                        518,474      1,098,923
     43,416  SBC Communication Inc                                              1,028,984      2,496,420
     31,812  SCEcorp                                                              561,119        564,663
     26,236  Schering-Plough Corp                                                 456,227      1,436,421
     17,231  Schlumberger Ltd                                                     804,656      1,193,247
      5,496  Scientific-Atlanta Inc                                                34,139         82,440

------------------------
72

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     26,624  Seagram Co Ltd                                                  $    540,374  $     921,856
     27,791  Sears Roebuck & Co                                                   550,030      1,083,849
      7,451  Service Corp International                                           149,356        327,844
      1,662  Shared Medical System Corp                                            47,469         90,371
      6,086  Sherwin Williams Co                                                  115,074        248,005
      3,052  Shoney's Inc+                                                         26,936         31,283
      3,512  Sigma-Aldrich Corp                                                   131,156        173,844
     11,442  Silicon Graphics Inc+                                                384,914        314,655
      2,906  Snap-On Inc                                                           98,931        131,497
      6,110  Sonat Inc                                                            115,205        217,669
     47,482  Southern Co                                                          662,747      1,169,244
     10,274  Southwest Airlines Co                                                293,429        238,871
      1,465  Springs Industries Inc Class A                                        49,682         60,614
     24,850  Sprint Corp                                                          841,051        990,894
      4,950  St Jude Medical Inc+                                                  97,824        212,850
      6,006  St Paul Co Inc                                                       166,836        334,084
      3,155  Stanley Works                                                        109,910        162,483
      6,841  Stone Container Corp+                                                153,211         98,339
      3,550  Stride Rite Corp                                                      56,185         26,625
      5,407  Sun Co Inc                                                           174,247        148,017
     13,600  Sun Microsystems Inc+                                                182,758        620,500
      8,150  SunTrust Banks Inc                                                   213,345        558,275
      4,852  Super Value Inc                                                      128,611        152,838
     12,942  Sysco Corp                                                           175,154        420,615
      8,218  Tandem Computers Inc+                                                188,553         87,316
      4,659  Tandy Corp                                                           195,182        193,349
      2,357  Tektronix Inc                                                         72,956        115,788
     46,488  Tele-Communication Inc Class A+                                      608,673        923,949
      3,965  Teledyne Inc                                                         118,605        101,603
      6,264  Tellabs Inc+                                                         299,921        231,768
      3,996  Temple-Inland Inc                                                    134,187        176,324
     14,310  Tenet Healthcare Corp+                                               218,765        296,933
     12,714  Tenneco Inc                                                          589,451        630,932
     18,792  Texaco Inc                                                           885,595      1,475,172
     13,460  Texas Instruments Inc                                                365,095        696,555
     16,112  Texas Utilities Co                                                   564,019        662,606
      6,096  Textron Inc                                                          198,180        411,480

                                                           ---------------------

CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
      1,440  Thomas & Betts Corp                                             $     82,671  $     106,200
     27,512  Time Warner Inc                                                      678,932      1,042,017
      7,952  Times Mirror Co Class A                                              201,185        269,374
      2,188  Timken Co                                                             63,479         83,691
      5,160  TJX Companies Inc                                                    103,556         97,395
      5,100  Torchmark Corp                                                       157,269        230,775
     19,650  Toys R Us Inc+                                                       430,123        427,388
      4,865  Transamerica Corp                                                    197,144        354,537
     22,758  Travelers Inc                                                        692,690      1,430,909
      4,661  Tribune Co                                                           190,421        284,904
      2,074  Trinova Corp                                                          57,925         59,368
      4,668  TRW Inc                                                              239,373        361,770
     10,846  Tyco International Inc                                               256,141        386,389
     10,777  U.S. Bancorp                                                         250,047        362,377
     10,925  U.S. Healthcare Inc                                                  512,354        508,013
      2,457  U.S. Life Corp                                                        46,896         73,403
     33,532  U.S. West Inc                                                        650,141      1,198,769
     33,532  U.S. West Media Group+                                               443,928        637,108
     15,294  Unicom Corp                                                          520,956        500,879
     11,365  Unilever NV                                                          776,417      1,599,624
      4,982  Union Camp Corp                                                      204,228        237,268
      9,729  Union Carbide Corp                                                   122,759        364,838
      7,300  Union Electric Co                                                    247,612        304,775
     14,666  Union Pacific Corp                                                   580,828        967,956
     12,273  Unisys Corp+                                                         312,986         69,036
     12,465  United Healthcare Corp                                               576,352        816,458
      4,050  United States Surgical                                               391,308         86,569
      8,778  United Technologies Corp                                             450,724        832,813
     17,560  Unocal Corp                                                          368,813        511,435
      5,227  UNUM Corp                                                            296,084        287,485
      4,510  USAir Group Inc+                                                     143,605         59,758
      7,925  USF & G Corp                                                         235,001        133,734
     13,940  UST Inc                                                              181,351        465,248
     20,422  USX - Marathon Group                                                 489,709        398,229
      5,890  USX - US Steel Group                                                 159,625        181,118
      2,871  Varity Corp+                                                          92,441        106,586
      4,566  VF Corp                                                              179,012        240,857

------------------------
74

                                                            CORPORATE STOCK FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
     25,711  Viacom Inc Class B+                                             $    860,062  $   1,218,059
     12,193  Wachovia Corp                                                        477,362        557,830
    163,714  Wal Mart Stores Inc                                                2,169,075      3,663,101
     17,480  Walgreen Co                                                          201,538        522,215
      9,668  Warner Lambert Co                                                    449,512        939,005
      3,427  Wells Fargo & Co                                                     271,721        740,232
      7,259  Wendy's International Inc                                             80,354        154,254
      3,801  Western Atlas Inc+                                                   109,984        191,951
     27,840  Westinghouse Electric Corp                                           721,158        459,360
      7,189  Westvaco Corp                                                        142,656        199,495
     14,462  Weyerhaeuser Co                                                      462,341        625,482
      5,254  Whirlpool Corp                                                       206,860        279,776
      7,438  Whitman Corp                                                          87,012        172,934
      3,936  Willamette Industries Inc                                            269,485        221,400
      7,228  Williams Co Inc                                                      144,134        317,129
     10,736  Winn-Dixie Stores Inc                                                167,065        395,890
     34,536  WMX Technologies Inc                                                 903,267      1,031,763
      9,498  Woolworth Corp                                                       242,314        123,474
      6,475  Worthington Industries Inc                                            74,454        134,761
      8,310  Wrigley (Wm) Jr Co                                                   122,921        436,275
      7,644  Xerox Corp                                                           551,932      1,047,179
      1,985  Yellow Corp                                                           63,459         24,564
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $188,182,426  $ 327,237,612

                                                           ---------------------

CORPORATE STOCK FUND

                                                                YIELD
                                                                  TO           MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE          VALUE
             SHORT-TERM INSTRUMENTS - 0.37%
$    85,000  U.S. Treasury Bills                                  4.74 %        02/08/96   $      84,524
     28,000  U.S. Treasury Bills                                  4.81          02/22/96          27,809
  1,096,000  U.S. Treasury Bills                                  5.03          03/07/96       1,086,362
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   1,198,695
             (Cost $1,198,083)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $189,380,509)* (Notes 1 and 3)                    100.38%               $ 328,436,307
              Other Assets and Liabilities, Net                        (0.38)                  (1,228,437)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $ 327,207,870
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $146,636,551
Gross Unrealized Depreciation     (7,580,753)
                                ------------
NET UNREALIZED APPRECIATION     $139,055,798
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
76

                                                         DIVERSIFIED INCOME FUND
---------
INVESTMENT
ADVISOR
FUND OBJECTIVE

To seek current income and a growing stream of income over time, consistent with preservation of capital.

  [PHOTO] BRIAN MULLIGAN assumed responsibility for the management of the Diversified Income Fund on October 1, 1995. He is vice president and manager of the San Francisco Investment Office and co-manager of the Wells Fargo Core Equities Group. He graduated from Skidmore College with a B.S. in Business Management. Brian is a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analyst Society. He is also manager of the Growth and Income Fund.

                                                           ---------------------

DIVERSIFIED INCOME FUND

--------------------
INVESTMENT ADVISOR Q&A

WHAT WAS THE ONE YEAR TOTAL RETURN FOR THE DIVERSIFIED INCOME FUND IN 1995?

The Fund posted a 30.17% total return for Class A shares, a significant improvement over 1994's return of 0.08%. (Return figures exclude sales charge.)

WHAT BROUGHT ABOUT THIS CHANGE?

The stock market had a very strong year fueled in part by strong corporate earnings, and by the bond market. Bonds experienced strong price increases as long-term interest rates declined from approximately 8% to 6%, as measured by 30-year Treasury bonds. Inflation remained low throughout the year and many companies took advantage of the conditions to pursue growth. In contrast, the stock market was hurt in 1994 as interest rates increased rapidly and price-to-earnings ratios shrank.

THE FEDERAL RESERVE LOWERED THE FEDERAL FUNDS TARGET RATE BY 0.25% IN JULY AND BY ANOTHER 0.25% IN DECEMBER. HOW DID THIS AFFECT THE FUND'S PERFORMANCE?

The two decreases in the federal funds target rate in the second half of 1995 were a strong positive for the stock market which traditionally does well in response to falling rates. We currently expect rate decreases to continue in the first half of 1996.

WHAT'S YOUR OUTLOOK FOR THE STOCK MARKET IN THE COMING YEAR?

We certainly do not expect a repeat of 1995's equity performance, but we do believe that the economy is still moving forward enough to realize approximately a 10% rise in S&P 500 estimated earnings. The interest rate environment will be a key factor again. As long as the Fed is lowering short-term rates, and long-term rates remain in the 6% range or lower, this should be a positive backdrop for stocks. We do expect to see profit growth slow during 1996 and to see more earnings disappointments among cyclical companies sensitive to consumer spending, such as the housing and automotive industries. In response we expect to invest in more stable growth companies.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE FUND'S PORTFOLIO?

While there were significant changes made in the Fund on an issue-by-issue basis during 1995, the basic approach to managing the Fund remained unchanged. We have continued to emphasize financial stocks because they have traditionally done well in response to lower interest rates. We have de-emphasized utilities because we feel they have weak growth potential and we expect the regulatory environment to be difficult for them. We believe Real Estate Investment Trusts (REIT's), such as

---------------------
78

                                                         DIVERSIFIED INCOME FUND
Spieker Properties, Inc., will offer relatively higher yields than utilities and better returns for the future.

HOW DO YOU CHOOSE STOCKS FOR THIS PORTFOLIO?

There are several criteria involved. We focus on companies with strong management teams, corporations that have grown earnings and dividends consistently, and businesses that appear to have a competitive edge. In addition, we consider current stock yields, projected price-earnings ratio and projected growth to find companies which have a reasonable upside potential based on their intrinsic value in comparison to the current stock price.

HOW WOULD A POTENTIAL CORRECTION IN THE STOCK MARKET AFFECT YOUR STRATEGY FOR MANAGING THE FUND?

Certainly corrections can occur at any time. In recent years, however, corrections have been occurring in specific sectors rather than in the overall market. Our disciplined valuation approach has limited our exposure to sectors that have become overvalued. Selecting companies with high quality, consistent growth and dividends should limit the downside exposure. If we become more cautious about the market, we will increase our cash reserves.

                                                           ---------------------

DIVERSIFIED INCOME FUND

---------------------
PERFORMANCE AT A GLANCE

CLASS A SHARE PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                        SINCE 11/18/92
AVERAGE ANNUAL TOTAL RETURNS                    1 YEAR      3 YEAR      INCEPTION
---------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge                  24.28%      11.82%      12.41%
---------------------------------------------------------------------------------------
Without Sales Charge                            30.17%      13.53%      14.07%
---------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                      1 YEAR
                                                                      1/1/95
AVERAGE ANNUAL TOTAL RETURNS                                          INCEPTION
-------------------------------------------------------------------------------------
With Maximum 3.0% Contingent Deferred Sales Charge1                   26.64%
-------------------------------------------------------------------------------------
Without Contingent Deferred Sales Charge                              29.64%
-------------------------------------------------------------------------------------
1Assumes redemption on 12/29/95.

SHARE PRICES AT NET ASSET VALUE
--------------------------------------------------------------------------------

                                                           01/01/95    12/31/95
--------------------------------------------------------------------------------------
Class A Shares                                             $10.76      $13.34
--------------------------------------------------------------------------------------
Class B Shares                                             $10.00      $12.49
--------------------------------------------------------------------------------------

DISTRIBUTIONS PAID PER SHARE IN 1995
--------------------------------------------------------------------------------

                                                            SHORT-TERM  LONG-TERM
                                                            CAPITAL     CAPITAL
                                                DIVIDENDS   GAINS       GAINS
---------------------------------------------------------------------------------------
Class A Share                                   $0.350      $0.181      $0.100
---------------------------------------------------------------------------------------
Class B Share                                   $0.195      $0.169      $0.093
---------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gains distributions at net asset value.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
80

                                                         DIVERSIFIED INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              S&P 500      STAGECOACH DIVERSIFIED
             Index Fund  Income Fund Class A Shares
Inception       $10,000                      $9,550
Nov-92          $10,000                      $9,636
Dec-92          $10,123                      $9,847
Jan-93          $10,207                      $9,952
Feb-93          $10,346                      $9,962
Mar-93          $10,565                     $10,213
Apr-93          $10,309                     $10,068
May-93          $10,585                     $10,357
Jun-93          $10,616                     $10,370
Jul-93          $10,574                     $10,419
Aug-93          $10,975                     $10,835
Sep-93          $10,891                     $10,747
Oct-93          $11,116                     $11,089
Nov-93          $11,010                     $10,884
Dec-93          $11,143                     $11,062
Jan-94          $11,522                     $11,421
Feb-94          $11,209                     $11,211
Mar-94          $10,720                     $10,708
Apr-94          $10,858                     $10,849
May-94          $11,036                     $11,050
Jun-94          $10,766                     $10,862
Jul-94          $11,119                     $11,207
Aug-94          $11,575                     $11,602
Sep-94          $11,292                     $11,392
Oct-94          $11,546                     $11,351
Nov-94          $11,125                     $10,943
Dec-94          $11,290                     $11,070
Jan-95          $11,583                     $11,142
Feb-95          $12,034                     $11,616
Mar-95          $12,388                     $11,960
Apr-95          $12,753                     $12,249
May-95          $13,262                     $12,570
Jun-95          $13,569                     $12,690
Jul-95          $14,019                     $12,993
Aug-95          $14,054                     $13,087
Sep-95          $14,647                     $13,558
Oct-95          $14,595                     $13,411
Nov-95          $15,235                     $14,115
Dec-95          $15,528                     $14,410

THE RETURN FOR CLASS B SHARES OF THE DIVERSIFIED INCOME FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Diversified Income Fund Class A shares since its inception with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all expenses and assumes the maximum initial sales charge of 4.5%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. Please note that the Fund is a professionally managed mutual fund. The index presented here is not managed, does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

DIVERSIFIED INCOME FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 92.76%
             AUTOMOBILE & RELATED - 5.42%
     72,000  Dana Corp                                                       $  1,864,823  $   2,106,000
     86,777  Ford Motor Co                                                      2,459,974      2,516,533
                                                                             ------------  --------------
                                                                             $  4,324,797  $   4,622,533

             BASIC INDUSTRIES - 12.60%
     17,000  Dow Chemical Co                                                 $  1,078,205  $   1,196,375
     29,000  Kimberly-Clark Corp                                                1,430,287      2,399,750
     72,000  McDermott International Inc                                        1,238,324      1,584,000
     24,000  Olin Corp                                                          1,613,272      1,782,000
     25,000  Tecumseh Products Co Class A                                       1,270,938      1,293,750
    120,000  Worthington Industries Inc                                         2,252,695      2,497,500
                                                                             ------------  --------------
                                                                             $  8,883,721  $  10,753,375

             COMPUTER SYSTEMS - 2.69%
     25,000  International Business Machines Corp                            $  2,303,175  $   2,293,750

             CONGLOMERATES - 2.45%
     29,000  General Electric Co                                             $  1,411,847  $   2,088,000

             ELECTRICAL EQUIPMENT - 6.11%
     55,000  AMP Inc                                                         $  2,015,781  $   2,110,625
     20,000  Motorola Inc                                                       1,140,350      1,140,000
     38,000  Texas Instruments Inc                                              2,099,290      1,966,500
                                                                             ------------  --------------
                                                                             $  5,255,421  $   5,217,125

             ENERGY & RELATED - 9.01%
     18,000  Atlantic Richfield Corp                                         $  1,954,333  $   1,993,500
     11,500  Royal Dutch Petroleum Co                                           1,158,636      1,622,938
     60,000  Sonat Inc                                                          1,711,692      2,137,500
     75,200  Ultramar Corp                                                      1,891,909      1,936,400
                                                                             ------------  --------------
                                                                             $  6,716,570  $   7,690,338

------------------------
82

                                                         DIVERSIFIED INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             FINANCE & RELATED - 16.83%
     25,000  Advanta Corp+                                                   $    925,000  $     959,375
     30,000  American Health Properties Inc                                       627,112        645,000
     20,250  Aon Corp                                                             734,916      1,009,969
     34,000  Bankers Trust N Y Corp                                             2,295,658      2,261,000
     50,913  Bear Stearns & Co Inc                                                810,130      1,011,896
     54,000  Block (H & R) Inc                                                  2,027,078      2,187,000
     60,000  Household International Inc                                        2,571,385      3,547,500
     70,000  Mercury Financial Corp                                               932,953        927,500
     20,000  Post Properties Inc                                                  626,600        637,500
     30,000  Smith (Chars E) Residential Realty Inc                               757,400        708,750
     18,500  Spieker Properties Inc                                               374,715        464,810
                                                                             ------------  --------------
                                                                             $ 12,682,947  $  14,360,300

             FOOD & RELATED - 6.37%
     10,000  Anheuser-Busch Inc                                              $    604,938  $     668,750
     64,500  Heinz (H J) Co                                                     1,851,428      2,136,563
     15,000  Philip Morris Co Inc                                                 819,010      1,357,500
     38,000  UST Inc                                                            1,135,553      1,268,266
                                                                             ------------  --------------
                                                                             $  4,410,929  $   5,431,079

             MANUFACTURING PROCESSING - 4.44%
     32,000  Eastman Kodak Co                                                $  1,567,713  $   2,144,000
     35,000  Pitney Bowes Inc                                                   1,149,606      1,645,000
                                                                             ------------  --------------
                                                                             $  2,717,319  $   3,789,000

             PHARMACEUTICALS - 4.55%
     20,000  American Home Products Corp                                     $  1,289,524  $   1,940,000
     20,000  Warner Lambert Co                                                  1,806,000      1,942,500
                                                                             ------------  --------------
                                                                             $  3,095,524  $   3,882,500

                                                           ---------------------

DIVERSIFIED INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             PUBLISHING & MEDIA - 4.05%
     15,000  McGraw-Hill Inc                                                 $  1,151,504  $   1,306,875
     42,000  Readers Digest Association Class A                                 1,772,303      2,152,500
                                                                             ------------  --------------
                                                                             $  2,923,807  $   3,459,375

             RETAIL & RELATED - 4.45%
     25,500  Avon Products Inc                                               $  1,515,653  $   1,922,063
     20,000  Intimate Brands Inc+                                                 340,000        300,000
     33,000  Penney (J C) Co Inc                                                1,538,140      1,571,625
                                                                             ------------  --------------
                                                                             $  3,393,793  $   3,793,688

             TELECOMMUNICATIONS - 8.14%
     80,000  Alltel Corp                                                     $  1,986,089  $   2,360,000
     80,000  Comsat Corp                                                        1,510,074      1,490,000
     55,000  GTE Corp                                                           1,736,150      2,420,000
     20,000  Pacific Telesis Group                                                633,950        672,500
                                                                             ------------  --------------
                                                                             $  5,866,263  $   6,942,500

             TRANSPORTATION - 2.71%
     35,000  Union Pacific Corp                                              $  2,158,340  $   2,310,000

             UTILITIES - 2.94%
     22,000  Duke Power Co                                                   $    885,128  $   1,042,250
     40,400  Royal PTT Nederland ADR+                                           1,430,564      1,464,500
                                                                             ------------  --------------
                                                                             $  2,315,692  $   2,506,750
             TOTAL COMMON STOCKS                                             $ 68,460,145  $  79,140,313

------------------------
84

                                                         DIVERSIFIED INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             PREFERRED STOCKS - 2.62%
             CONVERTIBLES - 2.62%
     20,000  Atlantic Richfield Co expires 9/15/1997                         $    459,100  $     470,000
     35,000  Browning-Ferris Industries Inc expires 06/30/1998+                 1,279,050      1,098,125
     16,000  First Chicago NBD Corp expires 02/15/1997                            299,280        288,000
     10,000  Sprint Corp expires 03/31/2000                                       318,750        380,000
                                                                             ------------  --------------
             TOTAL PREFERRED STOCKS                                          $  2,356,180  $   2,236,125

                                                           ---------------------

DIVERSIFIED INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 5.10%
             U.S. TREASURY BILLS - 2.32%
$ 2,000,000  U.S. Treasury Bills                                  5.06 %(F)     03/14/96   $   1,980,280

             REPURCHASE AGREEMENTS - 2.78%
$ 2,373,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.75          01/02/96   $   2,373,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   4,353,280
             (Cost $4,351,704)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $75,168,029)* (Notes 1 and 3)                     100.48%               $  85,729,718
              Other Assets and Liabilities, Net                        (0.48)                    (413,679)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $  85,316,039
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

 +   NON-INCOME EARNING SECURITIES.
(F)  YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 11,197,586
Gross Unrealized Depreciation       (635,897)
                                ------------
NET UNREALIZED APPRECIATION     $ 10,561,689
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
86

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

GINNIE MAE FUND
---------
INVESTMENT
ADVISORS
FUND OBJECTIVE

To seek long-term total return through preserving capital and earning high interest income.

  [PHOTO] PAUL SINGLE assumed responsibility for co-management of the Ginnie Mae Fund on May 1, 1995. He has managed taxable bond portfolios for over a decade and has specific experience in mortgage-backed securities. Paul has a B.S. from Springfield College.

  [PHOTO] SCOTT SMITH assumed responsibility for co-management of the Ginnie Mae Fund on May 1, 1995. He is also the co-manager of the Short-Intermediate U.S. Government Income Fund. Scott holds a B.A. from the University of San Diego and is a Chartered Financial Analyst.

  [PHOTO] MARK KRASCHEL has specialized in short-term bond investments for over a decade. Mark holds a B.S. in Business
              Administration from the University of Oregon and an M.B.A. in Finance from the University of San Francisco.

---------------------
88

                                                                 GINNIE MAE FUND

--------------------
INVESTMENT ADVISOR Q&A

WHAT WAS THE ONE YEAR TOTAL RETURN FOR THE GINNIE MAE FUND IN 1995?

The Fund posted a 17.53% total return for Class A shares, a significant improvement over 1994's return of -3.23%. (Return figures exclude sales charge.)

WHAT BROUGHT ABOUT THIS CHANGE?

With the decline in interest rates during 1995, we increased the Fund's duration. DURATION measures a security's sensitivity to interest rates. Since the price of bonds generally rises as interest rates fall, the longer duration enabled the Fund to benefit from 1995's falling rates. We also reduced the Fund's concentration in mortgage-backed securities to decrease its exposure to PREPAYMENT RISK, which increases as homeowners refinance their mortgages to take advantage of lower interest rates. At year end, our portfolio was composed of approximately 77.50% mortgage-backed securities, with most of the remainder in Treasury securities not subject to prepayment risk. By contrast, during 1994's rising rate environment, when prepayment risk was lower, we held as much as approximately 90% of the portfolio in mortgage-backed securities.

HOW DO YOU EXPECT PREPAYMENTS OF MORTGAGES TO AFFECT THE PERFORMANCE OF THE FUND IN 1996 IF INTEREST RATES CONTINUE TO FALL?

We expect prepayments to increase in 1996. In response, we will continue to decrease the concentration of mortgage-backed securities in the portfolio to a level between 65-75%. The mortgage-backed securities we will keep should have relatively low prepayment risk because the underlying mortgages are either older, where the homeowners have already lived through a period of low interest rates and chosen not to refinance, or the mortgages are brand new so that refinancing would not be economically viable unless interest rates declined again substantially.

PORTFOLIO COMPOSITION AS OF 12/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Ginnie Maes (Government National Mortgage Associa-
tion)                                                    71.85%
U.S. Treasury Bonds                                      21.88%
Fannie Maes (Federal National Mortgage Association)       5.94%
Short-term Instruments                                    0.33%

HAS THE FEDERAL BUDGET DEBATE AFFECTED THE GINNIE MAE FUND?

The budget debate has had little or no direct effect on the Fund or impact on market prices for Government National Mortgage Association Securities (Ginnie
Maes). The United States Government guarantees the payment of interest and the repayment of principal of Ginnie Maes with its full faith and credit. They are not obligations of the U.S. Government, however, and are not as sensitive to the debate as are Treasury-issued securities.

                                                           ---------------------

GINNIE MAE FUND

---------------------
PERFORMANCE AT A GLANCE

CLASS A SHARE PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                         SINCE 1/3/91
AVERAGE ANNUAL TOTAL RETURNS         1 YEAR      3 YEAR      5 YEAR      INCEPTION
----------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge       12.24%      5.21%       7.28%       7.28%
----------------------------------------------------------------------------------------
Without Sales Charge                 17.53%      6.83%       8.27%       8.27%
----------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                      1 YEAR
                                                                      1/1/95
AVERAGE ANNUAL TOTAL RETURNS                                          INCEPTION
-------------------------------------------------------------------------------------
With Maximum 3.0% Contingent Deferred Sales Charge1                   13.69%
-------------------------------------------------------------------------------------
Without Contingent Deferred Sales Charge                              16.69%
-------------------------------------------------------------------------------------
1Assumes redemption on 12/29/95.

SHARE PRICES AT NET ASSET VALUE
--------------------------------------------------------------------------------

                                                           01/01/95    12/31/95
--------------------------------------------------------------------------------------
Class A Shares                                             $10.18      $11.15
--------------------------------------------------------------------------------------
Class B Shares                                             $10.00      $10.97
--------------------------------------------------------------------------------------

DISTRIBUTIONS PAID PER SHARE IN 1995
--------------------------------------------------------------------------------

                                                                      DIVIDENDS
-------------------------------------------------------------------------------------
Class A Shares                                                        $0.763
-------------------------------------------------------------------------------------
Class B Shares                                                        $0.659
-------------------------------------------------------------------------------------

30-DAY YIELDS AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                      SEC YIELD
-------------------------------------------------------------------------------------
Class A Shares                                                        5.80%
-------------------------------------------------------------------------------------
Class B Shares                                                        5.41%
-------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gains distributions at net asset value.

Yields, calculated as required by the SEC, are based on earnings of the Fund's portfolio, less expenses, during the 30 days ending December 31, 1995.

The Ginnie Mae Fund commenced operations on January 1, 1992 as successor to the Ginnie Mae Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's date of inception was January 3, 1991. The performance figures shown include the performance of the predecessor Fund which had the same investment objectives and strategies.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns and yields would have been lower.

---------------------
90

                                                                 GINNIE MAE FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH GINNIE MAE    LEHMAN BROTHERS
               Fund Class A Shares   Ginnie Mae Index
Inception                   $9,550            $10,000
Jan-91                      $9,712            $10,149
Feb-91                      $9,722            $10,233
Mar-91                      $9,770            $10,307
Apr-91                      $9,808            $10,404
May-91                      $9,903            $10,489
Jun-91                      $9,903            $10,509
Jul-91                     $10,056            $10,689
Aug-91                     $10,247            $10,888
Sep-91                     $10,419            $11,079
Oct-91                     $10,581            $11,262
Nov-91                     $10,648            $11,340
Dec-91                     $10,916            $11,604
Jan-92                     $10,771            $11,460
Feb-92                     $10,841            $11,580
Mar-92                     $10,773            $11,514
Apr-92                     $10,830            $11,620
May-92                     $11,034            $11,825
Jun-92                     $11,165            $11,969
Jul-92                     $11,355            $12,074
Aug-92                     $11,487            $12,236
Sep-92                     $11,589            $12,345
Oct-92                     $11,469            $12,252
Nov-92                     $11,510            $12,309
Dec-92                     $11,654            $12,465
Jan-93                     $11,850            $12,622
Feb-93                     $11,914            $12,750
Mar-93                     $11,956            $12,820
Apr-93                     $11,996            $12,866
May-93                     $12,036            $12,955
Jun-93                     $12,214            $13,060
Jul-93                     $12,286            $13,115
Aug-93                     $12,392            $13,147
Sep-93                     $12,422            $13,158
Oct-93                     $12,452            $13,180
Nov-93                     $12,406            $13,162
Dec-93                     $12,492            $13,284
Jan-94                     $12,596            $13,389
Feb-94                     $12,467            $13,322
Mar-94                     $12,136            $12,962
Apr-94                     $11,995            $12,873
May-94                     $12,022            $12,910
Jun-94                     $11,969            $12,891
Jul-94                     $12,214            $13,142
Aug-94                     $12,219            $13,183
Sep-94                     $12,050            $12,997
Oct-94                     $12,008            $12,976
Nov-94                     $11,977            $12,940
Dec-94                     $12,088            $13,084
Jan-95                     $12,319            $13,355
Feb-95                     $12,670            $13,707
Mar-95                     $12,723            $13,774
Apr-95                     $12,897            $13,978
May-95                     $13,280            $14,404
Jun-95                     $13,413            $14,502
Jul-95                     $13,401            $14,533
Aug-95                     $13,554            $14,683
Sep-95                     $13,683            $14,826
Oct-95                     $13,836            $14,948
Nov-95                     $14,015            $15,120
Dec-95                     $14,207            $15,313

THE RETURN FOR CLASS B SHARES OF THE GINNIE MAE FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Ginnie Mae Fund Class A shares since the inception of the predecessor Fund with the Lehman Brothers Ginnie Mae Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The Lehman Brothers Ginnie Mae Index is an unmanaged, broad-based index of Ginnie Mae securities. Please note that the Fund is a professionally managed mutual fund. The index presented here is not managed, does not incur expenses and is not available directly for investment. Had this index incurred typical operating expenses, its performance would have been lower.

                                                           ---------------------

GINNIE MAE FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

                                                                               INTEREST
 PRINCIPAL   SECURITY NAME                                                       RATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 77.51%
$ 5,000,000  Federal National Mortgage Assoc                                        5.94 % $   4,995,000
             12/12/05
  1,450,537  Government National Mortgage Assoc                                     6.50       1,438,744
             05/15/24
  5,203,687  Government National Mortgage Assoc                                     6.75       5,216,643
             03/15/22 to 09/15/28
  1,609,329  Government National Mortgage Assoc                                     6.88       1,620,868
             01/15/29
 11,154,887  Government National Mortgage Assoc                                     7.00      11,290,718
             01/15/29 to 02/15/29
  3,322,733  Government National Mortgage Assoc                                     7.13       3,376,661
             01/15/29
  4,978,365  Government National Mortgage Assoc                                     7.50       5,121,493
             10/15/25
  6,696,093  Government National Mortgage Assoc                                     8.00       6,978,055
             05/15/22 to 11/15/22
  4,151,987  Government National Mortgage Assoc                                     8.43       4,359,587
             08/01/27
 11,736,423  Government National Mortgage Assoc                                     8.50      12,329,209
             10/15/16 to 04/15/27
  4,061,817  Government National Mortgage Assoc                                     8.75       4,244,598
             01/15/28
 23,222,790  Government National Mortgage Assoc                                     9.00      24,777,965
             03/15/05 to 01/15/23
  4,126,515  Government National Mortgage Assoc                                     9.50       4,417,708
             10/15/09 to 10/15/21
  7,211,936  Government National Mortgage Assoc                                    10.00       7,962,912
             11/15/09 to 03/15/21
  3,523,306  Government National Mortgage Assoc                                    10.50       3,941,933
             09/15/15 to 08/15/20
 13,892,359  Government National Mortgage Assoc II                                  7.50      14,187,572
             11/20/25

------------------------
92

                                                                 GINNIE MAE FUND

                                                                               INTEREST
 PRINCIPAL   SECURITY NAME                                                       RATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$11,043,625  Government National Mortgage Assoc II                                  8.00 % $  11,437,544
             03/20/23 to 08/20/25
  6,781,466  Government National Mortgage Assoc II                                 10.00       7,379,049
             12/20/13 to 06/20/22
  2,833,917  Government National Mortgage Assoc II                                 11.00       3,180,165
             08/20/19 to 08/20/20
                                                                                           --------------
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $ 138,256,424
             (Cost $137,231,669)

             U.S. TREASURY SECURITIES - 21.88%
$ 2,000,000  U.S. Treasury Bonds                                                    6.88 % $   2,255,620
             08/15/25
  7,500,000  U.S. Treasury Bonds                                                    7.25       8,564,028
             05/15/16
  5,000,000  U.S. Treasury Bonds                                                    7.63       6,114,050
             02/15/25
  3,000,000  U.S. Treasury Notes                                                    6.50       3,195,930
             08/15/05
 17,000,000  U.S. Treasury Notes                                                    7.25      18,904,510
             08/15/04
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $  39,034,138
             (Cost $37,619,062)

             SHORT-TERM INSTRUMENTS - 0.33%
$   587,000  Goldman Sachs Pooled Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities                         5.75   $     587,000
             01/02/96
             (Cost $587,000)

                                                           ---------------------

GINNIE MAE FUND

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $175,437,731)* (Notes 1 and 3)                     99.72%               $ 177,877,562
              Other Assets and Liabilities, Net                         0.28                      507,085
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $ 178,384,647
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  2,735,525
Gross Unrealized Depreciation       (295,694)
                                ------------
NET UNREALIZED APPRECIATION     $  2,439,831
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
94

                                                          GROWTH AND INCOME FUND
---------
INVESTMENT
ADVISORS
FUND OBJECTIVE

To seek current income and long-term capital appreciation.

  [PHOTO] BRIAN MULLIGAN assumed responsibility for the management of the Growth and Income Fund on October 1, 1995. He is vice president and manager of the San Francisco Investment Office and co-manager of the Wells Fargo Core Equities Group. He graduated from Skidmore College with a B.S. in Business Management. He is a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analyst Society. Brian is also manager of the Diversified Income Fund.

                                                           ---------------------

GROWTH AND INCOME FUND

--------------------
INVESTMENT ADVISOR Q&A

WHAT WAS THE ONE YEAR TOTAL RETURN FOR THE GROWTH AND INCOME FUND IN 1995?

The Fund posted a 28.90% total return for Class A shares, a significant improvement over 1994's return of -0.29%. (Return figures exclude sales charges.)

WHAT BROUGHT ABOUT THIS CHANGE?

The reduction in interest rates at the beginning of the year marked the beginning of a generally outstanding period for stocks. Many of the companies whose stocks the Fund held in the portfolio took advantage of moderate economic growth and low inflation by expanding their businesses and posted solid gains. In addition, lower returns on bonds increases investment in the stock market which added fuel to 1995's market performance.

ON WHAT SECTORS OF THE MARKET DID YOU FOCUS IN 1995?

The technology and financial sectors were both emphasized. Among technology stocks we held were companies like Intel, Digital Equipment, Compaq Computers and Ericsson (a telephone equipment provider). In December, as technology shares pulled back, we took advantage of what we felt were attractive prices to purchase Cisco Systems, a systems integrator, and Komag, an information storage company.

Financial stocks also performed well, enjoying the traditional benefit of interest rate reductions and from a consolidation of financial services. Several large companies will begin to benefit in 1996 from a national and global strategy after solidifying their balance sheets during 1993-94. For example, Household International, our largest position, is reaping big rewards from an expansion of consumer credit opportunities and an extension of its popular credit card business.

DO YOU EXPECT TO FOCUS IN THE TECHNOLOGY AND FINANCIAL SERVICES SECTORS AGAIN IN 1996?

Both sectors are currently expected to do well in 1996. We have also added to our consumer sector by increasing weighting in pharmaceutical, biotechnology and drug retailing. Energy stocks will likely play a strong role as the cold winter, higher speed limits (which drive higher fuel consumption), and further restructuring at major oil firms continue. Special situations will also likely be a big part of the 1996 portfolio. Diversified companies like CUC International, Thermo Electron, Danaher and Grace don't fit well into economic sectors but have attractive earnings, solid management teams and strong industry fundamentals which make them attractive.

CAN YOU DISCUSS THE INVESTMENT STRATEGY WITH WHICH YOU MANAGE THIS FUND?

This Fund is actively managed using a "core and trading" approach. The core, about 70% of the Fund, is invested in solid, long-term holdings with good

---------------------
96

                                                          GROWTH AND INCOME FUND
earnings outlooks, strong management teams and attractive appreciation potential. The other 30% is trading-oriented and relies on recognizing those companies which have a greater value than investors currently realize. We hold these companies for a shorter time and look for earnings surprises, announcements about restructuring, new product introductions, or other positive news to drive up their value. The overall strategy is to expose the Fund to approximately the same volatility as the S&P 500, but to shoot for greater long-range appreciation.

WITH THE STOCK MARKET AT OR NEAR HISTORIC HIGHS AS MEASURED BY THE S&P 500, WOULD IT BE WISE FOR INVESTORS TO TAKE THEIR PROFITS NOW?

While capturing profits from time to time makes sense, as of January 1996, it appears this bull market may still have a way to go. If current economic conditions prevail, we believe that the economy is still moving forward strongly enough to realize approximately a 10% rise in the S&P 500. Rather than being overvalued, and therefore on the verge of a decline in value, we believe the stock market is showing what we consider a reasonable expectation of return for 1996. We expect some volatility, and we recognize that economic indicators can change the investment outlook quickly, but over the course of the year, we expect that stocks should outperform cash investments.

                                                           ---------------------

GROWTH AND INCOME FUND

---------------------
PERFORMANCE AT A GLANCE

CLASS A SHARE PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                         SINCE 8/2/90
AVERAGE ANNUAL TOTAL RETURNS         1 YEAR      3 YEAR      5 YEAR      INCEPTION
----------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge       23.14%      10.01%      13.52%      13.00%
----------------------------------------------------------------------------------------
Without Sales Charge                 28.90%      11.70%      14.56%      13.97%
----------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                      1 YEAR
                                                                      1/1/95
AVERAGE ANNUAL TOTAL RETURNS                                          INCEPTION
-------------------------------------------------------------------------------------
With Maximum 3.0% Contingent Deferred Sales Charge1                   25.47%
-------------------------------------------------------------------------------------
Without Contingent Deferred Sales Charge                              28.47%
-------------------------------------------------------------------------------------
1Assumes redemption on 12/29/95.

SHARE PRICES AT NET ASSET VALUE
--------------------------------------------------------------------------------

                                                           01/01/95    12/31/95
--------------------------------------------------------------------------------------
Class A Shares                                             $14.10      $17.26
--------------------------------------------------------------------------------------
Class B Shares                                             $10.00      $12.29
--------------------------------------------------------------------------------------

DISTRIBUTIONS PAID PER SHARE IN 1995
--------------------------------------------------------------------------------

                                                            SHORT-TERM  LONG-TERM
                                                            CAPITAL     CAPITAL
                                                DIVIDENDS   GAINS       GAINS
---------------------------------------------------------------------------------------
Class A Share                                   $0.194      $0.319      $0.387
---------------------------------------------------------------------------------------
Class B Share                                   $0.051      $0.227      $0.275
---------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gains distributions at net asset value.

The Growth and Income Fund commenced operations on January 1, 1992 as successor to the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's date of inception was August 2, 1990. The performance figures shown include the performance of the predecessor Fund which had the same investment objectives and strategies. Certain of the investment restrictions of the Stagecoach Growth and Income Fund differ somewhat from those of the predecessor fund.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

---------------------
98

                                                          GROWTH AND INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              STAGECOACH GROWTH AND      S & P 500
            Income Fund Class A Shares   Index Fund
Inception                       $9,550      $10,000
Aug-90                          $9,607       $9,096
Sep-90                          $9,626       $8,653
Oct-90                          $9,674       $8,617
Nov-90                          $9,712       $9,174
Dec-90                          $9,827       $9,429
Jan-91                         $10,199       $2,840
Feb-91                         $10,581      $10,543
Mar-91                         $10,706      $10,799
Apr-91                         $10,744      $10,824
May-91                         $11,183      $11,291
Jun-91                         $10,639      $10,774
Jul-91                         $11,183      $11,276
Aug-91                         $11,460      $11,543
Sep-91                         $11,345      $11,350
Oct-91                         $11,546      $11,503
Nov-91                         $11,049      $11,039
Dec-91                         $12,262      $12,302
Jan-92                         $12,205      $12,073
Feb-92                         $12,434      $12,229
Mar-92                         $12,189      $11,991
Apr-92                         $12,516      $12,343
May-92                         $12,680      $12,404
Jun-92                         $12,377      $12,219
Jul-92                         $12,966      $12,718
Aug-92                         $12,715      $12,458
Sep-92                         $12,904      $12,604
Oct-92                         $13,146      $12,648
Nov-92                         $13,641      $13,079
Dec-92                         $13,911      $13,239
Jan-93                         $14,262      $13,350
Feb-93                         $13,961      $13,532
Mar-93                         $14,238      $13,817
Apr-93                         $13,896      $13,483
May-93                         $14,218      $13,844
Jun-93                         $13,952      $13,885
Jul-93                         $13,851      $13,829
Aug-93                         $14,559      $14,353
Sep-93                         $14,555      $14,243
Oct-93                         $15,052      $14,538
Nov-93                         $14,697      $14,399
Dec-93                         $15,086      $14,573
Jan-94                         $15,669      $15,069
Feb-94                         $15,423      $14,660
Mar-94                         $14,540      $14,021
Apr-94                         $14,715      $14,201
May-94                         $14,705      $14,434
Jun-94                         $14,371      $14,080
Jul-94                         $14,814      $14,542
Aug-94                         $15,288      $15,138
Sep-94                         $15,096      $14,768
Oct-94                         $15,220      $15,100
Nov-94                         $14,755      $14,550
Dec-94                         $15,041      $14,766
Jan-95                         $15,116      $15,149
Feb-95                         $15,841      $15,738
Mar-95                         $16,179      $16,202
Apr-95                         $16,414      $16,679
May-95                         $17,174      $17,344
Jun-95                         $17,588      $17,747
Jul-95                         $18,103      $18,335
Aug-95                         $18,383      $18,381
Sep-95                         $19,014      $19,156
Oct-95                         $18,421      $19,088
Nov-95                         $19,154      $19,925
Dec-95                         $19,388      $20,309

THE RETURN FOR CLASS B SHARES OF THE GROWTH AND INCOME FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach Growth and Income Fund Class A shares since the inception of the predecessor Fund with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses and assumes the maximum initial sales charge of 4.5%. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed on national exchanges. Please note that the Fund is a professionally managed mutual fund. The index presented here is not managed, does not incur expenses and is not directly available for investment. Had this index incurred operating expenses, its performance would have been lower.

                                                           ---------------------

GROWTH AND INCOME FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 97.72%
             ADVERTISING - 1.93%
     94,800  Omnicom Group                                                   $  1,883,897  $   3,531,300

             AUTOMOBILE & RELATED - 4.46%
    100,000  Danaher Corp                                                    $  2,926,379  $   3,175,000
     80,981  Ford Motor Co                                                      1,994,402      2,348,449
     50,000  General Motors Corp                                                2,343,075      2,643,750
                                                                             ------------  --------------
                                                                             $  7,263,856  $   8,167,199

             BASIC INDUSTRIES - 8.51%
     57,000  Grace (W R) & Co                                                $  3,425,069  $   3,370,125
     43,570  Kimberly-Clark Corp                                                2,688,459      3,605,418
     27,000  Monsanto Co                                                        2,018,925      3,307,500
     81,000  United Healthcare Corp                                             4,058,126      5,305,500
                                                                             ------------  --------------
                                                                             $ 12,190,579  $  15,588,543

             BIOTECHNOLOGY - 1.36%
     40,000  Genzyme Corp - General Division+                                $  2,381,668  $   2,495,000

             COMMERCIAL SERVICES - 3.23%
     60,000  CUC International Inc+                                          $  1,987,340  $   2,047,500
     88,000  Service Corp International                                         3,559,502      3,872,000
                                                                             ------------  --------------
                                                                             $  5,546,842  $   5,919,500

             COMPUTER SYSTEMS - 10.89%
     61,000  Cisco Systems Inc+                                              $  2,999,969  $   4,552,125
     68,800  Compaq Computer Corp+                                              2,599,978      3,302,400
     40,000  Digital Equipment Corp+                                            1,717,548      2,565,000
     50,000  Hewlett Packard Co                                                 4,306,696      4,187,500
     82,000  Komag Inc+                                                         5,116,832      3,782,250
     40,000  Reynolds & Reynolds Co Class A                                     1,559,619      1,555,000
                                                                             ------------  --------------
                                                                             $ 18,300,642  $  19,944,275

------------------------
100

                                                          GROWTH AND INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             CONGLOMERATES - 1.78%
     56,000  Harsco Corp                                                     $  2,331,065  $   3,255,000

             ELECTRICAL EQUIPMENT - 5.32%
     56,000  AMP Inc                                                         $  1,793,740  $   2,149,000
     40,000  Motorola Inc                                                       2,383,200      2,280,000
     67,000  Thermedics Inc+                                                    1,361,880      1,859,250
     25,200  Xerox Corp                                                         2,463,595      3,452,400
                                                                             ------------  --------------
                                                                             $  8,002,415  $   9,740,650

             ENERGY & RELATED - 9.45%
     30,000  Amoco Corp                                                      $  2,151,150  $   2,156,250
     76,000  Anadarko Petroleum Corp                                            3,302,052      4,113,500
     25,000  Mobil Corp                                                         2,187,350      2,800,000
     98,700  Sonat Inc                                                          2,982,761      3,516,188
     44,000  Texaco Inc                                                         3,012,028      3,454,000
     50,000  Union Pacific Resources Group Inc+                                 1,050,000      1,268,750
                                                                             ------------  --------------
                                                                             $ 14,685,341  $  17,308,688

             FINANCE & RELATED - 12.62%
     55,000  BankAmerica Corp                                                $  2,767,155  $   3,561,250
     43,500  Citicorp                                                           1,788,959      2,925,375
    102,500  Household International Inc                                        3,739,481      6,060,313
    114,000  MBNA Corp                                                          4,068,393      4,203,750
    240,600  Mercury Financial Corp                                             2,042,418      3,187,950
     36,000  Patriot American Hospitality Inc+                                    903,496        927,000
     20,000  Post Properties Inc                                                  621,600        637,500
     80,000  Schwab (Charles) Corp                                              1,634,640      1,610,000
                                                                             ------------  --------------
                                                                             $ 17,566,142  $  23,113,138

                                                           ---------------------

GROWTH AND INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             FOOD & RELATED - 5.57%
     52,000  Anheuser-Busch Inc                                              $  3,199,518  $   3,477,500
     90,000  Heinz (H J) Co                                                     2,633,117      2,981,250
     41,399  Philip Morris Co Inc                                               2,674,194      3,746,610
                                                                             ------------  --------------
                                                                             $  8,506,829  $  10,205,360

             GENERAL BUSINESS & RELATED - 1.54%
     62,000  Alco Standard Corp                                              $  2,112,700  $   2,828,750

             MANUFACTURING PROCESSING - 4.17%
     62,900  Allied Signal Inc                                               $  2,104,238  $   2,987,750
     38,300  Eastman Kodak Co                                                   1,982,139      2,566,100
     40,000  Thermo Electron Corp+                                              1,984,140      2,080,000
                                                                             ------------  --------------
                                                                             $  6,070,517  $   7,633,850

             MATERIAL MANUFACTURING - 2.47%
    127,000  Tyco International Inc                                          $  2,624,884  $   4,524,373

             PHARMACEUTICALS - 5.16%
     90,000  Smithkline Beecham Plc ADR (UK)                                 $  4,882,086  $   4,995,000
     46,000  Warner Lambert Co                                                  3,690,661      4,467,750
                                                                             ------------  --------------
                                                                             $  8,572,747  $   9,462,750

             RETAIL & RELATED - 7.61%
    103,400  Lowe's Co Inc                                                   $  3,380,172  $   3,463,900
    170,000  Mattel Inc                                                         4,969,825      5,227,500
    153,200  Rite Aid Corp                                                      3,708,593      5,247,100
                                                                             ------------  --------------
                                                                             $ 12,058,590  $  13,938,500

             SEMICONDUCTORS - 2.79%
     90,000  Intel Corp                                                      $  3,444,728  $   5,107,500

------------------------
102

                                                          GROWTH AND INCOME FUND

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS - 6.70%
     91,000  Alltel Corp                                                     $  2,086,944  $   2,684,500
     50,000  AT & T Corp                                                        3,191,300      3,237,500
     95,000  Comsat Corp                                                        2,050,074      1,769,375
    235,000  Ericsson Telefonaktiebolaget L M Class B ADR                       4,755,450      4,582,500
                                                                             ------------  --------------
                                                                             $ 12,083,768  $  12,273,875

             TRANSPORTATION - 2.16%
     60,000  Union Pacific Corp                                              $  3,761,582  $   3,960,000
                                                                             ------------  --------------
             TOTAL COMMON STOCKS                                             $149,388,792  $ 178,998,251

             PREFERRED STOCKS - 0.79%
             CONVERTIBLES - 0.79%
     80,000  First Chicago NBD Corp expires 02/15/1997                       $  1,535,911  $   1,440,000

                                                           ---------------------

GROWTH AND INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 0.72%
             CONVERTIBLE CORPORATE BONDS - 0.72%
$ 1,300,000  Magna International Inc                              5.00 %        10/15/02   $   1,326,000
             (Cost $1,300,000)

             SHORT-TERM INSTRUMENTS - 1.09%
             REPURCHASE AGREEMENTS - 1.09%
$ 1,998,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.75          01/02/96   $   1,998,000
             (Cost $1,998,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $154,222,703)* (Notes 1 and 3)                    100.32%               $ 183,762,251
              Other Assets and Liabilities, Net                        (0.32)                    (592,229)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $ 183,170,022
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 32,357,188
Gross Unrealized Depreciation     (2,817,640)
                                ------------
NET UNREALIZED APPRECIATION     $ 29,539,548
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
104

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
---------
INVESTMENT
ADVISORS
FUND OBJECTIVE

To provide investors with current income while preserving capital, by investing in short- to intermediate-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

  [PHOTO] MARK KRASCHEL has been responsible for the daily management of the Short-Intermediate U.S. Government Income Fund since its inception in October 1993. He has specialized in short-term bond investments for over a decade. Mark holds a B.S. in Business Administration from the University of Oregon and an M.B.A. in Finance from the University of San Francisco.

  [PHOTO] SCOTT SMITH assumed responsibility for co-management of the Short- Intermediate U.S. Government Income Fund in 1993. Scott is also the co-manager of the Ginnie Mae Fund. He holds a B.A. from the University of San Diego and is a Chartered Financial Analyst.

---------------------
106

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

--------------------
INVESTMENT ADVISOR Q&A

WHAT WAS THE ONE YEAR TOTAL RETURN FOR THE SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND IN 1995?

The Fund posted a 12.67% total return, a significant improvement over 1994's return of -1.42% (Return figures exclude sales charges.)

WHAT BROUGHT ABOUT THIS CHANGE?

A sluggish economy and low inflation fueled a strong rally in the bond market in 1995. Interest rates declined by over 2% for intermediate securities, which had a positive impact on the Fund's total return because the resale value of U.S. Government securities generally rises as rates drop. The Fund was well positioned to capture profits available due to price appreciation by selling securities. Those profits, as well as the interest earnings from the securities, resulted in a handsome total return for the year. In contrast, rising interest rates in 1994 had a negative impact on bond prices.

WHAT WAS THE EFFECT OF THE REORGANIZATION OF THE STAGECOACH VARIABLE RATE GOVERNMENT FUND'S ASSETS INTO THE FUND?

Shareholders in the Variable Rate Government Fund approved a proposal in August 1995 to combine the Fund's assets with the Short-Intermediate U.S. Government Income Fund. The reorganization took advantage of the Funds' similar investment objectives and was completed within a month of approval. The principal effect for the Short-Intermediate Fund has been that the additional assets have enabled us to achieve some economies of scale and make larger securities purchases. Some of the Variable Rate Government Fund's assets were sold shortly after the reorganization to purchase intermediate term Treasury securities. Other assets, particularly mortgage-backed securities, were added to the portfolio.

WHAT WILL YOUR STRATEGY BE IN EARLY 1996?

We expect further declines in interest rates. We anticipate having between 25% and 30% of the portfolio invested in mortgage-backed securities and the balance in Treasury instruments with maturities of up to four years.

HOW HAS THE FEDERAL BUDGET DEBATE AFFECTED THE SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND?

The federal budget debate has made investors in long-term government bonds a bit more cautious. With the perception that these bonds have become more risky, investors now require an additional yield of about 0.25% to hold long bonds. However, when compared to the impact of inflation fears -- which generally add a 1% to 2% additional yield to long bonds -- the 0.25% additional yield is relatively small. Shorter-term obligations, which are the focus of this Fund, have been much less affected by this perception. We remain convinced that U.S. Government securities are the benchmark for credit quality. As always, we will continue to monitor all developments in Washington D.C. that might affect the Fund.

                                                           ---------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

---------------------
PERFORMANCE AT A GLANCE

PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                       SINCE 10/27/93
AVERAGE ANNUAL TOTAL RETURNS                               1 YEAR      INCEPTION
--------------------------------------------------------------------------------------
With Maximum 3.0% Sales Charge                             9.30%       3.72%
--------------------------------------------------------------------------------------
Without Sales Charge                                       12.67%      5.20%
--------------------------------------------------------------------------------------

SHARE PRICES AT NET ASSET VALUE
--------------------------------------------------------------------------------

                                                           01/01/95    12/31/95
--------------------------------------------------------------------------------------
                                                           $9.39       $10.00
--------------------------------------------------------------------------------------

DISTRIBUTIONS PAID PER SHARE IN 1995
--------------------------------------------------------------------------------

                                                                      DIVIDENDS
-------------------------------------------------------------------------------------
                                                                      $0.552
-------------------------------------------------------------------------------------

30-DAY YIELD AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                      SEC YIELD
-------------------------------------------------------------------------------------
                                                                      4.95%
-------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gains distributions at net asset value.

Yields, calculated as required by the SEC, are based on earnings of the Fund's portfolio, less expenses, during the 30 days ending December 31, 1995.

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns and yields would have been lower.

---------------------
108

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    STAGECOACH
                SHORT-INTERMEDIATE          LEHMAN BROTHERS
            U.S. Government Income Fund  U.S. Treasury Note Index
Oct-93                           $9,700                 $10,000
Nov-93                           $9,715                  $9,950
Dec-93                           $9,745                  $9,991
Jan-94                           $9,807                 $10,090
Feb-94                           $9,748                  $9,948
Mar-94                           $9,695                  $9,804
Apr-94                           $9,661                  $9,741
May-94                           $9,689                  $9,748
Jun-94                           $9,697                  $9,750
Jul-94                           $9,756                  $9,877
Aug-94                           $9,753                  $9,906
Sep-94                           $9,632                  $9,824
Oct-94                           $9,626                  $9,827
Nov-94                           $9,570                  $9,782
Dec-94                           $9,608                  $9,813
Jan-95                           $9,759                  $9,973
Feb-95                           $9,937                 $10,163
Mar-95                           $9,988                 $10,219
Apr-95                          $10,074                 $10,337
May-95                          $10,300                 $10,629
Jun-95                          $10,361                 $10,699
Jul-95                          $10,364                 $10,704
Aug-95                          $10,434                 $10,790
Sep-95                          $10,495                 $10,862
Oct-95                          $10,597                 $10,983
Nov-95                          $10,710                 $11,117
Dec-95                          $10,825                 $11,228

The accompanying chart compares the performance of the Stagecoach Short-Intermediate U.S. Government Income Fund since its inception with the Lehman Brothers U.S. Treasury Note Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all expenses and assumes the maximum initial sales charge of 3.0%. The Lehman Brothers U.S. Treasury Note Index is an unmanaged index of U.S. Treasury 2 - 10 year notes. Please note that the Fund is a professionally managed mutual fund. The index presented here is not managed, does not incur expenses and is not available directly for investment. Had this index incurred typical operating expenses, its performance would have been lower.

                                                           ---------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES - 2.58%
$ 1,000,000  Ford Credit Auto Loan Master Trust                   6.50 %        08/15/02   $   1,028,580
             (Cost $1,005,925)

             U.S. GOVERNMENT AGENCY SECURITIES - 30.95%
             ADJUSTABLE RATE MORTGAGES - 13.13%
$   181,245  FHLMC #390208 (COFI)                                 6.38 %        07/01/19   $     182,604
     45,186  FHLMC #400177 (CMT)                                  7.50          12/01/17          46,202
     73,489  FHLMC #755102 (CMT)                                  7.36          06/01/18          74,820
    258,376  FHLMC #755163 (CMT)                                  8.19          10/01/19         267,097
    561,928  FHLMC #755188 (CMT)                                  7.68          09/01/20         578,083
    308,732  FNMA #61151 (CMT)                                    7.84          09/01/26         318,186
    141,702  FNMA #70032 (CMT)                                    7.56          02/01/17         144,447
  1,355,982  FNMA #70277 (CMT)                                    8.05          05/01/19       1,393,272
    119,914  FNMA #70381 (COFI)                                   6.76          08/01/19         120,607
    379,394  FNMA #70615 (CMT)                                    7.48          05/01/19         387,456
    103,775  FNMA #70911 (COFI)                                   6.52          06/01/19         105,202
    496,168  FNMA #90031 (CMT)                                    7.52          01/01/20         506,092
    129,885  FNMA #118479 (COFI)                                  6.39          02/01/19         129,885
    958,386  FNMA #190826 (CMT)                                   7.54          03/01/24         988,930
                                                                                           --------------
                                                                                           $   5,242,883

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.14%
$ 2,000,000  FNMA Global Bond                                     6.85 %        05/26/00   $   2,053,440

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 10.84%
$ 1,018,078  GNMA #356587                                         8.00 %        06/15/23   $   1,060,715
    980,000  GNMA #395783                                         8.00          05/15/25       1,021,033
    980,000  GNMA #403212                                         8.00          09/15/24       1,021,033
  1,185,651  GNMA II #234031                                      8.00          08/20/17       1,223,935
                                                                                           --------------
                                                                                           $   4,326,716

------------------------
110

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
             REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 1.84%
$   664,496  FHLMC 1554-LA                                        5.58 %        08/15/08   $     649,332
     87,203  FNMA 1993-G19                                        7.50          04/25/23          87,666
                                                                                           --------------
                                                                                           $     736,998
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $  12,360,037
             (Cost $12,329,796)

             U.S. TREASURY SECURITIES - 74.85%
             U.S. TREASURY BONDS - 7.77%
$ 3,000,000  U.S. Treasury Bonds                                  6.25 %        05/31/00   $   3,100,770

             U.S. TREASURY NOTES - 67.08%
$ 5,000,000  U.S. Treasury Notes                                  5.25 %        12/31/97   $   5,008,600
  5,000,000  U.S. Treasury Notes                                  5.50          12/31/00       5,025,800
  8,000,000  U.S. Treasury Notes                                  6.38          01/15/00       8,306,240
  7,000,000  U.S. Treasury Notes                                  7.13          09/30/99       7,422,170
  1,000,000  U.S. Treasury Notes                                  7.50          12/31/96       1,021,870
                                                                                           --------------
                                                                                           $  26,784,680
             TOTAL U.S. TREASURY SECURITIES                                                $  29,885,450
             (Cost $29,157,322)

             SHORT-TERM INSTRUMENTS - 2.80%
             REPURCHASE AGREEMENTS - 2.80%
$ 1,119,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.75          01/02/96   $   1,119,000
             (Cost $1,119,000)

                                                           ---------------------

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $43,612,043)* (Notes 1 and 3)                     111.18%               $  44,393,067
              Other Assets and Liabilities, Net                       (11.18)                  (4,464,909)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $  39,928,158
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    816,895
Gross Unrealized Depreciation        (35,871)
                                ------------
NET UNREALIZED APPRECIATION     $    781,024
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

------------------------
112

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           ---------------------

U.S. GOVERNMENT ALLOCATION FUND
---------
INVESTMENT
ADVISORS
FUND OBJECTIVE

To seek to achieve over the long-term a high level of total return, including net realized and unrealized capital gains, consistent with reasonable risk.

  [PHOTO] JANICE DERINGER has co-managed the U.S. Government Allocation Fund since May 1990. She received her B.S. in Economics and Political Science from Willamette University and an M.B.A. in Finance from the University of California at Berkeley. Janice is responsible for the overall implementation of asset allocation strategies and also co-manages the Asset Allocation Fund.

  [PHOTO] ROSS SAKAMOTO has co-managed the U.S. Government Allocation Fund since January 1991 after service as a mutual fund accountant. He received his B.S. in Business Administration from the University of California at Berkeley. Ross is responsible for the daily implementation of the asset allocation strategy. He also co-manages the Asset Allocation Fund.

---------------------
114

                                                 U.S. GOVERNMENT ALLOCATION FUND

--------------------
INVESTMENT ADVISOR Q&A

WHAT WAS THE ONE YEAR TOTAL RETURN FOR THE U.S. GOVERNMENT ALLOCATION FUND IN 1995?

The Fund posted a 14.91% total return for Class A shares, a significant improvement over 1994's return of -6.99% (Return figures exclude sales charges.)

WHAT BROUGHT ABOUT THIS CHANGE?

The decline in interest rates seen in 1995 had a positive impact on the Fund's total return during the year because the value of U.S. Government securities generally rises as rates drop. Price appreciation, along with the interest from the bonds, resulted in a handsome total return for the year. In contrast, rising interest rates in 1994 had a negative impact on bond prices.

THE FEDERAL RESERVE LOWERED THE FEDERAL FUNDS TARGET RATE BY 0.25% IN JULY AND BY ANOTHER 0.25% IN DECEMBER. HOW DID THIS AFFECT THE BOND MARKET?

In early July, the market rallied somewhat after the rate cut of 0.25%. However, later that same month, the bond market reacted negatively to fears of inflation. The December rate cut strengthened the bond market decisively and brought the 30-year bond yield to its lowest level in two years.

DID THE RELATIONSHIP BETWEEN LONG-TERM AND SHORT-TERM INTEREST RATES CHANGE DURING 1995?

The relationship between short and long-term interest rates changed significantly during the year primarily due to reports of low inflation and slowing growth. At the start of the year, long-term interest rates were more than 2% higher than short-term rates. The higher yields for longer-term bonds reflected investor concerns about higher inflation rates in the future. As these concerns diminished throughout the first half of the year, longer-term rates declined more than short-term rates to bring the interest rate difference down to about 1% where it remained for the remainder of 1995.

HOW DID THE PORTFOLIO'S ALLOCATION CHANGE DURING THE YEAR IN RESPONSE TO CHANGES IN INTEREST RATES?

The Fund invests in three different maturity classes: U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds. At the start of the year, the Fund was primarily invested in intermediate-term notes, since this sector provided the most attractive yields when adjusted for risk. As yields began to decline during 1995, the allocation changed to 80% notes and 20% bills. In May, the allocation shifted to 70% bills and 30% long bonds. Finally, the allocation changed once more in October to 79% bills and 21% bonds.

HOW HAS THE FEDERAL BUDGET DEBATE AFFECTED CONFIDENCE IN U.S. GOVERNMENT SECURITIES?

The federal budget debate has made investors in long-term government bonds a bit more cautious. With the perception that these bonds have become more risky, investors now require an additional yield of about 0.25% to hold long bonds. However, when compared to the impact of inflation fears--which generally add a

                                                           ---------------------

U.S. GOVERNMENT ALLOCATION FUND
1% to 2% additional yield to long bonds--the 0.25% additional yield is relatively small. We remain convinced that U.S. Government securities are the benchmark for credit quality. We will continue to monitor all developments in Washington D.C. that might affect the Fund.

WILL THE FUND ALTER ITS INVESTMENT STRATEGY IN 1996 IF RATES SHOULD FALL
FURTHER?

The Stagecoach U.S. Government Allocation Fund is designed to take advantage of the relative yield differences between long bonds, intermediate notes and money market securities in relation to their risks. The model seeks to position the Fund to make the optimal allocation between these securities. If and when rates decline again in 1996, the Fund should be well positioned to take advantage of the potential returns while controlling the overall level of risk. The strategy does not depend on expectations of interest rate increases or decreases in any given year.

IN DECEMBER, SHAREHOLDERS APPROVED THE PROPOSAL TO ALLOW THE USE OF FUTURES CONTRACTS. HOW WILL THEY HELP THE FUND ACHIEVE ITS INVESTMENT OBJECTIVES?

A portion of the Fund's assets are generally held in liquid money market instruments in order to facilitate redemption requests. This means, for example, that when the recommended mix includes only long-term bonds, the Fund can not fully implement its investment strategy. In this example, if the bond market rallies, the money market reserve will not increase in value on pace with bonds, holding down the Fund's perfomance. The addition of futures contracts, set to begin in May, is meant to limit the performance impact of money market holdings.

In addition, futures will help ensure efficient trading by enabling the Fund to more closely mirror bond performance until enough money has come into the Fund to make cost-effective, larger-block trades.

SHAREHOLDERS ALSO APPROVED A REORGANIZATION TO A "MASTER/FEEDER" STRUCTURE. WHAT DOES THIS MEAN AND WHAT IS THE BENEFIT?

"Master/feeder" is a mutual fund structure whereby a fund ( the "feeder") invests in another fund (the "master") with the same investment objective as the feeder, instead of investing directly in a portfolio of securities. In the reorganization anticipated for later this year, all investments currently held by the Fund will be contributed to the newly created Master Portfolio. This transfer of the Fund's investments will be done without cost or tax implications to the shareholders.

The benefit of a master/feeder structure is that one master portfolio can have multiple feeder funds. This allows the Master Portfolio to have a larger asset base. The Master Portfolio should be able to be run more efficiently and better pursue the investment strategy. Furthermore, certain fixed costs can be spread across the larger asset base which should eventually reduce expenses for all Feeder Funds.

---------------------
116

                                                 U.S. GOVERNMENT ALLOCATION FUND

HOW WILL THE CHANGE TO BZW BARCLAYS GLOBAL FUND ADVISORS ("BGFA") FROM WELLS FARGO NIKKO INVESTMENT ADVISORS AFFECT THE MANAGEMENT OF THE FUND?

Barclays PLC, the parent company of BFGA, has advised the Stagecoach Fund Board of Directors that it intends to continue providing sub-advisory services to the Fund using the same management team, investment professionals and resources as before the change. They have further advised the Board that they do not anticipate material changes to the Fund's investment philosophy, policies or strategies.

                                                           ---------------------

U.S. GOVERNMENT ALLOCATION FUND

---------------------
PERFORMANCE AT A GLANCE

CLASS A SHARE PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                         SINCE 3/31/87
AVERAGE ANNUAL TOTAL RETURNS         1 YEAR      3 YEAR      5 YEAR      INCEPTION
----------------------------------------------------------------------------------------
With Maximum 4.5% Sales Charge       9.73%       6.23%       8.36%       7.93%
----------------------------------------------------------------------------------------
Without Sales Charge                 14.91%      7.88%       9.36%       8.50%
----------------------------------------------------------------------------------------

CLASS B SHARE PERFORMANCE AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                      1 YEAR
                                                                      1/1/95
AVERAGE ANNUAL TOTAL RETURNS                                          INCEPTION
-------------------------------------------------------------------------------------
With Maximum 3.0% Contingent Deferred Sales Charge1                   11.11%
-------------------------------------------------------------------------------------
Without Contingent Deferred Sales Charge                              14.11%
-------------------------------------------------------------------------------------
1Assumes redemption on 12/29/95.

SHARE PRICES AT NET ASSET VALUE
--------------------------------------------------------------------------------

                                                           01/01/95    12/31/95
--------------------------------------------------------------------------------------
Class A Shares                                             $13.76      $14.98
--------------------------------------------------------------------------------------
Class B Shares                                             $10.00      $10.91
--------------------------------------------------------------------------------------

TOTAL DIVIDENDS PAID PER SHARE IN 1995
--------------------------------------------------------------------------------

Class A Shares                                                        $0.788
-------------------------------------------------------------------------------------
Class B Shares                                                        $0.487
-------------------------------------------------------------------------------------

30-DAY YIELDS AS OF 12/31/95
--------------------------------------------------------------------------------

                                                                      SEC YIELD
-------------------------------------------------------------------------------------
Class A Shares                                                        4.24%
-------------------------------------------------------------------------------------
Class B Shares                                                        3.80%
-------------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and net asset value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may have a greater or lesser net asset value than when originally purchased.

Average annual total returns for the indicated periods represent the average annual increase in the value of an investment over the periods assuming reinvestment of dividends and capital gains distributions at net asset value.

Yields, calculated as required by the SEC, are based on earnings of the Fund's portfolio, less expenses, during the 30 days ending December 31, 1995.

The U.S. Government Allocation Fund commenced operations on January 1, 1992 as successor to the Fixed-income Strategy Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor Fund's date of inception was March 31, 1987. The performance figures shown include the performance of the predecessor Fund whose investment objective was substantially the same except that it was required to invest at least 65% of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities

The Fund's manager has voluntarily waived portions of its fees or has reimbursed expenses to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns and yields would have been lower.

---------------------
118

                                                 U.S. GOVERNMENT ALLOCATION FUND

--------------------------
GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STAGECOACH U.S. GOVERNMENT       LEHMAN BROTHERS       IBC/DONOGHUE MONEY      LEHMAN BROTHERS
               Allocation Fund Class A       U.S. Treasury Bond         Fund Average  U.S. Treasury Note Index
                                Shares
Mar-87                           $9,550                  $10,000               $10,000                 $10,000
Apr-87                           $9,588                   $9,519               $10,046                  $9,829
May-87                           $9,636                   $9,407               $10,094                  $2,809
Jun-87                           $9,674                   $9,513               $10,145                  $9,923
Jul-87                           $9,607                   $9,346               $10,196                  $9,944
Aug-87                           $9,540                   $9,192               $10,247                  $9,918
Sep-87                           $9,330                   $8,790               $10,300                  $2,795
Oct-87                           $9,731                   $9,427               $10,356                 $10,087
Nov-87                           $9,789                   $9,430               $10,412                 $10,146
Dec-87                           $9,884                   $9,618               $10,469                 $10,241
Jan-88                          $10,285                  $10,202               $10,526                 $10,493
Feb-88                          $10,324                  $10,312               $10,580                 $10,601
Mar-88                          $10,209                  $10,000               $10,633                 $10,554
Apr-88                          $10,113                   $9,825               $10,687                 $10,537
May-88                          $10,075                   $9,677               $10,743                 $10,486
Jun-88                          $10,285                  $10,084               $10,802                 $10,657
Jul-88                          $10,209                   $9,885               $10,863                 $10,625
Aug-88                          $10,228                   $9,927               $10,927                 $10,635
Sep-88                          $10,467                  $10,294               $10,995                 $10,819
Oct-88                          $10,610                  $10,607               $11,064                 $10,968
Nov-88                          $10,515                  $10,369               $11,134                 $10,873
Dec-88                          $10,553                  $10,503               $11,209                 $10,883
Jan-89                          $10,686                  $10,725               $11,288                 $10,991
Feb-89                          $10,591                  $10,502               $11,367                 $10,942
Mar-89                          $10,620                  $10,614               $11,452                 $10,998
Apr-89                          $10,839                  $10,884               $11,539                 $11,220
May-89                          $11,107                  $11,284               $11,627                 $11,434
Jun-89                          $11,470                  $11,929               $11,714                 $11,727
Jul-89                          $11,670                  $12,211               $11,798                 $11,970
Aug-89                          $11,498                  $11,885               $11,880                 $11,805
Sep-89                          $11,536                  $11,920               $11,962                 $11,859
Oct-89                          $11,813                  $12,400               $12,043                 $12,111
Nov-89                          $11,899                  $12,513               $12,124                 $12,228
Dec-89                          $11,928                  $12,490               $12,204                 $12,264
Jan-90                          $11,747                  $12,041               $12,283                 $12,184
Feb-90                          $11,785                  $12,006               $12,361                 $12,227
Mar-90                          $11,766                  $11,957               $12,440                 $12,240
Apr-90                          $11,651                  $11,671               $12,519                 $12,197
May-90                          $11,842                  $12,212               $12,600                 $12,458
Jun-90                          $11,928                  $12,493               $12,680                 $12,621
Jul-90                          $12,014                  $12,612               $12,761                 $12,797
Aug-90                          $12,014                  $12,080               $12,840                 $12,749
Sep-90                          $12,138                  $12,220               $12,920                 $12,863
Oct-90                          $12,262                  $12,500               $13,000                 $13,044
Nov-90                          $12,425                  $13,021               $13,080                 $13,239
Dec-90                          $12,549                  $13,279               $13,159                 $13,423
Jan-91                          $12,673                  $13,435               $13,234                 $13,561
Feb-91                          $12,721                  $13,494               $13,305                 $13,638
Mar-91                          $12,759                  $13,548               $13,372                 $13,712
Apr-91                          $12,883                  $13,721               $13,438                 $13,853
May-91                          $12,940                  $13,708               $13,500                 $13,929
Jun-91                          $12,912                  $13,607               $13,562                 $13,940
Jul-91                          $13,064                  $13,809               $13,624                 $14,092
Aug-91                          $13,399                  $14,286               $13,684                 $14,359
Sep-91                          $13,704                  $14,736               $13,744                 $14,604
Oct-91                          $13,828                  $14,768               $13,801                 $14,771
Nov-91                          $13,895                  $14,851               $13,856                 $14,944
Dec-91                          $14,717                  $15,736               $13,909                 $15,316
Jan-92                          $14,229                  $15,242               $13,957                 $15,162
Feb-92                          $14,259                  $15,332               $14,002                 $15,209
Mar-92                          $14,105                  $15,163               $14,045                 $15,147
Apr-92                          $14,091                  $15,148               $14,088                 $15,283
May-92                          $14,444                  $15,569               $14,129                 $15,511
Jun-92                          $14,602                  $15,795               $14,169                 $15,736
Jul-92                          $15,222                  $16,452               $14,208                 $16,043
Aug-92                          $15,275                  $16,566               $14,244                 $16,210
Sep-92                          $15,486                  $16,827               $14,279                 $16,438
Oct-92                          $15,160                  $16,474               $14,312                 $16,236
Nov-92                          $15,233                  $16,537               $14,345                 $16,166
Dec-92                          $15,634                  $16,990               $14,379                 $16,378
Jan-93                          $16,035                  $17,474               $14,412                 $16,686
Feb-93                          $16,594                  $18,057               $14,445                 $16,935
Mar-93                          $16,578                  $18,103               $14,477                 $16,996
Apr-93                          $16,692                  $18,242               $14,509                 $17,130
May-93                          $16,749                  $18,302               $14,541                 $17,080
Jun-93                          $17,457                  $19,076               $14,572                 $17,331
Jul-93                          $17,769                  $19,384               $14,604                 $17,364
Aug-93                          $18,507                  $20,163               $14,637                 $17,626
Sep-93                          $18,551                  $20,233               $14,669                 $17,699
Oct-93                          $18,745                  $20,379               $14,702                 $17,741
Nov-93                          $18,282                  $19,857               $14,734                 $17,652
Dec-93                          $18,364                  $19,921               $14,768                 $17,725
Jan-94                          $18,736                  $20,399               $14,801                 $17,900
Feb-94                          $18,019                  $19,563               $14,835                 $17,650
Mar-94                          $17,471                  $18,704               $14,870                 $17,394
Apr-94                          $17,225                  $18,483               $14,908                 $17,282
May-94                          $17,183                  $18,361               $14,950                 $17,295
Jun-94                          $17,123                  $18,187               $14,995                 $17,298
Jul-94                          $17,400                  $18,803               $15,042                 $17,523
Aug-94                          $17,437                  $18,664               $15,092                 $17,574
Sep-94                          $17,168                  $18,076               $15,144                 $17,430
Oct-94                          $17,132                  $18,013               $15,199                 $17,435
Nov-94                          $17,025                  $18,119               $15,258                 $17,355
Dec-94                          $17,081                  $18,398               $15,322                 $17,410
Jan-95                          $17,373                  $18,870               $15,388                 $17,692

THE RETURN FOR CLASS B SHARES OF THE U.S. GOVERNMENT ALLOCATION FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.

The accompanying chart compares the performance of the Stagecoach U.S. Government Allocation Fund Class A shares since the predecessor Fund's inception with the Lehman Brothers U.S. Treasury Bond Index, the Lehman Brothers U.S. Treasury Note Index and the IBC/Donoghue Money Fund Average. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all operating expenses and assumes the maximum initial sales charge of 4.5% for the Class A shares. The Lehman Brothers U.S. Treasury Bond Index is an unmanaged index composed of U.S. Treasury bonds with 10 year or longer maturities. The Lehman Brothers U.S. Treasury Note Index is an unmanaged index of U.S. Treasury notes with 2 to 10 year maturities. The IBC/Donoghue Money Fund Average is an average of 700 taxable money market funds. Please note that the Fund is a professionally managed mutual fund. The indexes presented here are not managed, do not incur expenses and are not available directly for investment. Had these indexes incurred operating expenses, their comparative performances would have been lower.

                                                           ---------------------

U.S. GOVERNMENT ALLOCATION FUND
------------------------------------------
PORTFOLIO OF INVESTMENTS  - 12/31/95

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES - 21.34%
             U.S. TREASURY BONDS - 21.34%
$ 1,800,000  U.S. Treasury Bonds                                  6.88 %        08/15/25   $   2,030,626
  1,300,000  U.S. Treasury Bonds                                  7.13          02/15/23       1,484,842
  3,600,000  U.S. Treasury Bonds                                  7.25          05/15/16       4,110,750
  1,700,000  U.S. Treasury Bonds                                  7.50          11/15/24       2,042,125
  1,600,000  U.S. Treasury Bonds                                  7.63          11/15/22       1,932,499
  2,900,000  U.S. Treasury Bonds                                  7.88          02/15/21       3,569,714
  4,000,000  U.S. Treasury Bonds                                  8.13          08/15/19       5,030,000
    900,000  U.S. Treasury Bonds                                  8.13          08/15/21       1,140,188
    900,000  U.S. Treasury Bonds                                  8.75          05/15/17       1,190,530
  3,200,000  U.S. Treasury Bonds                                  8.75          08/15/20       4,292,995
    800,000  U.S. Treasury Bonds                                  9.00          11/15/18       1,090,249
  1,300,000  U.S. Treasury Bonds                                  9.88          11/15/15       1,882,156
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $  29,796,674
             (Cost $27,206,366)

------------------------
120

                                                 U.S. GOVERNMENT ALLOCATION FUND

                                                                YIELD
                                                                  TO           MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE          VALUE
             SHORT-TERM INSTRUMENTS - 78.78%
             U.S. TREASURY BILLS - 78.78%
$27,029,000  U.S. Treasury Bills                                  4.06 %        01/11/96   $  26,986,019
 13,619,000  U.S. Treasury Bills                                  4.54          01/18/96      13,584,153
  8,731,000  U.S. Treasury Bills                                  4.74          02/08/96       8,682,139
     52,000  U.S. Treasury Bills                                  4.78          02/29/96          51,601
 12,585,000  U.S. Treasury Bills                                  4.81          02/22/96      12,499,196
 48,439,000  U.S. Treasury Bills                                  5.03          03/07/96      48,013,027
    203,000  U.S. Treasury Bills                                  5.06          03/14/96         200,998
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $ 110,017,133
             (Cost $109,968,334)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $137,174,700)* (Notes 1 and 3)                    100.12%               $ 139,813,807
              Other Assets and Liabilities, Net                        (0.12)                    (160,115)
                                                                      ------                -------------
              TOTAL NET ASSETS                                        100.00%               $ 139,653,692
                                                                      ------                -------------
                                                                      ------                -------------
---------------------------------------------------------------------------------------------------------

(F)  YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  2,643,148
Gross Unrealized Depreciation         (4,041)
                                ------------
NET UNREALIZED APPRECIATION     $  2,639,107
                                ------------
                                ------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

------------------------
122

                           STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1995

                                                                  CALIFORNIA
                                       ASSET      CALIFORNIA        TAX-FREE
                                  ALLOCATION        TAX-FREE          INCOME
                                        FUND       BOND FUND            FUND
----------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market
    value (see cost below)    $1,109,497,612  $  323,383,970  $   79,665,701
  Cash                                     0             571             422
Receivables:
  Dividends and interest           4,876,208       5,062,746         846,240
  Fund shares sold                   173,027         187,000               0
  Investment securities sold               0         201,947               0
Organization expenses, net
  of amortization                      7,097           5,743          15,380
Prepaid expenses                     214,726           4,423           1,748
TOTAL ASSETS                   1,114,768,670     328,846,400      80,529,491
LIABILITIES
Cash overdraft due to
  custodian (Note 2)                 236,705               0               0
Payables:
  Investment securities
    purchased                              0       3,563,763       2,231,926
  Distribution to
    shareholders                   8,703,822       1,322,674         234,694
  Fund shares redeemed                10,000               0               0
  Due to sponsor and
    distributor (Note 2)             200,264         295,317          18,625
  Due to adviser (Note 2)          1,377,646         284,572          54,519
  Other                               34,350          47,120          24,291
TOTAL LIABILITIES                 10,562,787       5,513,446       2,564,055
TOTAL NET ASSETS
                              $1,104,205,883  $  323,332,954  $   77,965,436
NET ASSETS CONSIST OF:
  Paid-in capital - Class
    A(1)                         913,317,550     289,034,395      77,408,542
  Paid-in capital - Class B       24,750,019      25,836,476             N/A
  Undistributed
    (overdistributed) net
    investment income (loss)               0               0               0
  Undistributed net realized
    gain (loss) on
    investments                    1,614,110      (5,451,052)       (172,071)
  Net unrealized
    appreciation
    (depreciation) of
    investments                  164,524,204      13,913,135         728,965
TOTAL NET ASSETS              $1,104,205,883  $  323,332,954  $   77,965,436
COMPUTATION OF NET ASSET
 VALUE AND OFFERING PRICE
Net assets - Class A(1)       $1,077,935,119  $  296,416,508  $   77,965,436
Shares outstanding - Class
  A(1)                            51,962,323      26,827,384       7,536,445
Net asset value per share -
  Class A(1)                  $        20.74  $        11.05  $        10.35
Maximum offering price per
  share - Class A(1)          $        21.72(2) $      11.57(2) $      10.67(3)
Net assets - Class B          $   26,270,764  $   26,916,446             N/A
Shares outstanding - Class B       2,100,948       2,389,620             N/A
Net asset value and offering
  price per share - Class B   $        12.50  $        11.26             N/A
INVESTMENTS AT COST (NOTE 3)  $  944,973,408  $  309,470,835  $   78,936,736
----------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1995

                                   CORPORATE     DIVERSIFIED          GINNIE
                                       STOCK          INCOME             MAE
                                        FUND            FUND            FUND
----------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market
    value (see cost below)    $  328,436,307  $   85,729,718  $  177,877,562
  Cash                                     0           1,827           1,556
Receivables:
  Dividends and interest             612,535         331,665       1,711,177
  Fund shares sold                         0          72,263          90,000
  Investment securities sold               0       1,136,550               0
Organization expenses, net
  of amortization                          0          35,858          11,598
Prepaid expenses                      45,315          20,552          16,281
TOTAL ASSETS                     329,094,157      87,328,433     179,708,174
LIABILITIES
Cash overdraft due to
  custodian (Note 2)                 131,065               0               0
Payables:
  Investment securities
    purchased                              0       1,321,798               0
  Distribution to
    shareholders                   1,135,314         560,970         978,199
  Fund shares redeemed                     0               0               0
  Due to sponsor and
    distributor (Note 2)             198,200           9,423         137,291
  Due to adviser (Note 2)            399,256          90,324         193,228
  Other                               22,452          29,879          14,809
TOTAL LIABILITIES                  1,886,287       2,012,394       1,323,527
TOTAL NET ASSETS
                              $  327,207,870  $   85,316,039  $  178,384,647
NET ASSETS CONSIST OF:
  Paid-in capital - Class
    A(1)                         187,037,545      68,252,787     180,185,663
  Paid-in capital - Class B              N/A       4,956,012      11,914,521
  Undistributed
    (overdistributed) net
    investment income (loss)               0               0               0
  Undistributed net realized
    gain (loss) on
    investments                    1,114,527       1,545,551     (16,155,368)
  Net unrealized
    appreciation
    (depreciation) of
    investments                  139,055,798      10,561,689       2,439,831
TOTAL NET ASSETS              $  327,207,870  $   85,316,039  $  178,384,647
COMPUTATION OF NET ASSET
  VALUE AND OFFERING PRICE
Net assets - Class A(1)       $  327,207,870  $   79,977,088  $  166,157,490
Shares outstanding - Class
  A(1)                             7,893,164       5,994,404      14,904,153
Net asset value per share -
  Class A(1)                  $        41.45  $        13.34  $        11.15
Maximum offering price per
  share - Class A(1)          $        41.45  $        13.97(2) $      11.68(2)
Net assets - Class B                     N/A  $    5,338,951  $   12,227,157
Shares outstanding - Class B             N/A         427,515       1,114,541
Net asset value and offering
  price per share - Class B              N/A  $        12.49  $        10.97
INVESTMENTS AT COST (NOTE 3)  $  189,380,509  $   75,168,029  $  175,437,731
----------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

------------------------
124

                           STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1995

                                                      SHORT-
                                                INTERMEDIATE
                                                        U.S.            U.S.
                                      GROWTH      GOVERNMENT      GOVERNMENT
                                  AND INCOME          INCOME      ALLOCATION
                                        FUND            FUND            FUND
----------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market
    value (see cost below)    $  183,762,251  $   44,393,067  $  139,813,807
  Cash                                 1,670         227,089           4,858
Receivables:
  Dividends and interest             360,409         485,454         526,086
  Fund shares sold                    29,888               0               0
  Investment securities sold               0      10,120,572               0
Organization expenses, net
  of amortization                     11,761          24,215          11,606
Prepaid expenses                      46,403           8,496          32,761
TOTAL ASSETS                     184,212,382      55,258,893     140,389,118
LIABILITIES
Cash overdraft due to
  custodian (Note 2)                       0               0               0
Payables:
  Investment securities
    purchased                              0      15,010,547               0
  Distribution to
    shareholders                     353,748         182,806         537,022
  Fund shares redeemed               315,000               0               0
  Due to sponsor and
    distributor (Note 2)              48,656           3,183          26,895
  Due to adviser (Note 2)            294,446          36,170         150,634
  Other                               30,510          98,029          20,875
TOTAL LIABILITIES                  1,042,360      15,330,735         735,426
TOTAL NET ASSETS
                              $  183,170,022  $   39,928,158  $  139,653,692
NET ASSETS CONSIST OF:
  Paid-in capital - Class
    A(1)                         146,911,257      41,365,185     156,338,838
  Paid-in capital - Class B        4,496,076             N/A       3,955,125
  Undistributed
    (overdistributed) net
    investment income (loss)               0               0               0
  Undistributed net realized
    gain (loss) on
    investments                    2,223,141      (2,218,051)    (23,279,378)
  Net unrealized
    appreciation
    (depreciation) of
    investments                   29,539,548         781,024       2,639,107
TOTAL NET ASSETS              $  183,170,022  $   39,928,158  $  139,653,692
COMPUTATION OF NET ASSET
  VALUE AND OFFERING PRICE
Net assets - Class A(1)       $  178,488,454  $   39,928,158  $  135,576,602
Shares outstanding - Class
  A(1)                            10,343,439       3,994,452       9,047,560
Net asset value per share -
  Class A(1)                  $        17.26  $        10.00  $        14.98
Maximum offering price per
  share - Class A(1)          $        18.07(2) $        10.31(3) $    15.69(2)
Net assets - Class B          $    4,681,568             N/A  $    4,077,090
Shares outstanding - Class B         380,930             N/A         373,862
Net asset value and offering
  price per share - Class B   $        12.29             N/A  $        10.91
INVESTMENTS AT COST (NOTE 3)  $  154,222,703  $   43,612,043  $  137,174,700
----------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                  CALIFORNIA
                                       ASSET      CALIFORNIA        TAX-FREE
                                  ALLOCATION        TAX-FREE          INCOME
                                        FUND       BOND FUND            FUND
----------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                   $   12,448,964  $            0  $            0
  Interest                        35,237,803      18,157,370       2,414,748
TOTAL INVESTMENT INCOME           47,686,767      18,157,370       2,414,748
EXPENSES (NOTE 2)
  Advisory fees                    3,814,364       1,542,893         267,645
  Administration fees                306,436          93,013          16,793
  Custody fees                             0          55,013          10,407
  Shareholder servicing fees       3,064,364         930,128         166,349
  Portfolio accounting fees                0         123,508          61,353
  Transfer agency fees               490,624         183,849          45,280
  Distribution fees                  566,001         231,192          27,725
  Amortization of
    organization expenses              9,403           5,872           8,399
  Legal and audit fees               103,410          56,475          22,521
  Registration fees                  138,028          43,357          19,998
  Directors' fees                      5,000           5,000           5,000
  Shareholder reports                144,343          59,999          14,015
  Other                               49,595          77,451           9,501
TOTAL EXPENSES                     8,691,568       3,407,750         674,986
Less:
  Waived fees (Note 2)               (19,706)     (1,232,856)       (314,402)
Net Expenses                       8,671,862       2,174,894         360,584
NET INVESTMENT INCOME             39,014,905      15,982,476       2,054,164
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on sale of investments         4,576,913         591,815         (43,204)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                  215,304,208      35,434,462       2,645,684
NET GAIN (LOSS) ON
 INVESTMENTS                     219,881,121      36,026,277       2,602,480
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS    $  258,896,026  $   52,008,753  $    4,656,644
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

------------------------
126

                   STATEMENT OF OPERATIONS- FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                                      SHORT-
                                                                                                INTERMEDIATE
                                                                                                        U.S.
                                   CORPORATE     DIVERSIFIED          GINNIE          GROWTH      GOVERNMENT
                                       STOCK          INCOME             MAE      AND INCOME          INCOME
                                        FUND            FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                   $    7,225,361  $    2,254,175  $            0  $    3,116,428  $            0
  Interest                           110,982         319,781      13,291,508         513,058       1,323,136
TOTAL INVESTMENT INCOME            7,336,343       2,573,956      13,291,508       3,629,486       1,323,136
EXPENSES (NOTE 2)
  Advisory fees                    1,398,439         312,512         840,112         754,149         116,628
  Administration fees                 92,555          18,751          50,407          45,249           6,998
  Custody fees                             0          15,053          74,444          34,105           7,673
  Shareholder servicing fees         861,478         187,508         504,067         452,488          70,914
  Portfolio accounting fees                0          64,466          95,105          91,666          44,207
  Transfer agency fees               152,625          54,528         156,422         160,168          16,846
  Distribution fees                  137,173          58,167         111,269          87,549           8,986
  Amortization of
    organization expenses                  0          14,838           1,902           1,739           8,244
  Legal and audit fees                38,305          29,184          36,553          30,527          26,620
  Registration fees                   51,775          36,323          46,185          46,748          29,743
  Directors' fees                      5,000           5,000           5,000           2,813           5,935
  Shareholder reports                121,465          27,946          45,205          61,164           5,000
  Other                                8,938          25,031          15,375          43,866               0
TOTAL EXPENSES                     2,867,753         849,307       1,982,046       1,812,231         347,794
Less:
  Waived fees (Note 2)              (108,638)       (146,911)       (574,978)        (18,527)       (199,881)
Net Expenses                       2,759,115         702,396       1,407,068       1,793,704         147,913
NET INVESTMENT INCOME              4,577,228       1,871,560      11,884,440       1,835,782       1,175,223
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on sale of investments         6,005,161       3,545,900       1,935,107       9,354,459      (1,740,504)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                   76,552,587      10,976,829      13,236,756      25,841,652       1,047,532
NET GAIN (LOSS) ON
  INVESTMENTS                     82,557,748      14,522,729      15,171,863      35,196,111        (692,972)
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS   $   87,134,976  $   16,394,289  $   27,056,303  $   37,031,893  $      482,251
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995

                                        U.S.
                                  GOVERNMENT
                                  ALLOCATION
                                        FUND
--------------------------------------------
INVESTMENT INCOME
  Dividends                   $            0
  Interest                         8,814,682
TOTAL INVESTMENT INCOME            8,814,682
EXPENSES (NOTE 2)
  Advisory fees                      680,049
  Administration fees                 40,803
  Custody fees                             0
  Shareholder servicing fees         408,029
  Portfolio accounting fees                0
  Transfer agency fees               126,816
  Distribution fees                   80,511
  Amortization of
    organization expenses              1,894
  Legal and audit fees                26,905
  Registration fees                   31,212
  Directors' fees                      4,987
  Shareholder reports                 49,857
  Other                                5,616
TOTAL EXPENSES                     1,456,679
Less:
  Waived fees (Note 2)               (31,101)
Net Expenses                       1,425,578
NET INVESTMENT INCOME              7,389,104
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on sale of investments           380,148
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                   11,177,439
NET GAIN (LOSS) ON
  INVESTMENTS                     11,557,587
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS   $   18,946,691
--------------------------------------------

The accompanying notes are an integral part of these financial statements.

------------------------
128

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                       ASSET ALLOCATION FUND
                              ------------------------------
                                     FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED
                               DEC. 31, 1995   DEC. 31, 1994
------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income       $   39,014,905  $   44,227,670
  Net realized gain (loss)
    on sale of investments         4,576,913      40,999,918
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                  215,304,208    (119,837,699)
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                      258,896,026     (34,610,111)
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income
    CLASS A(1)                   (38,781,909)    (44,227,697)
    CLASS B                         (232,996)              0
  From net realized gain on
    sales of investments
    CLASS A(1)                    (2,902,594)    (40,796,983)
    CLASS B                          (60,209)              0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                 112,740,980     254,121,721
  Reinvestment of dividends
    - Class A(1)                  84,335,697      31,759,403
  Cost of shares redeemed -
    Class A(1)                  (231,482,165)   (317,969,973)
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS
 - CLASS A (NOTE 4)(1)           (34,405,488)    (32,088,849)
  Proceeds from shares sold
    - Class B                     25,023,646               0
  Reinvestment of dividends
    - Class B                        159,719               0
  Cost of shares redeemed -
    Class B                         (433,346)              0
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS
 - CLASS B (NOTE 4)               24,750,019               0
INCREASE (DECREASE) IN NET
 ASSETS                          207,262,849    (151,723,640)
NET ASSETS:
Beginning net assets             896,943,034   1,048,666,674
ENDING NET ASSETS             $1,104,205,883  $  896,943,034
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         5,898,807      13,807,751
  Shares issued in
    reinvestment of
    dividends - Class A(1)         4,807,125       1,809,851
  Shares redeemed - Class
    A(1)                         (12,361,894)    (17,788,892)
NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING - CLASS
 A(1)                             (1,655,962)     (2,171,290)
  Shares sold - Class B            2,123,672               0
  Shares issued in
    reinvestment of
    dividends - Class B               13,259               0
  Shares redeemed - Class B          (35,983)              0
NET INCREASE (DECREASE) IN
 SHARES OUTSTANDING - CLASS
 B                                 2,100,948               0
------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                               CALIFORNIA TAX-FREE BOND FUND
                              ------------------------------
                                     FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED
                               DEC. 31, 1995   DEC. 31, 1994
------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS:
  Net investment income       $   15,982,476  $   22,512,196
  Net realized gain (loss)
    on sale of investments           591,815      (6,042,867)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                   35,434,462     (52,684,575)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                      52,008,753     (36,215,246)
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    CLASS A(1)                   (15,472,726)    (22,512,196)
    CLASS B                         (509,750)              0
  From net realized gain on
    sales of investments
    CLASS A(1)                             0               0
    CLASS B                                0               0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                  33,207,626      54,574,028
  Reinvestment of dividends
    - Class A(1)                  10,558,616      17,945,317
  Cost of shares redeemed -
    Class A(1)                   (88,142,779)   (240,793,430)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS A (NOTE 4)(1)          (44,376,537)   (168,274,085)
  Proceeds from shares sold
    - Class B                     26,079,671               0
  Reinvestment of dividends
    - Class B                        313,904               0
  Cost of shares redeemed -
    Class B                         (557,099)              0
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS B (NOTE 4)              25,836,476               0
INCREASE (DECREASE) IN NET
  ASSETS                          17,486,216    (227,001,527)
NET ASSETS:
Beginning net assets             305,846,738     532,848,265
ENDING NET ASSETS             $  323,332,954  $  305,846,738
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         3,122,899       5,123,672
  Shares issued in
    reinvestment of
    dividends - Class A(1)         1,007,045       1,700,768
  Shares redeemed - Class
    A(1)                          (8,380,512)    (23,326,239)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  A(1)                            (4,250,568)    (16,501,799)
  Shares sold - Class B            2,411,791               0
  Shares issued in
    reinvestment of
    dividends - Class B               28,834               0
  Shares redeemed - Class B          (51,005)              0
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  B                                2,389,620               0
------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
The accompanying notes are an integral part of these financial statements.

---------------------
130

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                  CALIFORNIA TAX-FREE INCOME
                                                        FUND            CORPORATE STOCK FUND
                              ------------------------------  ------------------------------
                                     FOR THE         FOR THE         FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                               DEC. 31, 1995   DEC. 31, 1994   DEC. 31, 1995   DEC. 31, 1994
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS:
  Net investment income       $    2,054,164  $    2,293,335  $    4,577,228  $    4,803,450
  Net realized gain (loss)
    on sale of investments           (43,204)       (128,868)      6,005,161       8,380,262
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                    2,645,684      (2,827,879)     76,552,587     (12,258,997)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                       4,656,644        (663,412)     87,134,976         924,715
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    CLASS A(1)                    (2,054,164)     (2,293,335)     (4,577,228)     (4,801,337)
    CLASS B                              N/A             N/A             N/A             N/A
  From net realized gain on
    sales of investments
    CLASS A(1)                             0               0      (4,890,634)     (8,103,675)
    CLASS B                              N/A             N/A             N/A             N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                  51,648,405      31,971,989      42,931,593      40,412,415
  Reinvestment of dividends
    - Class A(1)                   1,618,516       1,875,590      17,597,071       3,563,379
  Cost of shares redeemed -
    Class A(1)                   (26,901,737)    (34,766,280)    (47,253,329)    (54,056,667)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS A (NOTE 4)(1)           26,365,184        (918,701)     13,275,335     (10,080,873)
  Proceeds from shares sold
    - Class B                            N/A             N/A             N/A             N/A
  Reinvestment of dividends
    - Class B                            N/A             N/A             N/A             N/A
  Cost of shares redeemed -
    Class B                              N/A             N/A             N/A             N/A
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS B (NOTE 4)                     N/A             N/A             N/A             N/A
INCREASE (DECREASE) IN NET
  ASSETS                          28,967,664      (3,875,448)     90,942,449     (22,061,170)
NET ASSETS:
Beginning net assets              48,997,772      52,873,220     236,265,421     258,326,591
ENDING NET ASSETS             $   77,965,436  $   48,997,772  $  327,207,870  $  236,265,421
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         5,048,517       3,151,634       1,167,520       1,236,832
  Shares issued in
    reinvestment of
    dividends - Class A(1)           159,491         186,105         505,005         111,768
  Shares redeemed - Class
    A(1)                          (2,650,715)     (3,463,657)     (1,299,326)     (1,655,852)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  A(1)                             2,557,293        (125,918)        373,199        (307,252)
  Shares sold - Class B                  N/A             N/A             N/A             N/A
  Shares issued in
    reinvestment of
    dividends - Class B                  N/A             N/A             N/A             N/A
  Shares redeemed - Class B              N/A             N/A             N/A             N/A
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  B                                      N/A             N/A             N/A             N/A
--------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                     DIVERSIFIED INCOME FUND
                              ------------------------------
                                     FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED
                               DEC. 31, 1995   DEC. 31, 1994
------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS:
  Net investment income       $    1,871,560  $    1,214,151
  Net realized gain (loss)
    on sale of investments         3,545,900        (273,760)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                   10,976,829      (1,076,102)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                      16,394,289        (135,711)
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    CLASS A(1)                    (1,819,692)     (1,214,150)
    CLASS B                          (51,868)              0
  From net realized gain on
    sales of investments
    CLASS A(1)                    (1,621,942)              0
    CLASS B                         (104,647)              0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                  36,625,693      32,526,614
  Reinvestment of dividends
    - Class A(1)                   3,084,339       1,367,156
  Cost of shares redeemed -
    Class A(1)                   (17,324,191)    (14,069,676)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS A (NOTE 4)(1)           22,385,841      19,824,094
  Proceeds from shares sold
    - Class B                      5,158,139               0
  Reinvestment of dividends
    - Class B                        122,225               0
  Cost of shares redeemed -
    Class B                         (324,353)              0
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS B (NOTE 4)               4,956,011               0
INCREASE (DECREASE) IN NET
  ASSETS                          40,137,992      18,474,233
NET ASSETS:
Beginning net assets              45,178,047      26,703,814
ENDING NET ASSETS             $   85,316,039  $   45,178,047
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         2,981,021       2,942,632
  Shares issued in
    reinvestment of
    dividends - Class A(1)           244,288         124,853
  Shares redeemed - Class
    A(1)                          (1,429,340)     (1,279,735)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  A(1)                             1,795,969       1,787,750
  Shares sold - Class B              446,270               0
  Shares issued in
    reinvestment of
    dividends - Class B                9,860               0
  Shares redeemed - Class B          (28,616)              0
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  B                                  427,514               0
------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
The accompanying notes are an integral part of these financial statements.

---------------------
132

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                             GINNIE MAE FUND          GROWTH AND INCOME FUND
                              ------------------------------  ------------------------------
                                     FOR THE         FOR THE         FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                               DEC. 31, 1995   DEC. 31, 1994   DEC. 31, 1995   DEC. 31, 1994
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS:
  Net investment income       $   11,884,440  $   17,212,338  $    1,835,782  $    1,780,057
  Net realized gain (loss)
    on sale of investments         1,935,107     (12,854,822)      9,354,459       3,087,861
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                   13,236,756     (14,085,918)     25,841,652      (5,394,205)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                      27,056,303      (9,728,402)     37,031,893        (526,287)
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    CLASS A(1)                   (11,629,261)    (17,212,338)     (1,827,656)     (1,780,057)
    CLASS B                         (255,179)              0          (8,126)              0
  From net realized gain on
    sales of investments
    CLASS A(1)                             0               0      (6,952,008)     (3,087,861)
    CLASS B                                0               0        (179,310)              0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                  24,703,217      36,339,249      61,077,854      41,116,188
  Reinvestment of dividends
    - Class A(1)                   6,911,844      10,397,568      11,706,310       2,095,312
  Cost of shares redeemed -
    Class A(1)                   (51,605,131)   (152,037,792)    (35,699,783)    (36,528,266)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS A (NOTE 4)(1)          (19,990,070)   (105,300,975)     37,084,381       6,683,234
  Proceeds from shares sold
    - Class B                     12,424,092               0       4,557,982               0
  Reinvestment of dividends
    - Class B                         69,456               0         184,612               0
  Cost of shares redeemed -
    Class B                         (579,027)              0        (246,518)              0
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS B (NOTE 4)              11,914,521               0       4,496,076               0
INCREASE (DECREASE) IN NET
  ASSETS                           7,096,314    (132,241,715)     69,645,250       1,289,029
NET ASSETS:
Beginning net assets             171,288,333     303,530,048     113,524,772     112,235,743
ENDING NET ASSETS             $  178,384,647  $  171,288,333  $  183,170,022  $  113,524,772
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         2,279,437       3,335,882       3,775,466       2,805,058
  Shares issued in
    reinvestment of
    dividends - Class A(1)           646,128         970,355         726,595         145,120
  Shares redeemed - Class
    A(1)                          (4,839,906)    (14,322,410)     (2,208,631)     (2,509,634)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  A(1)                            (1,914,341)    (10,016,173)      2,293,430         440,544
  Shares sold - Class B            1,161,521               0         386,746               0
  Shares issued in
    reinvestment of
    dividends - Class B                6,474               0          14,982               0
  Shares redeemed - Class B          (53,454)              0         (20,798)              0
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  B                                1,114,541               0         380,930               0
--------------------------------------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                     SHORT-INTERMEDIATE U.S.
                                      GOVERNMENT INCOME FUND
                              ------------------------------
                                     FOR THE
                                  YEAR ENDED         FOR THE
                                    DEC. 31,      YEAR ENDED
                                     1995(2)   DEC. 31, 1994
------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS:
  Net investment income       $    1,175,223  $      557,955
  Net realized gain (loss)
    on sale of investments        (1,740,504)       (477,511)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                    1,047,532        (260,085)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                         482,251        (179,641)
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    CLASS A(1)                    (1,175,223)       (557,955)
    CLASS B                              N/A             N/A
  From net realized gain on
    sales of investments
    CLASS A(1)                             0               0
    CLASS B                              N/A             N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                  38,655,106      15,266,240
  Reinvestment of dividends
    - Class A(1)                     931,554         457,026
  Cost of shares redeemed -
    Class A(1)                   (10,567,251)    (11,941,036)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS A (NOTE 4)(1)           29,019,409       3,782,230
  Proceeds from shares sold
    - Class B                            N/A             N/A
  Reinvestment of dividends
    - Class B                            N/A             N/A
  Cost of shares redeemed -
    Class B                              N/A             N/A
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS B (NOTE 4)                     N/A             N/A
INCREASE (DECREASE) IN NET
  ASSETS                          28,326,437       3,044,634
NET ASSETS:
Beginning net assets              11,601,721       8,557,087
ENDING NET ASSETS             $   39,928,158  $   11,601,721
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         3,742,963       1,559,723
  Shares issued in
    reinvestment of
    dividends - Class A(1)            95,287          47,074
  Shares redeemed - Class
    A(1)                          (1,079,388)     (1,227,993)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  A(1)                             2,758,862         378,804
  Shares sold - Class B                  N/A             N/A
  Shares issued in
    reinvestment of
    dividends - Class B                  N/A             N/A
  Shares redeemed - Class B              N/A             N/A
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  B                                      N/A             N/A
------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) "PROCEEDS FROM SHARES SOLD" AND "SHARES SOLD" INCLUDE $15,832,186 AND 1,612,905, RESPECTIVELY, AS A RESULT OF THE MERGER OF THE VARIABLE RATE GOVERNMENT FUND. SEE NOTE 6.
The accompanying notes are an integral part of these financial statements.

---------------------
134

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                  U.S. GOVERNMENT ALLOCATION
                                                        FUND
                              ------------------------------
                                     FOR THE         FOR THE
                                  YEAR ENDED      YEAR ENDED
                               DEC. 31, 1995   DEC. 31, 1994
------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
OPERATIONS:
  Net investment income       $    7,389,104  $   12,431,161
  Net realized gain (loss)
    on sale of investments           380,148     (23,621,944)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                   11,177,439      (6,365,346)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS                      18,946,691     (17,556,129)
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    CLASS A(1)                    (7,305,279)    (12,431,161)
    CLASS B                          (83,825)              0
  From net realized gain on
    sales of investments
    CLASS A(1)                             0               0
    CLASS B                                0               0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                  24,249,760      34,301,793
  Reinvestment of dividends
    - Class A(1)                   6,172,643       7,265,846
  Cost of shares redeemed -
    Class A(1)                   (46,347,301)   (154,720,634)
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS A (NOTE 4)(1)          (15,924,898)   (113,152,995)
  Proceeds from shares sold
    - Class B                      4,453,188               0
  Reinvestment of dividends
    - Class B                         43,367               0
  Cost of shares redeemed -
    Class B                         (541,430)              0
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  CAPITAL SHARE TRANSACTIONS
  - CLASS B (NOTE 4)               3,955,125               0
INCREASE (DECREASE) IN NET
  ASSETS                            (412,186)   (143,140,285)
NET ASSETS:
Beginning net assets             140,065,878     283,206,163
ENDING NET ASSETS             $  139,653,692  $  140,065,878
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)         1,653,710       2,282,827
  Shares issued in
    reinvestment of
    dividends - Class A(1)           428,154         508,903
  Shares redeemed - Class
    A(1)                          (3,211,044)    (10,646,426)
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  A(1)                            (1,129,180)     (7,854,696)
  Shares sold - Class B              420,344               0
  Shares issued in
    reinvestment of
    dividends - Class B                4,057               0
  Shares redeemed - Class B          (50,540)              0
NET INCREASE (DECREASE) IN
  SHARES OUTSTANDING - CLASS
  B                                  373,861               0
------------------------------------------------------------

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) "PROCEEDS FROM SHARES SOLD" AND "SHARES SOLD" INCLUDE $15,832,186 AND 1,612,905, RESPECTIVELY, AS A RESULT OF THE MERGER OF THE VARIABLE RATE GOVERNMENT FUND. SEE NOTE 6.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

------------------------
136

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                    ASSET ALLOCATION FUND
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                               YEAR       YEAR       YEAR
                                                              ENDED      ENDED      ENDED
                                                           DEC. 31,   DEC. 31,   DEC. 31,
                                                               1995       1994       1993
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $16.73     $18.80     $17.89
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.74       0.77       0.77
  Net realized and unrealized gain (loss) on investments       4.07      (1.31)      1.88
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               4.81      (0.54)      2.65
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.74)     (0.77)     (0.77)
  Distributions from net realized gain                        (0.06)     (0.76)     (0.97)
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.80)     (1.53)     (1.74)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $20.74     $16.73     $18.80
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)(3)                             29.18%      (2.82)%    15.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                         $1,077,935  $896,943  $1,048,667
  Number of shares outstanding, end of period (000)          51,962     53,618     55,790
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                  0.84%      0.84%      0.86%
  Ratio of net investment income to average net
    assets(2)                                                 3.81%      4.30%      4.20%
Portfolio turnover                                              15%        49%        40%
-----------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                           N/A        N/A      0.86%
(2) Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                  N/A        N/A      4.20%
-----------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                            ASSET ALLOCATION FUND (CONT.)
                                                          -------------------------------
                                                               CLASS A (CONT.)    CLASS B
                                                          --------------------  ---------
                                                               YEAR       YEAR       YEAR
                                                              ENDED      ENDED      ENDED
                                                           DEC. 31,   DEC. 31,   DEC. 31,
                                                               1992       1991       1995
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $17.65     $14.45     $10.00
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.87       0.92       0.22
  Net realized and unrealized gain (loss) on investments       0.31       2.28       2.53
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               1.18       3.20       2.75
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.87)      0.00      (0.22)
  Distributions from net realized gain                        (0.07)      0.00      (0.03)
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.94)      0.00      (0.25)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $17.89     $17.65     $12.50
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)(3)                              7.00%     22.13%     27.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                          $542,226   $367,251    $26,271
  Number of shares outstanding, end of period (000)          30,303     20,811      2,101
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                  0.95%      0.95%      1.53%
  Ratio of net investment income to average net
    assets(2)                                                 5.22%      5.88%      2.71%
Portfolio turnover                                               5%        25%        15%
-----------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                         0.97%        N/A      1.76%
(2) Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                5.20%        N/A      2.48%
-----------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

---------------------
138

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                      CALIFORNIA TAX-FREE BOND FUND
                              -----------------------------------------------------
                                                                 CLASS A    CLASS B
                              ------------------------------------------  ---------
                                   YEAR       YEAR       YEAR       YEAR       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1995       1994       1993       1992       1995
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $9.84     $11.20     $10.41     $10.00     $10.00
                              ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.55       0.56       0.56       0.53       0.48
  Net realized and
    unrealized gain (loss)
    on investments                 1.21      (1.36)      0.84       0.41       1.26
                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       1.76      (0.80)      1.40       0.94       1.74
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.55)     (0.56)     (0.56)     (0.53)     (0.48)
  Distributions from net
    realized gain                  0.00       0.00      (0.05)      0.00       0.00
                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.55)     (0.56)     (0.61)     (0.53)     (0.48)
                              ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $11.05      $9.84     $11.20     $10.41     $11.26
                              ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)(3)                 18.24%      (7.27)%    13.82%    10.35%     17.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                      $296,417   $305,847   $532,848   $242,409    $26,916
  Number of shares
    outstanding, end of
    period (000)                 26,827     31,078     47,580     23,298      2,390
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)         0.68%      0.65%      0.64%      0.19%      1.32%
  Ratio of net investment
    income to average net
    assets(2)                     5.18%      5.35%      5.05%      5.67%      4.31%
Portfolio turnover                   9%         3%         7%        18%         9%
-----------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses             1.07%      1.06%      1.01%      1.07%      1.72%
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        4.79%      4.94%      4.68%      4.79%      3.91%
-----------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                           CALIFORNIA TAX-FREE INCOME FUND
                                                ------------------------------------------
                                                     YEAR       YEAR       YEAR     PERIOD
                                                    ENDED      ENDED      ENDED      ENDED
                                                 DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                     1995       1994       1993    1992(4)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $9.84     $10.36     $10.05     $10.00
                                                ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.38       0.40       0.39       0.02
  Net realized and unrealized gain (loss) on
    investments                                      0.51      (0.52)      0.31       0.05
                                                ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                     0.89      (0.12)      0.70       0.07
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.38)     (0.40)     (0.39)     (0.02)
  Distributions from net realized gain               0.00       0.00       0.00       0.00
                                                ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                            (0.38)     (0.40)     (0.39)     (0.02)
                                                ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                     $10.35      $9.84     $10.36     $10.05
                                                ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)(3)                    9.14%      (1.10)%     7.10%     0.84%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                 $77,965    $48,998    $52,873     $7,821
  Number of shares outstanding, end of period
    (000)                                           7,536      4,979      5,105        778
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)        0.65%      0.16%      0.34%      0.00%
  Ratio of net investment income to average
    net assets(2)                                   3.70%      4.03%      3.74%      3.56%
Portfolio turnover                                    31%        33%        11%         0%
------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets
  prior to waived fees and reimbursed expenses      1.22%      1.21%      1.23%      1.55%
(2) Ratio of net investment income to average
  net assets prior to waived fees and
  reimbursed expenses                               3.13%      2.98%      2.85%      2.01%
------------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.

The accompanying notes are an integral part of these financial statements.

---------------------
140

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               CORPORATE STOCK FUND
                              -----------------------------------------------------
                                   YEAR       YEAR       YEAR       YEAR       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1995       1994       1993       1992       1991
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $31.42     $33.00     $31.40     $30.38     $23.60
                              ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.59       0.63       0.59       0.62       0.62
  Net realized and
    unrealized gain (loss)
    on investments                10.65      (0.50)      2.19       1.35       6.16
                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                      11.24       0.13       2.78       1.97       6.78
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.59)     (0.63)     (0.59)     (0.62)      0.00
  Distributions from net
    realized gain                 (0.62)     (1.08)     (0.59)     (0.33)      0.00
                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (1.21)     (1.71)     (1.18)     (0.95)      0.00
                              ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $41.45     $31.42     $33.00     $31.40     $30.38
                              ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)(3)                 35.99%      0.42%      8.91%      6.59%     28.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                      $327,208   $236,265   $258,327   $230,457   $204,926
  Number of shares
    outstanding, end of
    period (000)                  7,893      7,520      7,827      7,340      6,745
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)         0.96%      0.97%      0.97%      0.93%      0.97%
  Ratio of net investment
    income to average net
    assets(2)                     1.59%      1.92%      1.81%      2.05%      2.30%
Portfolio turnover                   6%         7%         5%         4%         4%
-----------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses             1.00%      1.00%      0.99%      1.00%        N/A
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        1.55%      1.89%      1.79%      1.98%        N/A
-----------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                      DIVERSIFIED INCOME FUND
                                        -----------------------------------------------------
                                                                           CLASS A    CLASS B
                                        ------------------------------------------  ---------
                                             YEAR       YEAR       YEAR     PERIOD       YEAR
                                            ENDED      ENDED      ENDED      ENDED      ENDED
                                         DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                             1995       1994       1993    1992(4)       1995
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $10.76     $11.08     $10.29     $10.00     $10.00
                                        ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.35       0.33       0.30       0.02       0.20
  Net realized and unrealized gain
    (loss) on investments                    2.86      (0.32)      0.96       0.29       2.75
                                        ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS             3.21       0.01       1.26       0.31       2.95
LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.35)     (0.33)     (0.30)     (0.02)     (0.20)
  Distributions from net realized gain      (0.28)      0.00      (0.17)      0.00      (0.26)
                                        ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                    (0.63)     (0.33)     (0.47)     (0.02)     (0.46)
                                        ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD             $13.34     $10.76     $11.08     $10.29     $12.49
                                        ---------  ---------  ---------  ---------  ---------
                                        ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)(3)           30.17%      0.08%     12.33%      3.10%     29.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)         $79,977    $45,178    $26,704     $1,379     $5,339
  Number of shares outstanding, end of
    period (000)                            5,994      4,198      2,411        134        428
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets(1)                               1.10%      1.06%      0.46%      0.00%      1.73%
  Ratio of net investment income to
    average net assets(2)                   3.02%      3.16%      3.51%      4.09%      2.40%
Portfolio turnover                            70%        62%        46%         1%        70%
---------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net
  assets prior to waived fees and
  reimbursed expenses                       1.31%      1.34%      1.66%      3.49%      2.57%
(2) Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses              2.81%      2.88%      2.31%      0.60%      1.57%
---------------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.
(5)  THE FUND COMMENCED OPERATIONS ON JANUARY 3, 1991.
The accompanying notes are an integral part of these financial statements.

---------------------
142

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                               GINNIE MAE FUND
                              ----------------------------------------------------------------
                                                                            CLASS A    CLASS B
                              -----------------------------------------------------  ---------
                                   YEAR       YEAR       YEAR       YEAR     PERIOD       YEAR
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1995       1994       1993       1992    1991(5)       1995
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $10.18     $11.31     $11.34     $11.42     $10.00     $10.00
                              ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.76       0.77       0.83       0.83       0.83       0.66
  Net realized and
    unrealized gain (loss)
    on investments                 0.97      (1.13)     (0.03)     (0.08)      0.59       0.97
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       1.73      (0.36)      0.80       0.75       1.42       1.63
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.76)     (0.77)     (0.83)     (0.83)      0.00      (0.66)
  Distributions from net
    realized gain                  0.00       0.00       0.00       0.00       0.00       0.00
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.76)     (0.77)     (0.83)     (0.83)      0.00      (0.66)
                              ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $11.15     $10.18     $11.31     $11.34     $11.42     $10.97
                              ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)(3)                 17.53%      (3.23)%     7.19%     6.86%     14.30%     16.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                      $166,157   $171,288   $303,530   $184,692     $4,870    $12,227
  Number of shares
    outstanding, end of
    period (000)                 14,904     16,618     26,835     16,289      3,053      1,115
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)         0.82%      0.73%      0.46%      0.46%      1.04%      1.47%
  Ratio of net investment
    income to average net
    assets(2)                     7.09%      7.20%      7.19%      7.93%      7.66%      6.01%
Portfolio turnover                 118%        69%       121%        73%       241%       118%
----------------------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses             1.15%      1.07%      1.02%      1.26%      1.05%      2.12%
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        6.76%      6.86%      6.63%      7.13%      7.65%      5.36%
----------------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 18, 1992.
(5)  THE FUND COMMENCED OPERATIONS ON JANUARY 3, 1991.
The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                   GROWTH AND INCOME FUND
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                               YEAR       YEAR       YEAR
                                                              ENDED      ENDED      ENDED
                                                           DEC. 31,   DEC. 31,   DEC. 31,
                                                               1995       1994       1993
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $14.10     $14.75     $13.88
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.19       0.22       0.23
  Net realized and unrealized gain (loss) on investments       3.87      (0.27)      0.93
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               4.06      (0.05)      1.16
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.19)     (0.22)     (0.23)
  Distributions from net realized gain                        (0.71)     (0.38)     (0.06)
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.90)     (0.60)     (0.29)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $17.26     $14.10     $14.75
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)(3)                             28.90%      (0.29)%     8.44%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                          $178,488   $113,525   $112,236
  Number of shares outstanding, end of period (000)          10,343      8,050      7,609
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                  1.18%      1.11%      0.93%
  Ratio of net investment income to average net
    assets(2)                                                 1.23%      1.51%      1.72%
Portfolio turnover                                             100%        71%        55%
-----------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                         1.21%      1.15%      1.11%
(2) Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                1.20%      1.47%      1.54%
-----------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON OCTOBER 27, 1993.

The accompanying notes are an integral part of these financial statements.

---------------------
144

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                               GROWTH AND INCOME FUND (CONT.)
                              -------------------------------          SHORT-INTERMEDIATE U.S.
                                   CLASS A (CONT.)    CLASS B           GOVERNMENT INCOME FUND
                              --------------------  ---------  -------------------------------
                                   YEAR       YEAR       YEAR       YEAR       YEAR     PERIOD
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1992       1991       1995       1995       1994    1993(4)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $12.84     $10.29     $10.00      $9.39      $9.99     $10.00
                              ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.27       0.41       0.05       0.55       0.46       0.06
  Net realized and
    unrealized gain (loss)
    on investments                 1.44       2.14       2.79       0.61      (0.60)     (0.01)
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       1.71       2.55       2.84       1.16      (0.14)      0.05
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.27)      0.00      (0.05)     (0.55)     (0.46)     (0.06)
  Distributions from net
    realized gain                 (0.40)      0.00      (0.50)      0.00       0.00       0.00
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.67)      0.00      (0.55)     (0.55)     (0.46)     (0.06)
                              ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $13.88     $12.84     $12.29     $10.00      $9.39      $9.99
                              ---------  ---------  ---------  ---------  ---------  ---------
                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)(3)                 13.45%     24.77%     28.47%     12.67%      (1.42)%     0.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                       $44,883    $10,323     $4,682    $39,928    $11,602     $8,557
  Number of shares
    outstanding, end of
    period (000)                  3,233        804        381      3,994      1,236        857
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)         0.42%      0.05%      1.87%      0.71%      0.25%      0.00%
  Ratio of net investment
    income to average net
    assets(2)                     2.31%      3.50%      0.43%      5.64%      4.75%      3.49%
Portfolio turnover                  80%        13%       100%       472%       288%        N/A
----------------------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses             1.10%      1.16%      2.21%      1.67%      2.28%      2.45%
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        1.63%      2.39%      0.09%      4.68%      2.72%      1.04%
----------------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON OCTOBER 27, 1993.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                          U.S. GOVERNMENT ALLOCATION FUND
                                                          -------------------------------
                                                                                  CLASS A
                                                          -------------------------------
                                                               YEAR       YEAR       YEAR
                                                              ENDED      ENDED      ENDED
                                                           DEC. 31,   DEC. 31,   DEC. 31,
                                                               1995       1994       1993
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $13.76     $15.71     $15.41
                                                          ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.79       0.87       0.96
  Net realized and unrealized gain (loss) on investments       1.22      (1.95)      1.69
                                                          ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                               2.01      (1.08)      2.65
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.79)     (0.87)     (0.96)
  Distributions from net realized gain                         0.00       0.00      (1.39)
                                                          ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS                                      (0.79)     (0.87)     (2.35)
                                                          ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $14.98     $13.76     $15.71
                                                          ---------  ---------  ---------
                                                          ---------  ---------  ---------
TOTAL RETURN (NOT ANNUALIZED)(3)                             14.91%      (6.99)%    17.46%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                          $135,577   $140,066   $283,206
  Number of shares outstanding, end of period (000)           9,048     10,177     18,031
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                  1.04%      1.01%      0.99%
  Ratio of net investment income to average net
    assets(2)                                                 5.41%      5.94%      5.92%
Portfolio turnover                                             292%       112%       150%
-----------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                         1.07%      1.08%      1.02%
(2) Ratio of net investment income to average net assets
  prior to waived fees and reimbursed expenses                5.38%      5.87%      5.89%
-----------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

---------------------
146

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                              U.S. GOVERNMENT ALLOCATION FUND
                                                      (CONT.)
                              -------------------------------
                                   CLASS A (CONT.)    CLASS B
                              --------------------  ---------
                                   YEAR       YEAR       YEAR
                                  ENDED      ENDED      ENDED
                               DEC. 31,   DEC. 31,   DEC. 31,
                                   1992       1991       1995
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $15.41     $13.14     $10.00
                              ---------  ---------  ---------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                         0.87       0.94       0.49
  Net realized and
    unrealized gain (loss)
    on investments                 0.04       1.33       0.91
                              ---------  ---------  ---------
TOTAL FROM INVESTMENT
  OPERATIONS                       0.91       2.27       1.40
LESS DISTRIBUTIONS:
  Dividends from net
    investment income             (0.87)      0.00      (0.49)
  Distributions from net
    realized gain                 (0.04)      0.00       0.00
                              ---------  ---------  ---------
TOTAL FROM DISTRIBUTIONS          (0.91)      0.00      (0.49)
                              ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD                         $15.41     $15.41     $10.91
                              ---------  ---------  ---------
                              ---------  ---------  ---------
TOTAL RETURN (NOT
  ANNUALIZED)(3)                  6.30%     17.21%     14.11%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                      $127,504    $30,098     $4,077
  Number of shares
    outstanding, end of
    period (000)                  8,272      1,954        374
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)         1.00%      1.01%      1.65%
  Ratio of net investment
    income to average net
    assets(2)                     6.06%      6.77%      4.31%
Portfolio turnover                  33%       147%       292%
----------------------------------------------------------------------------------------------
(1) Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses             1.08%        N/A      2.36%
(2) Ratio of net investment
  income to average net
  assets prior to waived
  fees and reimbursed
  expenses                        5.98%        N/A      3.60%
----------------------------------------------------------------------------------------------

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Company commenced operations on January 1, 1992, at which time the merger described in Note 5 was consummated, and consists of eight separate diversified Funds: the Asset Allocation, Corporate Stock, Diversified Income, Ginnie Mae, Growth and Income, Money Market Mutual, Short-Intermediate U.S. Government Income and U.S. Government Allocation Funds; and three non-diversified funds: the California Tax-Free Bond, California Tax-Free Income and California Tax-Free Money Market Mutual Funds. The financial statements of the California Tax-Free Money Market Mutual and Money Market Mutual Funds are presented separately from these financial statements.

These Funds invest in a range of securities, generally including money market instruments, equities and U.S. government securities.

Each of the funds presented in this book (the "Funds"), with the exception of the California Tax-Free Income, Corporate Stock, and Short- Intermediate U.S. Government Income Funds, commenced offering Class B shares on January 1, 1995. The two classes of shares differ principally in the applicable sales charges, shareholder servicing fees and distribution fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution and service fees.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of asssets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

---------------------
148

                                                   NOTES TO FINANCIAL STATEMENTS

SECURITY VALUATION

Investments in securities for which the primary market is a national securities exchange or the Nasdaq National Market System are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued in a range between the last reported bid and ask prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value as determined by procedures set by the Fund's Board of Directors.

Cash equivalents relating to firm commitment purchase agreements are segregated by the custodian and may not be sold while the current commitment is outstanding.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accredited and premiums are amortized as required by the Internal Revenue Code.

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The adviser to the Funds pools the Fund's cash and invests in repurchase agreements entered into by the Funds. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds at December 31, 1995, are collateralized by U.S. Government obligations. The repurchase agreements were entered into on December 29, 1995.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income of the Asset Allocation, Corporate Stock, Diversified Income, and Growth and Income Funds are declared and distributed quarterly. Dividends to shareholders from net investment income of the California Tax-Free Bond, California Tax-Free Income, Ginnie Mae, Short-Intermediate U.S. Government Income and U.S. Government Allocation Funds are declared daily and distributed monthly. Any dividends to

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES

The Company's policy with respect to each Fund is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of the Fund's net investment income and any net realized capital gain to its shareholders. Therefore, no federal or state income tax provision is required. As of December 31, 1995, the California Tax-Free Income Fund has capital loss carryforwards of $128,868 which will expire in the year 2002 and $43,203 which will expire in 2003. The California Tax-Free Bond Fund has a capital loss carryforward of $5,451,042 which will expire in the year 2002. The U.S. Government Allocation Fund has a capital loss carryforward of $23,204,215 which will expire in the year 2002. The Short-Intermediate U.S. Government Income Fund has capital loss carryforwards of $127,148, $200,718, $1,798,834, and $84,610 which will expire in 2000, 2001, 2002, and 2003, respectively. Certain of these loss carryforwards resulted from transactions entered into by the Variable Rate Government Fund prior to the merger with the Short-Intermediate U.S. Government Income Fund. The utilization of these loss carryforwards from the Variable Rate Government Fund may be subject to limitations as a result of rules in the Internal Revenue Code applicable to corporate changes of ownership. The Ginnie Mae Fund has capital loss carryforwards of $3,300,546 which will expire in the year 2001 and $12,854,823 which will expire in the year 2002.

The Board intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distributions shall be made until the capital loss carryforward has been fully utilized or expires.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income and gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on the sale of investments in the accompanying Statements of Changes in Net Assets.

As a result of permanent book-to-tax differences due to the treatment of equalization accounting, used in 1993, tax returns of capital existed for the Ginnie Mae Fund. However, reclassification adjustments for equalization and tax returns of capital offset each other. The per share effect of the tax return of capital in 1993 was less than one cent per share for Asset Allocation Fund and U.S. Government Allocation Fund and $0.02 for the Ginnie Mae Fund.

ORGANIZATION EXPENSES

Stephens Inc. ("Stephens"), the Funds' administrator, sponsor and distributor,

---------------------
150

                                                   NOTES TO FINANCIAL STATEMENTS
has charged the Funds for expenses incurred in connection with the organization and initial registration of the Fund and/or Class. These expenses are being amortized by the Funds on a straightline basis over 60 months from the date each Fund and/or Class commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into separate advisory contracts on behalf of the Funds with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contracts, WFB furnishes to the Funds investment guidance and policy direction in connection with daily portfolio management. Under the contracts with the California Tax-Free Bond, California Tax-Free Income, Diversified Income and Short-Intermediate U.S. Government Income Funds, WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.50% of the average daily net assets of the respective Fund. Under the contracts with the Asset Allocation, Corporate Stock, Ginnie Mae, Growth and Income, and U.S. Government Allocation Funds. WFB is entitled to be paid a monthly advisory fee at an annual rate of 0.50% of average daily net assets up to $250 million, 0.40% of average daily net assets of the next $250 million, and 0.30% in excess of $500 million.

In connection with the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds, the Company has entered into subadvisory contracts with Wells Fargo Nikko Investment Advisors ("WFNIA"). WFNIA is an affiliate of Wells Fargo & Company. Pursuant to such agreements, WFB has agreed to pay WFNIA a subadvisory fee. In addition, Wells Fargo Institutional Trust Company N.A. ("WFITC"), a subsidiary of WFNIA, acts as custodian for these Funds. Custody and portfolio accounting fees are paid to WFITC from the sub-advisory fee paid to WFNIA.

Effective January 1, 1996, BZW Barclays Global Fund Advisors ("BGFA") replaced WFNIA as investment sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds. BGFA was created by the reorganization of WFNIA with and into an affiliate of WFITC.

Pursuant to a sub-advisory contract with each Fund and subject to the overall supervision of WFB, the investment adviser to each Fund, BGFA is responsible for day-to-day portfolio management of each Fund. BGFA will continue to employ substantially the same personnel and will continue to use the computer-based investment model developed and previously used by WFNIA to determine the recommended mix of assets in each Fund's portfolio. BGFA is entitled to receive from WFB as compensation for its sub-advisory services monthly fees at the annual rate of 0.20%, 015% and 0.08% of the average daily net assets of the Asset Allocation, U.S. Government Allocation and Corporate Stock Funds, respectively. BGFA is also entitled to receive from WFB annual fees of $40,000 each for its services to the U.S. Government Allocation and Corporate Stock Funds.

BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
Street, San Francisco, CA 94105. As of January 1, 1996 BGFA and its affiliates provide investment advisory services for over $220 billion of assets under management. As of January 1, 1996, WFB provides investment advisory services for approximately $33 billion of assets.

Effective January 1, 1996, WFITC, due to a change in control of its outstanding voting securities, became a wholly owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.) and WFITC was renamed BZW Barclays Global Investors, N.A. ("BGI"). BGI currently acts as the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds' custodian. BGFA is a subsidiary of BGI. BGI will not be entitled to receive compensation for its services to the Funds so long as BGFA is entitled to receive fees for providing investment advisory services to the Funds. The principal business address of BGI is 45 Fremont Street, San Francisco, California 94105.

The Company has entered into contracts with WFB on behalf of all of the Funds except the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds, whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. WFB is entitled to certain transaction charges plus an annual fee for custody services at an annual rate of 0.0167% of the average daily net assets of the respective Funds.

For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of average daily net assets, 0.045% of the next $50 million, and 0.02% of the average daily net assets over $100 million.

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB has agreed to act as transfer agent for the Funds. Under the contract, WFB is paid a per account fee plus other related costs with a minimum monthly fee of $3,000 per Fund, unless net assets of the respective Fund are under $20 million. For as long as the assets remain under $20 million a Fund will not be charged any transfer agent fees by WFB.

The Company has entered into a contract on behalf of the Funds with WFB, whereby WFB has agreed to provide shareholder servicing. Pursuant to the contract, WFB is entitled to an annual fee for providing shareholder servicing of 0.30% of the respective Fund's average daily net assets.

The Company has entered into administration and distribution agreements on behalf of the Funds with Stephens. Under the agreements, Stephens has agreed to provide supervisory, administrative and distribution services to the Funds. For providing supervisory and administrative services, each Fund pays Stephens a monthly fee at the annual rate of 0.03% of such Fund's average daily net assets.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the following non multi-class funds: the California Tax-Free Income, Corporate Stock, and Short-

---------------------
152

                                                   NOTES TO FINANCIAL STATEMENTS
Intermediate U.S. Government Income Funds. The Company has also adopted, pursuant to Rule 12b-1 of the 1940 Act, separate Distribution Plans for Class A and Class B shares of the multi-class funds.

The Distribution Plan for the non multi-class funds and the separate Distribution Plan for each of the Class A shares of the multi-class funds provides that each Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying on an annual basis 0.05% of the Class A's or non multi-class Fund's average daily net assets for costs incurred. Each of these funds may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses attributable to joint distribution activities will be allocated among the Funds in proportion to their relative net asset sizes.

The separate Class B Distribution Plan for the multi-class funds provides that the Funds may pay, as compensation for distribution-related services, a monthly fee at an annual rate of 0.70% of each such Fund's average daily net assets attributable to Class B shares.

                                                                   DISTRIBUTION   DISTRIBUTION
                                                                           FEES           FEES
FUND                                                                    CLASS A        CLASS B
----------------------------------------------------------------------------------------------
Asset Allocation Fund                                               $ 506,479      $  59,522
California Tax-Free Bond Fund                                         149,164         82,028
Diversified Income Fund                                                43,182         14,985
Ginnie Mae Fund                                                        81,915         29,354
Growth and Income Fund                                                 74,482         13,067
U.S. Government Allocation Fund                                        67,043         13,468

WAIVED FEES

The following amounts of fees and expenses have been waived by WFB for the year ended December 31, 1995:

                                                                        FEES WAIVED
FUND                                                                         BY WFB
-----------------------------------------------------------------------------------
Asset Allocation Fund                                                   $    19,706
California Tax-Free Bond Fund                                             1,232,856
California Tax-Free Income Fund                                             314,402
Corporate Stock Fund                                                        108,638
Diversified Income Fund                                                     146,911
Ginnie Mae Fund                                                             574,978
Growth and Income Fund                                                       18,527
Short-Intermediate U.S. Government Income Fund                              199,881
U.S. Government Allocation Fund                                              31,101

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS

Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens, respectively.

Certain officers and directors of the Company are also officers of Stephens. As of December 31, 1995, Stephens owned 6,311shares of the California Tax-Free Bond Fund, 11,228 shares of the California Tax-Free Income Fund and 11,339 shares of the Diversified Income Fund.

Stephens has retained $1,184,736 as sales charges from the proceeds of Class A capital shares sold and $66,575 from the proceeds of Class B capital shares redeemed by the Company for the year ended December 31, 1995. Wells Fargo Securities Inc., a subsidiary of WFB, received $333,234 as sales charges from the proceeds of Class A capital shares sold by the Company for the year ended December 31, 1995.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, for each Fund for the year ended December 31, 1995, were as follows:

AGGREGATE                    ASSET   CALIFORNIA   CALIFORNIA
 PURCHASES              ALLOCATION     TAX-FREE     TAX-FREE    CORPORATE  DIVERSIFIED
 AND SALES OF:                FUND    BOND FUND  INCOME FUND   STOCK FUND  INCOME FUND
--------------------------------------------------------------------------------------
U.S. GOVERNMENT
 OBLIGATIONS:
  Purchases at cost   $  3,210,000  $         0  $         0  $         0  $         0
  Sales proceeds       422,194,531            0            0            0            0
OTHER SECURITIES:
  Purchases at cost    119,731,930   27,057,332   39,393,662   16,072,363   64,777,860
  Sales proceeds        53,149,119   40,202,450   15,296,421   16,077,985   40,584,769

                                                        SHORT-
                                                  INTERMEDIATE              U.S.
                                                          U.S.        GOVERNMENT
AGGREGATE PURCHASES     GINNIE MAE    GROWTH AND    GOVERNMENT        ALLOCATION
 AND SALES OF:                FUND   INCOME FUND   INCOME FUND              FUND
--------------------------------------------------------------------------------
U.S. GOVERNMENT
 OBLIGATIONS:
  Purchases at cost   $155,156,563  $          0  $82,621,249     $  214,955,269
  Sales proceeds       135,966,523             0   59,925,207        332,625,095
OTHER SECURITIES:
  Purchases at cost     46,377,956   117,111,717   23,199,819                  0
  Sales proceeds        57,025,032   142,979,376   16,571,316                  0
--------------------------------------------------------------------------------

---------------------
154

                                                   NOTES TO FINANCIAL STATEMENTS

4. CAPITAL SHARES TRANSACTIONS

As of December 31, 1995, there were 10 billion shares of $0.001 par value capital stock authorized by the Company. At December 31, 1995, each Fund was authorized to issue 100 million shares of $0.001 par value capital stock for each class of shares, except that the California Tax-Free Money Market Mutual Fund was authorized to issue 3 billion, each class of the Ginnie Mae Fund was authorized to issue 3 hundred million shares, the Money Market Mutual Fund was authorized to issue 8 billion and each class of the U.S. Government Allocation Fund was authorized to issue 3 hundred million shares. Transactions in capital shares are disclosed in detail in the Statements of Changes in Net Assets.

5. REORGANIZATION OF WELLS FARGO INVESTMENT TRUST FOR RETIREMENT PROGRAMS

At special meetings held on December 31, 1991, unitholders owning a majority of the outstanding units of each of the Wells Fargo Investment Trust for Retirement Programs Funds (the "Trust") as of the close of business on November 8, 1991, approved an Agreement and Plan of Reorganization (the "Agreement") among the Trust, for itself and on behalf of each of the six funds comprising the Trust (each a "Predecessor Fund"); the Stagecoach Funds, Inc., a Maryland corporation ("Stagecoach"); Stephens Inc., a Delaware corporation ("Stephens"); and Wells Fargo in its capacity as the Trustee of the Trust, and in its individual capacity. The Agreement provided, among other things, for the transfer of the assets of each Predecessor Fund to a corresponding series of Stagecoach (each a "Stagecoach Fund"). The Agreement provided that in consideration therefore, each Stagecoach Fund would assume certain identified liabilities of the corresponding Predecessor Fund and would deliver to the corresponding Predecessor Fund the number of full and fractional shares of common stock of the Stagecoach Fund having an aggregate net asset value equivalent to the aggregate net asset value of the assets transferred to the Stagecoach Fund by the corresponding Predecessor Fund (collectively, the "Reorganization").

On January 1, 1992, the Reorganizations closed, and each Predecessor Fund made a pro rata liquidating distribution to its unitholders of the shares of the corresponding Stagecoach Fund it had received.

All of the expenses connected with the Reorganizations were paid by Wells Fargo or Stephens.

All information contained in this Semi-Annual Report which reflects financial data on the Stagecoach Funds for periods prior to 1992 refers to the corresponding Predecessor Funds.

6. SHAREHOLDER MEETINGS

A. MERGER OF FUNDS TO COMBINE VARIABLE RATE GOVERNMENT FUND INTO SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

At a special meeting of the shareholders of the Variable Rate Government Fund on August 7, 1995, an Agreement and

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
Plan of Reorganization was approved to combine the Variable Rate Government Fund into the Short-Intermediate U.S. Government Income Fund. This reorganization was completed on August 28, 1995.

B. ASSET ALLOCATION, CORPORATE STOCK, AND U.S. GOVERNMENT ALLOCATION FUNDS APPROVAL OF REORGANIZATION TO MASTER/FEEDER STRUCTURE, NEW SUB-ADVISORY CONTRACTS AND THE USE OF CERTAIN FUTURES CONTRACTS AND RELATED TRANSACTIONS

On behalf of its Asset Allocation, Corporate Stock and U.S. Government Allocation Funds, the Company requested shareholder approval of a proposal to reorganize each Fund into a master/feeder structure. The Company also requested shareholder approval of new sub-advisory contracts for each Fund and proposed new corresponding master portfolio with WFB, as adviser, and BGFA (the successor entity to WFNIA), as sub-adviser. This action was necessary because of the purchase by a subsidiary of Barclays Bank PLC of WFNIA. Finally the Company requested shareholder approval of an investment policy to permit each Fund to engage in the purchase and sale of certain futures contracts and related transactions. Engaging in these transactions would permit each Fund to maintain liquid assets while investing pursuant to its investment strategy.

At a special meeting of shareholders scheduled for December 5, 1995, as adjourned to December 12, 1995 for the U.S. Government Allocation Fund and to December 19, 1995 for the Asset Allocation and Corporate Stock Funds, shareholders voted on the proposals listed elsewhere in this annual report. The proposals received the required majority of votes and were adopted for each Fund.

---------------------
156

                                                    INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
STAGECOACH FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Fund, California Tax-Free Bond Fund, California Tax-Free Income Fund, Corporate Stock Fund, Diversified Income Fund, Ginnie Mae Fund, Growth and Income Fund, Short-Intermediate U.S. Government Income Fund, and U.S. Government Allocation Fund (nine of the funds comprising Stagecoach Funds, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For Asset Allocation Fund, Corporate Stock Fund, Ginnie Mae Fund, Growth and Income Fund and U.S. Government Allocation Fund, all periods indicated in the accompanying financial highlights ending prior to January 1, 1992 were audited by other auditors whose report dated February 19, 1992, expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1995, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Stagecoach Funds, Inc. as of December 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.

SAN FRANCISCO, CALIFORNIA
FEBRUARY 14, 1996

                                                           ---------------------

-----------------
PROXY VOTING RESULTS
PROPOSAL 1.

To consider approval of the proposal to reorganize each Fund into a master/feeder structure, with amendments to certain fundamental investment restrictions to permit each Fund to invest all of its assets in another investment company.

  ASSET ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
21,187,771     2,239,173    3,624,864

  CORPORATE STOCK FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,154,688      290,316      532,338

  U.S. GOVERNMENT ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,745,979      398,052      656,376

PROPOSAL 2A.

Approve an Advisory Contract on behalf of each Master Portfolio, with Wells Fargo Bank, N.A. ("Wells Fargo Bank"), as adviser.

  ASSET ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
21,256,865     2,174,947    3,633,260

  CORPORATE STOCK FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,170,337      281,283      526,295

  U.S. GOVERNMENT ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,760,833      372,547      668,443

PROPOSAL 2B.

Approve an interim Sub-Advisory Contract on behalf of each Master Portfolio, with Wells Fargo Bank, as adviser, and Wells Fargo Nikko Investment Advisors ("WFNIA"), as sub-adviser (necessary if the proposed Reorganization occurs before the sale of WFNIA).

  ASSET ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
21,190,837     2,202,502    3,671,732

  CORPORATE STOCK FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,154,124      282,522      541,269

  U.S. GOVERNMENT ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,743,622      378,623      679,579

PROPOSAL 2C.

Approve a final Sub-Advisory Contract on behalf of each Master Portfolio, with Wells Fargo Bank, as adviser, and BZW Global Investors, as sub-adviser.

  ASSET ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
21,143,389     2,211,751    3,696,667

  CORPORATE STOCK FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,150,119      285,231      541,993

  U.S. GOVERNMENT ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,726,452      385,021      688,934

---------------------
158

PROPOSAL 3.

To consider approval of an interim Sub-Advisory Contract for the Company, on behalf of each Fund, with Wells Fargo Bank, as adviser, and BZW Global Investors, as sub-adviser.

  ASSET ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
21,209,815     2,183,135    3,672,123

  CORPORATE STOCK FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,158,070      282,932      536,913

  U.S. GOVERNMENT ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,735,488      393,279      673,058

PROPOSAL 4.

To consider approval of a proposed investment policy to authorize each Fund to engage in the purchase and sale of certain futures contracts and related transactions, with amendments to certain fundamental investment restrictions that would otherwise preclude each Fund from engaging in such transactions.

  ASSET ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
20,219,137     3,159,688    3,672,983

  CORPORATE STOCK FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
2,999,094      434,746      543,502

  U.S. GOVERNMENT ALLOCATION FUND

FOR            AGAINST      ABSTAIN
-----------------------------------
3,500,933      621,777      677,697

PROPOSAL FOR VARIABLE RATE
GOVERNMENT FUND.

To approve an Agreement and Plan of Reorganization for the Variable Rate Government Fund (the "VRG Fund") and the transactions contemplated thereby, which include (a) the transfer of all the assets of the VRG Fund to the Short-Intermediate U.S. Government Income Fund (the "Government Fund") of Stagecoach Funds, and the assumption by the Government Fund of stated liabilities of the VRG Fund, in exchange for shares of the Government Fund; and (b) the distribution to shareholders of the VRG Fund of the shares of the Government Fund so received.

FOR            AGAINST      ABSTAIN
-----------------------------------
  820,523       31,115       42,670

                                                           ---------------------

LIST OF ABBREVIATIONS

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corp
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Co
CGY               --   Capital Guaranty Corp
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Co
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corp
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corp
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Assoc
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Assoc
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

---------------------
160

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                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
162

                             STAGECOACH FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 2, 1996
             TO THE CURRENT PROSPECTUS, AS PREVIOUSLY SUPPLEMENTED,
            AND STATEMENT OF ADDITIONAL INFORMATION OF EACH FUND OF
                             STAGECOACH FUNDS, INC.

             As of January 1, 1996, Wells Fargo Bank, N.A. provides investment advisory services for approximately $33 billion of assets.

              Each Fund's current Prospectus, as supplemented, and Statement of Additional Information are hereby amended accordingly.

                             STAGECOACH FUNDS, INC.
                            DIVERSIFIED INCOME FUND
                             GROWTH AND INCOME FUND

                       SUPPLEMENT DATED FEBRUARY 16, 1996
                        TO PROSPECTUS DATED MAY 1, 1995
                      AS SUPPLEMENTED ON AUGUST 24, 1995,
                      OCTOBER 18, 1995 AND JANUARY 2, 1996

The following paragraph replaces the fourth paragraph under the prospectus section "THE FUNDS AND MANAGEMENT":

     Mr. Robert Bissell has replaced Thomas L. Dibblee as co-manager of the portfolios of the Diversified Income and Growth and Income Funds as of February 14, 1996. Except for a brief period between October 1, 1995 and February 14, 1996, Mr. Bissell has been responsible for the day-to-day management of the Diversified Income Fund since its inception, and the Growth and Income Fund from January 1992. Mr. Bissell joined Wells Fargo Bank at the time of its merger with Crocker Bank and has been with the combined organization for over 20 years. Prior to joining Wells Fargo Bank, he was vice president and investment counsel with M.H. Edie Investment Counseling, where he managed institutional and high-net-worth portfolios. Mr. Bissell holds a finance degree from the University of Virginia. He is a chartered financial analyst and a member of the Los Angeles Society of Financial Analysts.

Wells Fargo provides investment advisory services, shareholder services, and certain other services for the Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. The booklet also contains a prospectus supplement inside the back cover. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

SC-05-96-002 (02/96)

                                                           BULK RATE
STAGECOACH FUNDS-R-                                      U.S. POSTAGE
P.O. Box 7066                                                PAID
San Francisco, CA 94120-7066                            PERMIT NO. 1933
                                                          FULLERTON CA
DATED MATERIAL
PLEASE EXPEDITE

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